Exhibit 10.1 Execution version AMENDMENT NO. 3 TO AMENDED AND RESTATED CREDIT AGREEMENT dated as of October 2, 2026 among OGLETHORPE POWER CORPORATION (AN ELECTRIC MEMBERSHIP CORPORATION), as Borrower, THE LENDERS PARTY HERETO, and NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, as Administrative Agent * * * * NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION as Lead Arranger COBANK, ACB, BANK OF AMERICA, N.A. AND TRUIST BANK, as Co-Syndication Agents ROYAL BANK OF CANADA, as Documentation Agent

1 AMENDMENT NO. 3 TO AMENDED AND RESTATED CREDIT AGREEMENT This AMENDMENT NO. 3 TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of October 2, 2026, among OGLETHORPE POWER CORPORATION (AN ELECTRIC MEMBERSHIP CORPORATION) (the “Borrower”), each LENDER (as defined in the Credit Agreement (as defined below)) party hereto, BANK OF AMERICA, N.A., TRUIST BANK and COBANK, ACB, each as an L/C Issuer (as defined in the Credit Agreement), and NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, as Administrative Agent (as defined in the Credit Agreement) for the Lenders and the L/C Issuers, as Swing Line Lender (as defined in the Credit Agreement) and as an L/C Issuer. RECITALS A. Pursuant to that certain Amended and Restated Credit Agreement, dated as of December 11, 2019, by and among the Borrower, the Lenders party thereto, the L/C Issuers and the Administrative Agent (as amended or otherwise modified from time to time, the “Credit Agreement”), the Lenders have made certain funds available to the Borrower in accordance with the terms and conditions set forth therein. B. The Borrower has requested amendments to the Credit Agreement in the manner and for the purposes set forth in this Amendment. C. The Administrative Agent and the Lenders party hereto are willing to agree to such requests, subject to the terms and conditions set forth herein. NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows: 1. Defined Terms. Capitalized terms used but not otherwise defined in this Amendment shall have the meanings that are set forth in the Credit Agreement. Unless otherwise noted, all references to sections or section numbers are to those of the Credit Agreement. 2. Amendments to the Credit Agreement. Effective as of the Amendment No. 3 Effective Date (as hereinafter defined), the Credit Agreement, the Schedules to the Credit Agreement and the Exhibits to the Credit Agreement are hereby amended by deleting the stricken text (indicated textually in the same manner as the following: stricken text) and by inserting the underlined text (indicated textually in the same manner as the following: underlined text) as set forth in the pages of the Credit Agreement attached hereto as Exhibit A (such document, the “Amended Credit Agreement”). 3. Conditions. The amendments to the Credit Agreement set forth in Section 2 of this Amendment shall be effective on October 2, 2026 (such date, the “Amendment No. 3 Effective Date”); provided, that each of the following conditions has been satisfied on or prior thereto:

2 (a) The Administrative Agent shall have received a counterpart of this Amendment, executed by the Borrower, the Lenders, the L/C Issuers and the Swing Line Lender; (b) Each Tranche B Lender requesting a Note shall have received a Note, in the face amount of its respective Tranche B Commitment as of the Amendment No. 3 Effective Date, which shall be in form and substance reasonably satisfactory to such Tranche B Lender; (c) No Default shall have occurred or be continuing or would result from the consummation of the transactions contemplated by this Amendment; (d) The Administrative Agent shall have received: (i) Copies of the articles of incorporation or other charter documents of the Borrower certified to be true and complete as of a recent date by the appropriate Governmental Authority of the state or other jurisdiction of its incorporation and certified by a secretary or assistant secretary of the Borrower to be true and correct as of the Amendment No. 3 Effective Date; (ii) A copy of the bylaws of the Borrower certified by a secretary or assistant secretary of the Borrower to be true and correct as of the Amendment No. 3 Effective Date; (iii) Copies of resolutions of the Board of Directors of the Borrower authorizing this Amendment, the transactions contemplated herein and the execution and delivery hereof, and of all other necessary corporate action and governmental and other material third party approvals and consents with respect to this Amendment, if any, each certified by a secretary or assistant secretary of the Borrower to be true and correct and in force and effect as of the Amendment No. 3 Effective Date; (iv) Certificates of good standing, existence or its equivalent with respect to the Borrower certified as of a recent date by the appropriate Governmental Authorities of the state or other jurisdiction of its incorporation and each other jurisdiction in which the failure to so qualify and be in good standing would have a Material Adverse Effect; and (v) An incumbency certificate of the Borrower certified by a secretary or assistant secretary of the Borrower to be true and correct as of the Amendment No. 3 Effective Date. (e) The Administrative Agent shall have received a certificate, dated as of the Amendment No. 3 Effective Date, and signed by a Financial Officer of the Borrower, certifying to the truth of the representations and warranties of the Borrower set forth in Section 4(b) of this Amendment; (f) The Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent and the Lenders and dated as of the Amendment No. 3 Effective Date) of Eversheds Sutherland (US) LLP, special counsel to the Borrower, covering

3 such matters relating to the Borrower and the Loan Documents, including this Amendment, as the Administrative Agent shall reasonably request; (g) At least two (2) Business Days prior to the Amendment No. 3 Effective Date, the Borrower shall have delivered, to each Lender that so requests at least five (5) Business Days before the Amendment No. 3 Effective Date, all documentation and information requested by any such Lender that is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the Patriot Act; (h) At least two (2) Business Days prior to the Amendment No. 3 Effective Date, the Borrower shall have delivered, to each Lender that so requests at least five (5) Business Days before the Amendment No. 3 Effective Date, a Beneficial Ownership Certification from the Borrower; (i) The Borrower shall have paid all fees and expenses due to the Lenders and the Administrative Agent as of the Amendment No. 3 Effective Date, including the reasonable and documented fees and expenses of Foley & Lardner LLP, special counsel to the Administrative Agent, in connection with the negotiation, preparation, execution and delivery of this Amendment and the other Loan Documents delivered in connection herewith (to the extent that statements for such fees and expenses have been delivered to the Borrower at least one (1) Business Day prior to the Amendment No. 3 Effective Date); and (j) The Administrative Agent and the Lenders shall have received such other documents, information or agreements regarding the Borrower as the Administrative Agent may reasonably request prior to the Amendment No. 3 Effective Date. 4. Confirmation of Loan Documents; Representations and Warranties. (a) The Borrower hereby reaffirms (i) the Amended Credit Agreement, (ii) the Loan Documents, and (iii) its obligations to the Administrative Agent and the Lenders thereunder. (b) The Borrower represents and warrants as of the Amendment No. 3 Effective Date that (i) no Default has occurred or is continuing or would result from the consummation of the transactions contemplated by this Amendment; (ii) all representations and warranties of the Borrower set forth in the Amended Credit Agreement and in the other Loan Documents delivered in connection with this Amendment (other than the representation and warranty set forth in Section 5.15 of the Amended Credit Agreement) are true and correct in all respects on and as of the Amendment No. 3 Effective Date, except to the extent that such representations and warranties relate to an earlier date, in which case such representations and warranties shall be true and correct in all respects as of such earlier date; (iii) no event or condition shall have occurred since December 31, 2025 that has had or would be reasonably expected to have a Material Adverse Effect; (iv) neither this Amendment nor any financial statements or other document, certificate or statement furnished to the Lenders by or on behalf of the Borrower in connection with the transactions contemplated hereby, as of the date of delivery, taken as a whole with all other documents, certificates or statements made or furnished to the

4 Lenders, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements contained therein or herein, taken as a whole, not misleading; provided that, with respect to projected financial information, the Borrower represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time; (v) the information included in any Beneficial Ownership Certification delivered by the Borrower to a Lender pursuant to Section 3(i) hereof is true and correct in all respects; (vi) the Borrower has all requisite power to execute, deliver and perform this Amendment and any other documents delivered in connection herewith; (vii) the execution, delivery and performance by the Borrower of this Amendment and any other documents delivered in connection herewith have been duly authorized by all necessary action of the Borrower and all governmental and other approvals and consents therefore have been duly obtained and are in full force and effect; and (viii) this Amendment and any other documents delivered in connection herewith constitute the legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their respective terms, except as such enforceability may be limited by (A) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (B) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). 5. Costs and Expenses. The Borrower agrees to pay all reasonable costs and expenses incurred by the Administrative Agent in connection with the preparation and administration of this Amendment, including reasonable and documented third-party costs and the reasonable and documented fees and expenses of the Administrative Agent’s counsel. 6. References in the Credit Agreement. (a) Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of similar import shall mean and be a reference to the Amended Credit Agreement. (b) Except as specifically amended above, the Credit Agreement and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed in all respects. (c) This Amendment shall not, except as expressly provided in this Amendment, operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document. (d) This Amendment (together with any other document executed and delivered in connection herewith) is not intended to be, nor shall it be construed as, a novation of the Credit Agreement. 7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Georgia. 8. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY

5 HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. 9. Headings. Section headings in this Amendment are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose. 10. Counterparts. This Amendment may be executed in counterparts, and such counterparts taken together shall be deemed to constitute one and the same instrument. Facsimile signatures (or signatures transmitted by electronic means, including by email with a “.pdf” copy thereof attached) on this Amendment shall be treated for all purposes as binding on such signatory to the same extent as an original signature. If a party delivers an executed counterpart of this Amendment, such party shall deliver to the Administrative Agent (or its counsel) such number of original signatures of this Amendment promptly after its effectiveness as the Administrative Agent may request. [Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers authorized as of the date first written above. OGLETHORPE POWER CORPORATION (AN ELECTRIC MEMBERSHIP CORPORATION), as Borrower By: Name: Elizabeth B. Higgins Title: Executive Vice President and Chief Financial Officer [Amendment No. 3]

COBANK, ACB, as a Co-Syndication Agent, an L/C Issuer and a Lender By:����� Name: Eric Strader Title: Executive Director [Amendment No. 3]

REGIONS BANK, as a Lender By: Name: Toi6Scheinzbach Title: Director [Amendment No. 3

MIZUHO BANK, LTD., as a Lender -Ifs '--,-1-�-By: c_,, Name: Edward Sacks Title: Managing Director [Amendment No. 3]

[Amendment No. 3] U.S. BANK NATIONAL ASSOCIATION, as a Lender By: Name: James O’Shaughnessy Title: Senior Vice President

[Amendment No. 3] FIFTH THIRD BANK, NATIONAL ASSOCIATION, as a Lender By: Name: Brody Sherman Title: Principal

GOLDMAN SACHS BANK USA, as a Lender Name: Dan Starr By: Title: Authorized Signatory [Amendment No. 3]

EXHIBIT A Amended Credit Agreement (see attached)

AMENDED AND RESTATED CREDIT AGREEMENT Dated as of December 11, 2019 as amended by Amendment No. 1 dated as of May 31, 2023 and, Amendment No. 2 dated as of May 23, 2024 and Amendment No. 3 dated as of October 2, 2026 among OGLETHORPE POWER CORPORATION (AN ELECTRIC MEMBERSHIP CORPORATION), as Borrower, BANK OF AMERICA, N.A., TRUIST BANK AND COBANK, ACB, as L/C Issuers, and any additional L/C Issuers party hereto from time to time, THE LENDERS IDENTIFIED HEREIN and NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, as Administrative Agent, Swing Line Lender and L/C Issuer * * * * NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION as Lead Arranger COBANK, ACB, BANK OF AMERICA, N.A. AND TRUIST BANK, as Co-Syndication Agents ROYAL BANK OF CANADA, as Documentation Agent

TABLE OF CONTENTS Page SECTION I DEFINITIONS AND ACCOUNTING TERMS 1 1.1 Definitions. 1 1.2 Other Interpretive Provisions. 2829 1.3 Accounting Terms. 2930 1.4 Time. 30 1.5 Letter of Credit Amounts 30 1.6 Rates 3031 1.7 Divisions 3031 SECTION II THE COMMITMENTS AND CREDIT EXTENSIONS 31 2.1 Committed Loans. 31 2.2 Borrowings, Conversions and Continuations of Committed Loans. 3132 2.3 Letters of Credit. 33 2.4 Swing Line Loans. 4344 2.5 Prepayments. 4647 2.6 Termination or Reduction of Commitments. 4748 2.7 Repayment of Loans. 4749 2.8 Interest. 4750 2.9 Fees. 4851 2.10 Computation of Interest and Fees. 4951 2.11 Evidence of Debt. 4952 2.12 Payments Generally; Administrative Agent’s Clawback. 5052 2.13 Sharing of Payments by Lenders. 5254 2.14 Extension of Tranche B Maturity Date; Conversion of Tranche A Commitments. 5355 2.15 Increase in Commitments. 5457 2.16 Cash Collateral. 5558 2.17 Defaulting Lenders. 5659 2.18 Benchmark Replacement Setting. 5861 SECTION III TAXES, YIELD PROTECTION AND ILLEGALITY 6063 3.1 Taxes. 6063 3.2 Illegality. 6467 3.3 Inability to Determine Rates. 6567 3.4 Increased Costs. 6568 3.5 Compensation for Losses. 6770 3.6 Mitigation Obligations; Replacement of Lenders. 6770 3.7 Departing Lender and Reallocation of Commitments. 6871 3.8 Survival. 6972

SECTION IV CONDITIONS PRECEDENT 6972 4.1 Closing Conditions. 6972 4.2 Conditions to All Credit Extensions. 7274 SECTION V REPRESENTATIONS AND WARRANTIES 7275 5.1 Organization and Good Standing. 7275 5.2 Due Authorization. 7375 5.3 No Conflicts. 7375 5.4 Consents. 7376 5.5 Enforceable Obligations. 7376 5.6 Financial Condition. 7476 5.7 No Default. 7476 5.8 Litigation. 7476 5.9 Taxes. 7476 5.10 Compliance with Law. 7477 5.11 ERISA. 7477 5.12 Use of Proceeds. 7678 5.13 Government Regulations. 7678 5.14 Solvency. 7679 5.15 Disclosure. 7779 5.16 Environmental Matters. 7779 5.17 Insurance. 7779 5.18 Franchises, Licenses, Etc. 7779 5.19 Subsidiaries; Affiliates; Members. 7779 5.20 Wholesale Power Contracts. 7780 5.21 Sanctions; Anti-Corruption. 7880 5.22 Beneficial Ownership Certification. 7880 5.23 Affected Financial Institution. 7880 5.24 Patriot Act Compliance. 7881 SECTION VI AFFIRMATIVE COVENANTS 7981 6.1 Information Covenants. 7981 6.2 Patronage Capital and Membership Fees. 8184 6.3 Notices with Respect to Wholesale Power Contracts. 8184 6.4 Preservation of Existence, Franchises and Assets. 8284 6.5 Books and Records. 8284 6.6 Compliance with Law. 8284 6.7 Payment of Taxes. 8284 6.8 Insurance. 8385 6.9 Use of Proceeds. 8385 6.10 Audits/Inspections. 8385 6.11 CoBank Equity and Security. 8486 6.12 [Reserved.] 8487

6.13 Rate Covenant. 8487 6.14 Sanctions; Anti-Corruption Laws. 8587 SECTION VII NEGATIVE COVENANTS 8587 7.1 Nature of Business. 8587 7.2 Consolidation and Merger. 8588 7.3 Arm’s-Length Transactions. 8688 7.4 Fiscal Year; Organizational Documents. 8688 7.5 Liens. 8688 7.6 [Reserved.] 8688 7.7 Indebtedness. 8688 7.8 Sanctions; Anti-Corruption; Use of Proceeds. 8789 SECTION VIII EVENTS OF DEFAULT 8789 8.1 Events of Default. 8789 8.2 Acceleration; Remedies. 9092 8.3 Allocation of Payments After Event of Default. 9193 SECTION IX ADMINISTRATIVE AGENT 9294 9.1 Appointment and Authority. 9294 9.2 Rights as a Lender. 9294 9.3 Exculpatory Provisions. 9294 9.4 Reliance by Administrative Agent. 9395 9.5 Delegation of Duties. 9496 9.6 Resignation of Administrative Agent. 9496 9.7 Non-Reliance on Administrative Agent and Other Lenders. 9597 9.8 No Other Duties, Etc. 9698 9.9 Administrative Agent May File Proofs of Claim. 9698 9.10 Indemnity. 9799 9.11 Certain ERISA Matters. 98100 9.12 Erroneous Payments. 99101 SECTION X MISCELLANEOUS 101104 10.1 Notices and Other Communications; Facsimile Copies. 101104 10.2 Right of Set-Off; Payments Set Aside. 104106 10.3 Successors and Assigns. 104107 10.4 No Waiver; Remedies Cumulative. 110112 10.5 Payment of Expenses, etc. 110113 10.6 Amendments, Waivers and Consents. 112114 10.7 Counterparts. 113116 10.8 Headings. 114116 10.9 Interest Rate Limitation. 114116 10.10 Survival of Indemnification and Representations and Warranties. 114116

10.11 Governing Law. 114117 10.12 Waiver of Jury Trial. 115117 10.13 Severability. 116118 10.14 Further Assurances. 116118 10.15 Entirety. 116118 10.16 Binding Effect; Continuing Agreement. 116118 10.17 Confidentiality. 117119 10.18 USA PATRIOT Act Notice. 118120 10.19 No Advisory or Fiduciary Responsibility. 118120 10.20 Electronic Execution of Assignments and Certain Other Documents. 119121 10.21 Voting Participants. 119[Reserved.] 121 10.22 [Reserved.] 119121 10.23 Amendment and Restatement. 119121 10.24 Acknowledgement Regarding Any Supported QFCs. 120122 10.25 Acknowledgment and Consent to Bail-In of Affected Financial Institutions. 121123 10.26 Cashless Settlement. 122123

Schedule 1.1 Commitments and Applicable Percentages Schedule 5.8 Litigation Schedule 5.19 Subsidiaries, Affiliates and Members Schedule 5.20 Gross Member Revenues Schedule 10.1 Notices Exhibit 2.2(a)-1 Form of Committed Loan Notice Exhibit 2.2(a)-2 Form of Interest Election Notice Exhibit 2.4 Form of Swing Line Loan Notice Exhibit 2.11 Form of Note Exhibit 2.14 Form of Notice of Tranche B Maturity Date Extension Request Exhibit 2.15 Form of Notice of Requested Commitment Increase Exhibit 3.1(g)-1 Form of U.S. Tax Compliance Certificate (For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes) Exhibit 3.1(g)-2 Form of U.S. Tax Compliance Certificate (For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes) Exhibit 3.1(g)-3 Form of U.S. Tax Compliance Certificate (For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes) Exhibit 3.1(g)-4 Form of U.S. Tax Compliance Certificate (For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes) Exhibit 6.1(c) Form of Officer’s Certificate Exhibit 10.3(b) Form of Assignment and Assumption

[Different first page setting changed from on in original to off in modified.]. AMENDED AND RESTATED CREDIT AGREEMENT THIS AMENDED AND RESTATED CREDIT AGREEMENT, (as amended by Amendment No. 1 dated as of May 31, 2023 and, Amendment No. 2 dated as of May 23, 2024 and Amendment No. 3 dated as of October 2, 2026) dated as of December 11, 2019, is entered into among OGLETHORPE POWER CORPORATION (AN ELECTRIC MEMBERSHIP CORPORATION) (the “Borrower”), BANK OF AMERICA, N.A., TRUIST BANK AND COBANK, ACB, each as an L/C Issuer (as defined herein), any additional L/C Issuers party hereto from time to time, the Lenders (as defined herein) and NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, as Administrative Agent (as defined herein) for the Lenders and the L/C Issuers, as Swing Line Lender and as an L/C Issuer. SECTION I DEFINITIONS AND ACCOUNTING TERMS 1.1 Definitions. As used herein, the following terms shall have the meanings herein specified unless the context otherwise requires. Defined terms herein shall include in the singular number the plural and in the plural the singular. “Additional Commitment Lender” has the meaning specified in Section 2.14(d). “Adjusted Term SOFR” means, for purposes of any calculation and subject to the provisions of Section 2.18, the rate per annum equal to (a) Term SOFR for such calculation plus (b) the Term SOFR Adjustment; provided that if Adjusted Term SOFR as so determined shall ever be less than the Floor, then Adjusted Term SOFR shall be deemed to be the Floor. “Administrative Agent” means CFC in its capacity as administrative agent under any of the Loan Documents or any successor administrative agent. “Administrative Agent’s Office” means the Administrative Agent’s address and, as appropriate, account as set forth on Schedule 10.1, or such other address or account as the Administrative Agent may from time to time notify to the Borrower and the Lenders. “Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Administrative Agent. “Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution. “Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified. For purposes of this definition neither any Member nor Smarr EMC is an Affiliate. [Different first page setting changed from on in original to off in modified.]. 1

[Different first page setting changed from on in original to off in modified.]. [Different first page setting changed from on in original to off in modified.]. 2 Applicable Rate for Base Rate Loans Unsecured Credit Rating (S&P/Moody’s/Fitch) Level 1 0.100% Applicable Rate for Unused Fee 1.000% “Agent Parties” has the meaning specified in Section 10.1(c). “Aggregate Commitments” means the Commitments of all the Lenders. Aggregate Commitments shall include both the Tranche A Commitment of each Tranche A Lender and the Tranche B Commitment of each Tranche B Lender until the Tranche A Maturity Date or Tranche A Early Termination Date, as applicable, so long as the Tranche A Lenders no longer have any Total Outstandings hereunder, at which time the Tranche B Commitments of each Tranche B Lender shall make up the Aggregate Commitments hereunder. The Aggregate Commitments as of the Amendment No. 3 Effective Date is $1,350,000,000. “Agreement” means this Amended and Restated Credit Agreement, as amended, extended, supplemented or otherwise modified in writing from time to time. “Amendment No. 23 Effective Date” means May 23October 2, 20242026. “Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to the Borrower or its Subsidiaries from time to time concerning or relating to bribery, money laundering or corruption. “Applicable Percentage” means with respect to any Lender at any time, the percentage (carried out to the ninth decimal place) of the Aggregate Commitments represented by such Lender’s Commitment at such time, subject to adjustment as provided in Section 2.17. Aggregate Commitments upon which the Applicable Percentage shall be calculated shall include the aggregate Tranche A Commitments and the aggregate Tranche B Commitments until the Tranche A Maturity Date or Tranche A Early Termination Date, as applicable, at which time the Applicable Percentage shall be calculated solely based on the Tranche B Commitments. If the commitment of each Lender to make Loans and the obligation of each L/C Issuer to make L/C Credit Extensions have been terminated pursuant to Section 8.2 or if the Aggregate Commitments have expired, then the Applicable Percentage of each Lender shall be determined based on the Applicable Percentage of such Lender most recently in effect, giving effect to any subsequent assignments. The Applicable Percentage of each Lender as of the Amendment No. 23 Effective Date is set forth opposite the name of such Lender on Schedule 1.1 or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable. “Applicable Rate” means, for Unused Fee, SOFR Loans, Letter of Credit Fee and Base Rate Loans, the appropriate applicable percentages, in each case (subject to the exception indicated below), corresponding to the Unsecured Credit Rating of the Borrower in effect as of the most recent Calculation Date (defined below) as shown below: -0-0.000% Applicable Rate for SOFR Loans and Letter of Credit Fee

[Different first page setting changed from on in original to off in modified.]. [Different first page setting changed from on in original to off in modified.]. 3 0.175% 1.250% 0.250% Level 2 A- / A3 / A- Level 4 BBB / Baa2 / BBB 0.225% 0.125% 1.500% 0.500% 1.125% ≥A / A2 / A Level 5 ≤BBB- / Baa3 / BBB- 0.125% 0.275% 1.750% 0.750% The Applicable Rate shall be determined and adjusted on the date (each a “Calculation Date”) one Business Day after the date on which the Borrower’s Unsecured Credit Rating is upgraded or downgraded in a manner which requires a change in the then applicable pricing level set forth above. In the event that there is an Unsecured Credit Rating by only two of the Rating Agencies and there is a split rating, the highest rating (lowest pricing) will apply unless there is more than one pricing level between the ratings and then the pricing level one below the highest rating will apply. In the event that there is a rating by each of the Rating Agencies and there is a split rating, (a) if two of the three ratings are the same, then such rating will apply and (b) if none of the ratings are the same, the middle rating will apply. If the Borrower does not have an Unsecured Credit Rating from any of the Rating Agencies then pricing level 5 shall apply. Each Applicable Rate shall be effective from one Calculation Date until the next Calculation Date. Any adjustment in the Applicable Rate shall be applicable to all existing SOFR Loans as well as any new SOFR Loans made. The applicable pricing level for the Applicable Rate, as of the Amendment No. 23 Effective Date, is pricing level 43. “Approved Fund” means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender. “Assignee Group” means two or more Eligible Assignees that are Affiliates of one another or two or more Approved Funds managed by the same investment advisor. “Assignment and Assumption” means an assignment and assumption entered into by a Lender and an Eligible Assignee (with the consent of any party whose consent is required by Section 10.3), and accepted by the Administrative Agent, in substantially the form of Exhibit 10.3(b) or any other form (including electronic documentation generated by use of an electronic platform) approved by the Administrative Agent. Level 3 BBB+ / Baal / BBB+

[Different first page setting changed from on in original to off in modified.]. “Attorney Costs” means all reasonable fees and disbursements of any law firm or other external counsel and all disbursements of internal legal counsel in connection with such services. “Auto-Extension Letter of Credit” has the meaning specified in Section 2.3(b)(iii). “Availability Period” means the period from and including the Closing Date to but excluding the earlier of the Maturity Date and the date of termination of the Commitments prior to the Maturity Date pursuant to Section 2.6, Section 8.2 or otherwise.Tranche A Availability Period or the Tranche B Availability Period, as applicable. “Available Tenor” ” means, as of any date of determination and with respect to the then-current Benchmark, as applicable, if such Benchmark is a term rate, any tenor for such Benchmark (or component thereof) that is or may be used for determining the length of an interest period pursuant to this Agreement, as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to Section 2.18(d). “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution. “Bail-In Legislation” means, (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation, rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation, or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration, or other insolvency proceedings). “Bank of America” means Bank of America, N.A. and any successor thereto. “Bankruptcy Code” means the Bankruptcy Code in Title 11 of the United States Code, as amended, modified, succeeded or replaced from time to time. “Base Rate” means, for any day with respect to Committed Loans, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Federal Funds Rate for such day plus 0.50% and (c) Adjusted Term SOFR for a one-month tenor for such day (or if such day is not a Business Day, the immediately preceding Business Day) plus 1.00%; provided that if the Base Rate as so determined would be less than the Floor, such rate shall be deemed to be the Floor purposes of this Agreement. Any change in the Base Rate due to a change in the Prime Rate, the Federal Funds Rate or Adjusted Term SOFR for a one-month tenor [Different first page setting changed from on in original to off in modified.]. 4

[Different first page setting changed from on in original to off in modified.]. shall be effective from and including the effective date of such change in the Prime Rate, the Federal Funds Rate or Adjusted Term SOFR for a one-month tenor, as the case may be. “Base Rate Committed Loan” means a Committed Loan that is a Base Rate Loan. “Base Rate Loan” means a Loan that bears interest based on the Base Rate. “Base Rate Term SOFR Determination Day” has the meaning specified in the definition of “Term SOFR” in this Section 1.1. “Benchmark” means, initially, the Term SOFR Reference Rate; provided that if a Benchmark Transition Event has occurred with respect to the Term SOFR Reference Rate or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 2.18(a). “Benchmark Replacement” means, with respect to any Benchmark Transition Event: the first alternative set forth in the order below that can be determined by the Administrative Agent for the applicable Benchmark Replacement Date: (a) the sum of (i) Daily Simple SOFR and (ii) 0.10% (10 basis points) per annum; or (b) the sum of: (i) the alternate benchmark rate that has been selected by the Administrative Agent and the Borrower giving due consideration to (A) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (B) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement for the then-current Benchmark for Dollar-denominated syndicated credit facilities at such time in the United States and (ii) the related Benchmark Replacement Adjustment. If the Benchmark Replacement as determined pursuant to clause (a) or (b) above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents. “Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Borrower giving due consideration to (a) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (b) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for Dollar-denominated syndicated credit facilities at such time. [Different first page setting changed from on in original to off in modified.]. 5

[Different first page setting changed from on in original to off in modified.]. “Benchmark Replacement Date” means a date and time determined by the Administrative Agent, which date shall be no later than the earliest to occur of the following events with respect to the then-current Benchmark: (a) in the case of clause (a) or (b) of the definition of “Benchmark Transition Event,” the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof); or (b) in the case of clause (c) of the definition of “Benchmark Transition Event,” the first date on which such Benchmark (or the published component used in the calculation thereof) has been or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof) have been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be no longer representative; provided that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (c) and even if such Benchmark (or such component thereof) or, if such Benchmark is a term rate, any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date. For the avoidance of doubt, if such Benchmark is a term rate, the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (a) or (b) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark: (a) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate ,all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, any Available Tenor of such Benchmark (or such component thereof); (b) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Federal Reserve Board, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for [Different first page setting changed from on in original to off in modified.]. 6

[Different first page setting changed from on in original to off in modified.]. such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or (c) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof) are not, or as of a specified future date will not be, representative. For the avoidance of doubt, if such Benchmark is a term rate, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof). “Benchmark Unavailability Period” means, the period (if any) (a) beginning at the time that a Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.18 and (b) ending at the time that a Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.18. “Beneficial Ownership Certification” means a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation. “Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230. “Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in and subject to Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”. “BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party. “Board” means the Board of Governors of the Federal Reserve System of the United States. “Bond Documents” means, with respect to any Bonds, any trust indenture or similar document pursuant to which such Bonds are issued and any loan agreement, promissory [Different first page setting changed from on in original to off in modified.]. 7

[Different first page setting changed from on in original to off in modified.]. note or similar document that provides security or a source of funding for the debt service on such Bonds. “Bond Letter of Credit” means any Letter of Credit that provides credit or liquidity support for Bonds, including each Existing Letter of Credit. “Bonds” means any bonds, notes or other evidences of indebtedness issued by or on behalf of the Borrower or any Subsidiary of the Borrower. “Borrower” means Oglethorpe Power Corporation (An Electric Membership Corporation) and any permitted successor thereto. “Borrower Materials” has the meaning specified in Section 6.1. “Borrower Obligations” means, without duplication, all of the obligations of the Borrower to the Lenders, including Lenders when acting in the capacity of L/C Issuer, and the Administrative Agent, whenever arising, under this Agreement, the Notes or any of the other Loan Documents. “Borrowing” means a Committed Borrowing or a Swing Line Borrowing, as the context may require. “Businesses” has the meaning specified in Section 5.16. “Business Day” means any day (a) that the office of the Administrative Agent is not closed, and (b) that is not a Saturday, Sunday, a legal holiday or a day on which banking institutions are authorized or required by law or other governmental action to close in Atlanta, Georgia or New York, New York. “Capital Stock” means (a) in the case of a corporation, all classes of capital stock of such corporation, (b) in the case of a partnership, partnership interests (whether general or limited), (c) in the case of a limited liability company, membership interests and (d) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person. “Cash Collateralize” means to pledge and deposit with or deliver to the Administrative Agent, for the benefit of the Administrative Agent, one or more L/C Issuers or the Swing Line Lender (as applicable) and the Lenders, as collateral for L/C Obligations, Borrower Obligations in respect of Swing Line Loans, or obligations of Lenders to fund participations in respect of either thereof (as the context may require), cash or deposit account balances or, if each L/C Issuer or Swing Line Lender (as applicable) benefitting from such collateral shall agree in its sole discretion, other credit support, in each case pursuant to documentation in form and substance satisfactory to (a) the Administrative Agent and (b) each such L/C Issuer or the Swing Line Lender (as applicable). “Cash Collateral” shall have a meaning correlative to the foregoing and shall include the proceeds of such cash collateral and other credit support. [Different first page setting changed from on in original to off in modified.]. 8

[Different first page setting changed from on in original to off in modified.]. “CFC” means National Rural Utilities Cooperative Finance Corporation and any successor thereto. “CFC Rate” means, for any day, a rate per annum equal to the rate published by CFC from time to time, by electronic or other means, for similarly classified lines of credit, but, if not so published, the CFC Rate shall be the rate per annum determined by CFC for such lines of credit from time to time. “Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) any new, or adjustment to, requirements prescribed by the Board of Governors for “Eurocurrency Liabilities” (as defined in Regulation D of the Board of Governors), requirements imposed by the Federal Deposit Insurance Corporation, or similar requirements imposed by any domestic or foreign governmental authority or resulting from compliance by Administrative Agent or any Lender with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority and related in any manner to SOFR, the Term SOFR Reference Rate, Adjusted Term SOFR or Term SOFR, or (d) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued. “Closing Date” means December 11, 2019. “Co-Syndication Agents” means, collectively, CoBank, Bank of America, N.A. and Truist Bank, in their capacities as co-syndication agents hereunder. “CoBank” means CoBank, ACB, a federally chartered instrumentality of the United States. “CoBank Equities” has the meaning specified in Section 6.11(a). “Code” means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder. “Commitment” means, as to each Lender, its obligation to (a) make Committed Loans to the Borrower pursuant to Section 2.1, (b) purchase participations in L/C Obligations and (c) purchase participations in Swing Line Loans, in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender’s name on Schedule 2.11.1 or in the Assignment and Assumption pursuant to which such Lender becomes a party [Different first page setting changed from on in original to off in modified.]. 9

[Different first page setting changed from on in original to off in modified.]. hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement. “Committed Borrowing” means a borrowing consisting of simultaneous Committed Loans of the same Type and, in the case of SOFR Loans, having the same Interest Period made by each of the Lenders pursuant to Section 2.1. “Committed Loan” has the meaning specified in Section 2.1. “Committed Loan Notice” means a notice of a Committed Borrowing, pursuant to Section 2.2(a), which, if in writing, shall be substantially in the form of Exhibit 2.2(a)-1. “Conforming Changes” means, with respect to either the use or administration of Adjusted Term SOFR or the use, administration, adoption or implementation of any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Base Rate,” the definition of “Business Day,” the definition of “U.S. Government Securities Business Day,” the definition of “Interest Period” or any similar or analogous definition (or the addition of a concept of “interest period”), timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of Section 3.5 and other technical, administrative or operational matters) that the Administrative Agent reasonably determines may be appropriate to reflect the adoption and implementation of any such rate or to permit the use and administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of any such rate exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents). “Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes. “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto. “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Covered Party” has the meaning specified in Section 10.24. [Different first page setting changed from on in original to off in modified.]. 10

[Different first page setting changed from on in original to off in modified.]. “Credit Extension” means each of the following: (a) a Borrowing and (b) an L/C Credit Extension. “Credit Rating” means, for any Person, the Unsecured Credit Rating or the Secured Credit Rating, as applicable. “Daily Simple SOFR” means, for any day, SOFR, with the conventions for this rate (which will include a lookback) being established by the Administrative Agent in accordance with the conventions for this rate selected or recommended by the Relevant Governmental Body for determining “Daily Simple SOFR” for syndicated business loans; provided that if the Administrative Agent decides that any such convention is not administratively feasible for the Administrative Agent, then the Administrative Agent may establish another convention in its reasonable discretion. “Debtor Relief Laws” means the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally. “Default” means any event, act or condition which with notice hereunder or lapse of time hereunder, or both, would constitute an Event of Default. “Default Rate” means (a) when used with respect to Borrower Obligations other than Letter of Credit Fees, an interest rate equal to (i) the Base Rate plus (ii) the Applicable Rate, if any, applicable to Base Rate Loans plus (iii) 2% per annum; provided, however, that with respect to a SOFR Loan, the Default Rate shall be an interest rate equal to the interest rate (including any Applicable Rate) otherwise applicable to such Loan plus 2% per annum, and (b) when used with respect to Letter of Credit Fees, a rate equal to the Applicable Rate plus 2% per annum. “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “Defaulting Lender” means, subject to Section 2.17(b), any Lender that (a) has failed to (i) fund all or any portion of its Loans within two Business Days of the date such Loans were required to be funded hereunder unless such Lender notifies the Administrative Agent (or the Required Lenders if such Lender is the Administrative Agent) and the Borrower in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to the Administrative Agent, any L/C Issuer, any Swing Line Lender or any other Lender any other amount required to be paid by it hereunder (including in respect of its participation in Letters of Credit or Swing Line Loans) within two Business Days of the date when due, (b) has notified the Borrower, the Administrative Agent (or the Required Lenders if such Lender is the Administrative Agent) or any L/C Issuer or Swing Line Lender in writing that it does not intend [Different first page setting changed from on in original to off in modified.]. 11

[Different first page setting changed from on in original to off in modified.]. to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three Business Days after written request by the Administrative Agent (or the Required Lenders if such Lender is the Administrative Agent) or the Borrower, to confirm in writing to the Administrative Agent (or such Required Lenders) and the Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent (or the Required Lenders if such Lender is the Administrative Agent) and the Borrower), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity or (iii) become the subject of a Bail-In Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent (or the Required Lenders if such Lender is the Administrative Agent) that a Lender is a Defaulting Lender under clauses (a) through (d) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 2.17(b)) upon delivery of written notice of such determination to the Borrower, each L/C Issuer, each Swing Line Lender and each Lender. “Departing Lender” has the meaning given in Section 3.7. “Dividing Person” has the meaning assigned to it in the definition of “Division” in this Section 1.1. “Division” means the division of the assets, liabilities and/or obligations of a Person (the “Dividing Person”) among two or more Persons (whether pursuant to a “plan of division” or similar arrangement), which may or may not include the Dividing Person and pursuant to which the Dividing Person may or may not survive. “Documentation Agent” means Royal Bank of Canada, in its capacity as documentation agent hereunder. “Dollars” and “$” means dollars in lawful currency of the United States of America. [Different first page setting changed from on in original to off in modified.]. 12

[Different first page setting changed from on in original to off in modified.]. “EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a Subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent. “EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway. “EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “Eligible Assignee” means any Person that meets the requirements to be an assignee under Sections 10.3(b)(iii), (v) and (vi) (subject to such consents, if any, as may be required under Section 10.3(b)(iii)). “Engagement Letter” means, individually and collectively, (i) that certain letter agreement, dated October 4, 2019, among the Administrative Agent, CFC, as the Lead Arranger, and the Borrower, and(ii) that certain letter agreement, dated March 26, 2024, among the Administrative Agent, CFC, as the Lead Arranger, and the Borrower, and (iii) that certain letter agreement, dated July 27, 2026, among the Administrative Agent, CFC, as the Lead Arranger, and the Borrower, as each such letter may be amended, modified or supplemented from time to time. “Environmental Laws” means any current or future legal requirement of any Governmental Authority pertaining to (a) the protection of health, safety, and the indoor or outdoor environment, (b) the conservation, management, or use of natural resources and wildlife, (c) the protection or use of surface water and groundwater or (d) the management, manufacture, possession, presence, use, generation, transportation, treatment, storage, disposal, release, threatened release, abatement, removal, remediation or handling of, or exposure to, any hazardous or toxic substance or material or (e) pollution (including any release to land surface water and groundwater) and includes, without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986, 42 USC 9601 et seq., Solid Waste Disposal Act, as amended by the Resource Conservation and Recovery Act of 1976 and Hazardous and Solid Waste Amendment of 1984, 42 USC 6901 et seq., Federal Water Pollution Control Act, as amended by the Clean Water Act of 1977, 33 USC 1251 et seq., Clean Air Act of 1966, as amended, 42 USC 7401 et seq., Toxic Substances Control Act of 1976, 15 USC 2601 et seq., Hazardous Materials Transportation Act, 49 USC App. 1801 et seq., Occupational Safety and Health Act of 1970, as amended, 29 USC 651 et seq., Oil Pollution Act of 1990, 33 USC 2701 et seq., Emergency Planning and Community Right-to-Know Act of 1986, 42 USC 11001 et seq., National Environmental Policy Act of 1969, 42 USC 4321 et seq., Safe Drinking Water Act of 1974, as [Different first page setting changed from on in original to off in modified.]. 13

[Different first page setting changed from on in original to off in modified.]. amended, 42 USC 300(f) et seq., any analogous implementing or successor law, and any amendment, rule, regulation, order, or directive issued thereunder. “ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and any successor statute thereto, as interpreted by the rules and regulations thereunder, all as the same may be in effect from time to time. References to sections of ERISA shall be construed also to refer to any successor sections. “ERISA Affiliate” means an entity, whether or not incorporated, which is under common control with the Borrower or any of its Subsidiaries within the meaning of Section 4001(a)(14) of ERISA, or is a member of a group which includes the Borrower or any of its Subsidiaries and which is treated as a single employer under Sections 414(b), (c), (m), or (o) of the Code. “Erroneous Payment” has the meaning assigned to it in Section 9.12(a). “Erroneous Payment Deficiency Assignment” has the meaning assigned to it in Section 9.12(d). “Erroneous Payment Impacted Class” has the meaning assigned to it in Section 9.12(d). “Erroneous Payment Return Deficiency” has the meaning assigned to it in Section 9.12(d). “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time. “Event of Default” has the meaning specified in Section 8.1. “Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable Lending Office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan or Commitment (other than pursuant to an assignment request by the Borrower under Section 3.6(b)) or (ii) such Lender changes its Lending Office, except in each case to the extent that, pursuant to Section 3.1, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its Lending Office, (c) Taxes attributable to such [Different first page setting changed from on in original to off in modified.]. 14

[Different first page setting changed from on in original to off in modified.]. Recipient’s failure to comply with Section 3.1(g) and (d) any U.S. federal withholding Taxes imposed under FATCA. “Existing Credit Agreement” means that certain Credit Agreement, dated as of March 23, 2015, by and among the Borrower, Bank of America, Bank of Montreal and CoBank, ACB, each as an L/C Issuer, any additional L/C Issuers party thereto from time to time, the Lenders and CFC as Administrative Agent for the Lenders and the L/C Issuers, as Swing Line Lender and as an L/C Issuer. “Existing Letters of Credit” means (a) the irrevocable transferable direct-pay letter of credit issued by Bank of America on March 30, 2010 in support of the Development Authority of Burke County Pollution Control Revenue Bonds (Oglethorpe Power Corporation Vogtle Project), Series 2010A, (b) the irrevocable transferable direct-pay letter of credit issued by Bank of America on March 30, 2010 in support of the Development Authority of Burke County Pollution Control Revenue Bonds (Oglethorpe Power Corporation Vogtle Project), Series 2010B and (c) the irrevocable transferable direct-pay letter of credit issued by Truist Bank on December 11, 2019 in support of the Development Authority of Monroe County Pollution Control Revenue Bonds (Oglethorpe Power Corporation Scherer Project), Series 2010A, in each case as amended prior to or on the Closing Date. “Existing Tranche B Maturity Date” has the meaning specified in Section 2.14(a). “Extending Tranche B Lender” has the meaning specified in Section 2.14(e). “Extension Date” has the meaning specified in Section 2.14(a). “Failure to Reimburse Notice” has the meaning specified in Section 2.3(c)(i). “Farm Credit Lender” means a lending institution organized and existing pursuant to the provisions of the Farm Credit Act of 1971 and under the regulation of the Farm Credit Administration. “FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof and any agreement entered into pursuant to Section 1471(b)(1) of the Code, and any intergovernmental agreement entered into in connection with such sections of the Code and any legislation, law, regulation or practice enacted or promulgated pursuant to such intergovernmental agreement. “FCPA” means the Foreign Corrupt Practices Act of 1977, as amended. “Federal Funds Rate” shall meanmeans, for any day, the greater of (a) the rate calculated by the Federal Reserve Bank of New York based on such day’s federal funds transactions by depositary institutions (as determined in such manner as the Federal Reserve Bank of New York shall set forth on its public website from time to time) and published on the next succeeding Business Day by the Federal Reserve Bank of New York as the federal funds [Different first page setting changed from on in original to off in modified.]. 15

[Different first page setting changed from on in original to off in modified.]. effective rate, or, if such rate is not published for any day that is a Business Day, the average (rounded upwards, if necessary, to the next 1/100 of 1%) of the quotations for such day for such transactions received by the Administrative Agent from three (3) federal funds brokers of recognized standing selected by the Administrative Agent and (b) 0%. “Fee Letters” means the Engagement Letter and any L/C Issuer Fee Letter. “Financial Officer” means any one of the chief financial officer, the chief accounting officer, the senior vice president, finance, vice president, finance and the treasurer of the Borrower. “First Mortgage Indenture” means, collectively, (a) that certain Indenture, dated as of March 1, 1997, from the Borrower, as grantor, to U.S. Bank Trust Company, National Association (as successor to U.S. Bank National Association, as successor to SunTrust Bank, formerly SunTrust Bank, Atlanta), as trustee, and (b) that certain Security Agreement, dated as of March 1, 1997, from the Borrower, as debtor, to U.S. Bank Trust Company, National Association (as successor to U.S. Bank National Association, as successor to SunTrust Bank, formerly SunTrust Bank, Atlanta), as trustee and secured party, either as originally executed or as the same may from time to time be supplemented, modified, amended, renewed, extended or consolidated, or any alternate mortgage, deed to secure debt, deed of trust, trust indenture, security agreement or other security instrument entered into by the Borrower as a substitute or replacement for such indenture and security agreement, which secures equally and ratably the payment of principal of and interest on the obligations thereunder and creates a lien on substantially all of the real and tangible personal property of the Borrower in favor of such mortgagee or secured party and/or additional and/or substitute mortgagees or secured parties. “Fitch” means Fitch, Inc., Fitch Ratings Ltd. or, in each case, any successor or assignee of the business of such company in the business of rating securities. “Floor” means a rate of interest equal to 0.00%. “Foreign Lender” means a Lender that is not a U.S. Person. “Fronting Commitment” means, with respect to (i) CFC, as L/C Issuer, $500,000,000, (ii) Bank of America, as L/C Issuer, $100,000,000, (iii) Truist Bank, as L/C Issuer, $100,000,000, (iv) CoBank, ACB, as L/C Issuer, $150,000,000, and (v) any other L/C Issuer, such amount as may be agreed upon between such L/C Issuer and the Borrower, in each case, as such amount may be modified from time to time pursuant to agreement between the Borrower and the applicable L/C Issuer (with notice thereof to the Administrative Agent). “Fronting Exposure” means, at any time there is a Defaulting Lender, (a) with respect to any L/C Issuer, such Defaulting Lender’s Applicable Percentage of the outstanding L/C Obligations with respect to Letters of Credit issued by such L/C Issuer other than L/C Obligations as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders or Cash Collateralized in accordance with the terms hereof, and (b) with respect to the Swing Line Lender, such Defaulting Lender’s Applicable Percentage of Swing Line Loans [Different first page setting changed from on in original to off in modified.]. 16

[Different first page setting changed from on in original to off in modified.]. other than Swing Line Loans as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders or Cash Collateralized in accordance with the terms hereof. “Fund” means any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans, bonds and similar extensions of credit in the ordinary course of its activities. “GAAP” means generally accepted accounting principles in the United States applied on a consistent basis and subject to Section 1.3. “Governmental Authority” means the government of the United States or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank). “Guaranty Obligations” means, with respect to any Person, without duplication, any obligations (other than endorsements in the ordinary course of business of negotiable instruments for deposit or collection) guaranteeing any Indebtedness of any other Person in any manner, whether direct or indirect, and including without limitation any obligation, whether or not contingent, (a) to purchase any such Indebtedness or other obligation or any property constituting security therefor, (b) to advance or provide funds or other support for the payment or purchase of such Indebtedness or obligation or to maintain working capital, solvency or other balance sheet condition of such other Person (including, without limitation, maintenance agreements, comfort letters, take or pay arrangements, put agreements or similar agreements or arrangements) for the benefit of the holder of Indebtedness of such other Person, (c) to lease or purchase property, securities or services primarily for the purpose of assuring the owner of such Indebtedness or (d) to otherwise assure or hold harmless the owner of such Indebtedness or obligation against loss in respect thereof. The amount of any Guaranty Obligation hereunder shall (subject to any limitations set forth therein) be deemed to be an amount equal to the outstanding principal amount (or maximum principal amount, if larger) of the Indebtedness in respect of which such Guaranty Obligation is made. “Honor Date” has the meaning set forth in Section 2.3(c). “Illegality Notice” has the meaning specified in Section 3.2. “Indebtedness” of any Person means, without duplication, (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on, or payable out of the proceeds of production from, property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed, (d) all Guaranty Obligations of such Person, (e) the principal portion of all obligations of such Person under (i) capital lease obligations and (ii) Off Balance Sheet Indebtedness, (f) all obligations of such [Different first page setting changed from on in original to off in modified.]. 17

[Different first page setting changed from on in original to off in modified.]. Person to repurchase any securities which repurchase obligation is related to the issuance thereof, including, without limitation, obligations commonly known as residual equity appreciation potential shares, (g) all net principal obligations of such Person then due and payable in respect of interest rate protection agreements, foreign currency exchange agreements, commodity purchase or option agreements or other interest or exchange rate or commodity price hedging agreements entered into for the purpose of speculation, and (h) the maximum amount of all performance and standby letters of credit issued or bankers’ acceptances facilities created for the account of such Person and, without duplication, all drafts drawn thereunder (to the extent unreimbursed), but excluding from this clause (h) any performance and standby letter of credit or bankers’ acceptance facility that is credit enhancement for any indebtedness or obligation, or any indebtedness or obligation that is secured by any indebtedness or obligation (including variable rate demand bonds), that is defined as Indebtedness under any other clause of this definition. The Indebtedness of the Borrower shall not include (i) obligations under power, energy, transmission or fuel purchase agreements, (ii) obligations under any lease that is classified and accounted for as an operating lease under GAAP as of the date hereof (including without giving effect to any treatment of leases under Accounting Standards Codification 842 (or any Accounting Standard having a similar result or effect)), and (iii) discounted amounts payable by any Member to the Borrower under such Member’s Wholesale Power Contract as a result of such Member’s prepayment of amounts to become due under such Wholesale Power Contract. “Indemnified Costs” has the meaning set forth in Section 9.10(a). “Indemnified Liabilities” has the meaning set forth in Section 10.5(b). “Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of the Borrower under any Loan Document and (b) to the extent not otherwise described in (a), Other Taxes. “Indemnitee” has the meaning set forth in Section 10.5(b). “Interest Election Notice” means a notice of (a) a conversion of Committed Loans from one Type to the other, or (b) a continuation of SOFR Loans, pursuant to Section 2.2(a), which, if in writing, shall be substantially in the form of Exhibit 2.2(a)-2. “Interest Payment Date” means (a) as to Base Rate Loans (including a Swing Line Loan), the last Business Day of each March, June, September and December, commencing with the first such date to occur after the Closing Date, and on the applicable Maturity Date, and (b) as to SOFR Loans, the last day of each applicable Interest Period and the applicable Maturity Date, and, in addition, where the applicable Interest Period for a SOFR Loan is greater than three months, then also on the last day of each three-month period during such Interest Period. If an Interest Payment Date falls on a date which is not a Business Day, such Interest Payment Date shall be deemed to be the next succeeding Business Day, except that in the case of SOFR Loans where the next succeeding Business Day falls in the next succeeding calendar month, then such Interest Payment Date shall be deemed to be the next preceding day. [Different first page setting changed from on in original to off in modified.]. 18

[Different first page setting changed from on in original to off in modified.]. “Interest Period” means, for any SOFR Loan or Borrowing, the period commencing on the date of such Loan or Borrowing and ending on the numerically corresponding day in the calendar month that is one, three or six months thereafter, as specified in the applicable Committed Loan Notice or Interest Election Notice; provided, that (i) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day, (ii) any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period; (iii) no Interest Period shall extend beyond the applicable Maturity Date; and (iv) no tenor that has been removed from this definition pursuant to Section 2.18(d) shall be available for specification in such Committed Loan Notice or Interest Election Notice. For purposes hereof, the date of a Loan initially shall be the date on which such Loan is made and thereafter shall be the effective date of the most recent conversion or continuation of such Loan, and the date of a Revolving Borrowing comprising Loans that have been converted or continued shall be the effective date of the most recent conversion or continuation of such Loans. “IRS” means the United States Internal Revenue Service. “ISP” means the International Standby Practices, International Chamber of Commerce Publication No. 590. “Issuer Documents” means with respect to any Letter of Credit, the Letter of Credit Application, and any other document, agreement and instrument entered into by an L/C Issuer and the Borrower (or any Subsidiary of the Borrower) or in favor of an L/C Issuer and relating to such Letter of Credit. “Laws” means, collectively, all international, foreign, Federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law. “L/C Advance” means, with respect to each Lender, such Lender’s funding of its participation in any L/C Borrowing in accordance with such Lender’s Applicable Percentage. “L/C Borrowing” means an extension of credit resulting from a drawing under any Letter of Credit which has not been reimbursed on the date when made or refinanced as a Committed Borrowing. “L/C Credit Extension” means, with respect to any Letter of Credit, the issuance thereof or extension of the expiry date thereof, or the increase of the amount thereof [Different first page setting changed from on in original to off in modified.]. 19

[Different first page setting changed from on in original to off in modified.]. “L/C Issuer” means any of CFC, Bank of America, Truist Bank and CoBank, ACB, each in its capacity as issuer of Letters of Credit, and such other Lender as the Borrower, with the consent of the Administrative Agent, may from time to time select as an L/C Issuer to issue one or more Letters of Credit pursuant to Section 2.3 and that delivers an instrument in form and substance satisfactory to the Borrower and the Administrative Agent whereby such other Lender agrees to issue Letters of Credit and otherwise act as a “L/C Issuer” hereunder, each in its capacity as issuer of Letters of Credit hereunder, or any successor issuer of Letters of Credit hereunder; provided, however, unless otherwise agreed by the Administrative Agent, the number of L/C Issuers at any time shall not exceed four. “L/C Issuer Fee Letter” means any letter agreement between an L/C Issuer and the Borrower providing for the payment of a fronting fee to such L/C Issuer, in each case, as amended, modified or supplemented from time to time. “L/C Obligations” means, as at any date of determination, the aggregate amount available to be drawn under all outstanding Letters of Credit plus the aggregate of all Unreimbursed Amounts, including all L/C Borrowings. For purposes of computing the amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.5. For all purposes of this Agreement, if on any date of determination a Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Rule 3.14 of the ISP, such Letter of Credit shall be deemed to be “outstanding” in the amount so remaining available to be drawn. “Lead Arranger” means CFC, in its capacity as lead arranger in connection with the facility under this Agreement. “Lender” means any of the Persons identified as a “Lender” on the signature pages hereto, including the Swing Line Lender,(a) each Tranche A Lender, until the Tranche A Maturity Date or Tranche A Early Termination Date, as applicable, unless such Tranche A Lender continues to have Outstanding Amounts following the Tranche A Maturity Date or Tranche A Early Termination Date, as applicable, in which case, any such Tranche A Lender shall continue to be a Lender hereunder until such Tranche A Lender no longer has any Outstanding Amounts, (b) each Tranche B Lender and (c) and any Eligible Assignee which may become a Lender by way of assignment in accordance with the terms hereof, together with their successors and permitted assigns. Unless the context otherwise requires, the term “Lenders” includes the Swing Line Lender. For the avoidance of doubt, subject to clause (a) above, no Tranche A Lender shall be a Lender hereunder after the Tranche A Maturity Date or Tranche A Early Termination Date, as applicable. “Lending Office” means, as to any Lender, the office or offices of such Lender described as such in such Lender’s Administrative Questionnaire, or such other office or offices as a Lender may from time to time notify the Borrower and the Administrative Agent. “Letter of Credit” means any standby letter of credit issued hereunder and each Existing Letter of Credit. [Different first page setting changed from on in original to off in modified.]. 20

[Different first page setting changed from on in original to off in modified.]. “Letter of Credit Application” means an application and agreement for the issuance or amendment of a letter of credit in the form from time to time in use by the applicable L/C Issuer. “Letter of Credit Expiration Date” means the day that is thirty days prior to the applicable Maturity Date then in effect (or, if such day is not a Business Day, the next preceding Business Day). “Letter of Credit Fee” has the meaning specified in Section 2.3(h). “Letter of Credit Sublimit” means an amount equal to $500,000,000. The Letter of Credit Sublimit is part of, and not in addition to, the Aggregate Commitments. “Liquidity Drawing” means, in respect of any Bonds supported by a Bond Letter of Credit, any drawing under such Bond Letter of Credit the proceeds of which are used to pay the purchase price of such Bonds tendered for purchase by the Borrower (or any Subsidiary of the Borrower). “Lien” means any mortgage, pledge, hypothecation, assignment, deposit arrangement, security interest, encumbrance, lien (statutory or otherwise), preference, priority or charge of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement, any financing or similar statement or notice filed under the Uniform Commercial Code as adopted and in effect in the relevant jurisdiction or other similar recording or notice statute, and any lease in the nature thereof). “Loan” means an extension of credit by a Lender to the Borrower under Section 2 in the form of a Committed Loan or a Swing Line Loanthe Tranche A Loans or the Tranche B Loans, as applicable. “Loan Documents” means this Agreement, each Note, each Issuer Document, any agreement creating or perfecting rights in Cash Collateral pursuant to the provisions of Section 2.16 of this Agreement and the Fee Letters. “Material Adverse Effect” means (a) an effect on the operations, business, assets, liabilities (actual or contingent) or condition (financial or otherwise) of the Borrower and its Subsidiaries, taken as a whole, the result of which would be to materially adversely affect the ability of the Borrower to perform its obligations under this Agreement or (b) a material adverse change in the validity or enforceability of this Agreement or any of the other Loan Documents or the rights and remedies of the Lenders hereunder or thereunder. “Maturity Date” means the later of (a) May 23, 2029 and (b) if the Maturity Date is extended pursuant to Section 2.14, such extended Maturity Date as determined pursuant to such Section; provided, however, that, in each case, if such date is not a Business Day, the Maturity Date shall be the next preceding Business Day.Tranche A Maturity Date or the Tranche B Maturity Date, as applicable. [Different first page setting changed from on in original to off in modified.]. 21

[Different first page setting changed from on in original to off in modified.]. “Maximum Rate” has the meaning specified in Section 10.9. “Members” means the retail electric power distribution cooperative members of the Borrower from time to time. “Moody’s” means Moody’s Investors Service, Inc., or any successor or assignee of the business of such company in the business of rating securities. “Multiemployer Plan” means a Plan covered by Title IV of ERISA which is a multiemployer plan as defined in Section 3(37) or 4001(a)(3) of ERISA. “Multiple Employer Plan” means a Plan covered by Title IV of ERISA, other than a Multiemployer Plan, which the Borrower or any ERISA Affiliate and at least one employer other than the Borrower or any ERISA Affiliate are contributing sponsors. “New Tranche B Maturity Date” has the meaning specified in Section 2.14(a). “Non-Consenting Lender” means any Lender that does not approve any consent, waiver or amendment that (a) requires the approval of all or all affected Lenders in accordance with the terms of Section 10.6 and (b) has been approved by the Required Lenders. “Non-Defaulting Lender” means, at any time, each Lender that is not a Defaulting Lender at such time. “Non-Extending Tranche B Lender” has the meaning specified in Section 2.14(b). “Non-Extension Notice Date” has the meaning specified in Section 2.3(b)(iii). “Notes” means the promissory notes of the Borrower in favor of each Lender evidencing the Loans and substantially in the form of Exhibit 2.11, as such promissory notes may be amended, modified, supplemented or replaced from time to time. “Notice Date” has the meaning specified in Section 2.14(b). “Notice of Extension Amendment” means, with respect to any Bond Letter of Credit, a written notice signed by the applicable L/C Issuer with respect to such Letter of Credit and delivered to the Borrower and the trustee for the applicable Bonds evidencing the extension of the expiry date of such Letter of Credit. “Notice of Requested Commitment Increase” has the meaning set forth in Section 2.15. “Notice of Tranche B Maturity Date Extension Request” has the meaning set forth in Section 2.14(a). “Off Balance Sheet Indebtedness” means any obligation of a Person that would be considered indebtedness for tax purposes but is not set forth on the balance sheet of such Person, including, but not limited to, (a) any synthetic lease, tax retention operating lease, off balance [Different first page setting changed from on in original to off in modified.]. 22

[Different first page setting changed from on in original to off in modified.]. sheet loan or similar off-balance sheet financing product of such Person, (b) the aggregate amount of uncollected accounts receivables of such Person subject at such time to a sale of receivables (or similar transaction) and (c) obligations of any partnership or joint venture that is recourse to such Person. “Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document). “Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 3.6(b)). “Outstanding Amount” means (a) with respect to any Committed Loans and Swing Line Loans on any date, the aggregate outstanding principal amount thereof after giving effect to any borrowings and prepayments or repayments of Committed Loans and Swing Line Loans, as the case may be, occurring on such date; and (b) with respect to any L/C Obligations on any date, the amount of such L/C Obligations on such date after giving effect to any L/C Credit Extension occurring on such date and any other changes in the aggregate amount of the L/C Obligations as of such date, including as a result of any reimbursements by the Borrower of Unreimbursed Amounts. “Participant” has the meaning specified in Section 10.3(d). “Participant Register” has the meaning specified in Section 10.3(d). “Patriot Act” means the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), as amended, restated, modified or otherwise supplemented from time to time. “Patronage Capital” means the combined Patronage Capital and Membership Fees from the Members, as shown in the applicable column on the “Statements of Patronage Capital and Membership Fees and Accumulated Other Comprehensive Margin” of the Borrower. “Payment Recipient” has the meaning set forth in Section 9.12(a). “PBGC” means the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA and any successor thereto. [Different first page setting changed from on in original to off in modified.]. 23

[Different first page setting changed from on in original to off in modified.]. “Periodic Term SOFR Determination Day” has the meaning specified in the definition of “Term SOFR” in this Section 1.1. “Pension Plan” means each Plan which is a Single Employer Plan, a Multiple Employer Plan, or a Multiemployer Plan. “Person” means any individual, partnership, joint venture, firm, corporation, association, trust, limited liability company or other enterprise (whether or not incorporated), or any government or political subdivision or any agency, department or instrumentality thereof. “Plan” means any employee benefit plan (as defined in Section 3(3) of ERISA) which is covered by ERISA and with respect to which the Borrower or any ERISA Affiliate is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an “employer” within the meaning of Section 3(5) of ERISA. “Platform” means DebtX, Debt Domain, Intralinks, Syndtrak or a substantially similar electronic transmission system. “Prime Rate” means the rate of interest per annum published from time to time as the “Prime Rate” by The Wall Street Journal, or, if The Wall Street Journal ceases publishing a “Prime Rate”, any successor publication selected by the Administrative Agent in its reasonable discretion; each change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective. The “Prime Rate” published by The Wall Street Journal or any such successor publication is a reference rate and does not necessarily represent the lowest or best rate charged by financial institutions to their customers. The Lenders may make commercial loans or other loans at rates of interest at, above or below the “Prime Rate” published by The Wall Street Journal or any such successor publication. “Properties” has the meaning specified in Section 5.16. “PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time. “Public Lender” has the meaning specified in Section 6.1. “QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D). “QFC Credit Support” has the meaning specified in Section 10.24. “Rates” has the meaning set forth in Section 6.13. “Rating Agencies” means all three of S&P, Moody’s and Fitch. “Recipient” means (a) the Administrative Agent, (b) any Lender or (c) any L/C Issuer, as applicable. [Different first page setting changed from on in original to off in modified.]. 24

[Different first page setting changed from on in original to off in modified.]. “Register” has the meaning specified in Section 10.3(c). “Regulation D, T, U or X” means Regulation D, T, U or X, respectively, of the Board as from time to time in effect, any amendment thereto and any successor to all or a portion thereof. “Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents, trustees, administrators, managers, advisors and representatives of such Person and of such Person’s Affiliates. “Relevant Governmental Body” means the Federal Reserve Board or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board or the Federal Reserve Bank of New York, or any successor thereto. “Removal Effective Date” has the meaning specified in Section 9.6(b). “Reportable Event” means a “reportable event” as defined in Section 4043 of ERISA with respect to which the notice requirements to the PBGC have not been waived. “Request for Credit Extension” means (a) with respect to a Borrowing of Committed Loans, a Committed Loan Notice, (b) with respect to a conversion or continuation of Committed Loans, an Interest Election Notice, (c) with respect to an L/C Credit Extension, a Letter of Credit Application, and (d) with respect to a Swing Line Loan, a Swing Line Loan Notice. “Required Lenders” means, as of any date of determination, Lenders having more than 50% of the Aggregate Commitments or, if the commitment of each Lender to make Loans and the obligation of each L/C Issuer to make L/C Credit Extensions have been terminated pursuant to Section 8.2, Lenders holding in the aggregate more than 50% of the Total Outstandings (with the aggregate amount of each Lender’s risk participation and funded participation in L/C Obligations and Swing Line Loans being deemed “held” by such Lender for purposes of this definition); provided that the Commitment of, and the portion of the Total Outstandings held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required Lenders. “Resignation Effective Date” has the meaning set forth in Section 9.6(a). “Resolution Authority” means any EEA Resolution Authority or, with respect to any UK Financial Institution, any UK Resolution Authority. “Responsible Officer” means the chief executive officer, president, chief financial officer, vice president, treasurer, assistant treasurer or controller of the Borrower and any other officer of the Borrower so designated by any of the foregoing officers in a notice to the Administrative Agent. Any document delivered hereunder that is signed by a Responsible Officer of the Borrower shall be conclusively presumed to have been authorized by all necessary [Different first page setting changed from on in original to off in modified.]. 25

[Different first page setting changed from on in original to off in modified.]. corporate, partnership and/or other action on the part of the Borrower and such Responsible Officer shall be conclusively presumed to have acted on behalf of the Borrower. “Sanctions” has the meaning specified in Section 5.21(a). “S&P” means Standard & Poor’s Financial Services LLC, a subsidiary of The McGraw-Hill Companies, Inc., or any successor or assignee of the business of such division in the business of rating securities. “SEC” means the United States Securities and Exchange Commission. “Secured Credit Rating” means, for any Person, the long-term, senior, secured, non-credit enhanced debt ratings assigned to such Person by S&P, Fitch and Moody’s. “Single Employer Plan” means any Plan which is covered by Title IV of ERISA, but which is not a Multiemployer Plan or a Multiple Employer Plan. “SOFR” means a rate equal to the secured overnight financing rate as administered by the SOFR Administrator. “SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate). “SOFR Borrowing” means, as to any Borrowing, the SOFR Loans comprising such Borrowing. “SOFR Loan” means a Loan that bears interest at a rate based on Adjusted Term SOFR, other than pursuant to clause (c) of the definition of “Base Rate”. “Secured Credit Rating” means, for any Person, the long-term, senior, secured, non-credit enhanced debt ratings assigned to such Person by S&P, Fitch and Moody’s. “Single Employer Plan” means any Plan which is covered by Title IV of ERISA, but which is not a Multiemployer Plan or a Multiple Employer Plan. “Solvent” means, with respect to the Borrower as of a particular date, that on such date (a) the Borrower is able to pay its debts and other liabilities, contingent obligations and other commitments as they mature in the normal course of business, (b) the Borrower does not intend to, and does not believe that it will, incur debts or liabilities beyond the Borrower’s ability to pay as such debts and liabilities mature in their ordinary course, (c) the Borrower is not engaged in a business or a transaction, and is not about to engage in a business or a transaction, for which the Borrower’s assets would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which the Borrower is engaged or is to engage and (d) the fair value of the assets of the Borrower, including the Wholesale Power Contracts, taken as a whole on a going-concern basis, is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of the Borrower. In computing the amount of contingent liabilities at any time, it is intended that such liabilities will be computed [Different first page setting changed from on in original to off in modified.]. 26

[Different first page setting changed from on in original to off in modified.]. as the amount which, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability. “Special Leases” means any transaction or series of transactions the overall effect of which is the transfer (by sale, head lease or otherwise) of ownership for federal income tax purposes of any asset by the Borrower or any of its Subsidiaries to any other Person or Persons (the “lessor”) while use of such asset is retained by or reconveyed to the Borrower or any of its Subsidiaries under a lease, sublease or other arrangement (the “sublease”) for a substantial period of time and where (a) the Borrower or any of its Subsidiaries shall have set aside financial assets expected to be sufficient to pay or provide for the payment of all or substantially all of the Borrower’s and its Subsidiaries scheduled payment obligations under the sublease, (b) the Borrower or any of its Subsidiaries shall have an option to purchase the lessor’s interest in the asset during or at the end of the sublease term, and (c) the Borrower or any of its Subsidiaries shall have set aside financial assets expected to be sufficient to pay or provide for the payment of all or substantially all of the option price. It is intended that the term “Special Leases” shall include the entire transaction and any and all documents and instruments entered into by the Borrower or any Subsidiary in connection therewith and any obligations thereunder. “Subsidiary” means, as to any Person, (a) any corporation more than 50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not, at the time, any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person directly or indirectly through Subsidiaries and (b) any partnership, association, joint venture, limited liability company or other entity in which such Person directly or indirectly through Subsidiaries has more than 50% equity interest at any time. “Supported QFC” has the meaning specified in Section 10.24. “Swing Line Borrowing” means a borrowing of a Swing Line Loan pursuant to Section 2.4. “Swing Line Lender” means CFC in its capacity as provider of Swing Line Loans, or any successor swing line lender hereunder. “Swing Line Loan” has the meaning specified in Section 2.4(a). “Swing Line Loan Notice” means a notice of a Swing Line Borrowing pursuant to Section 2.4(b), which, if in writing, shall be substantially in the form of Exhibit 2.4. “Swing Line Sublimit” means an amount equal to the lesser of (a) $50,000,000 and (b) the Aggregate Commitments. The Swing Line Sublimit is part of, and not in addition to, the Aggregate Commitments. [Different first page setting changed from on in original to off in modified.]. 27

[Different first page setting changed from on in original to off in modified.]. “Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto. “Term SOFR” means, (a) for any calculation with respect to a SOFR Loan, the Term SOFR Reference Rate for a tenor comparable to the applicable Interest Period on the day (such day, the “Periodic Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to the first day of such Interest Period, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (New York City time) on any Periodic Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Periodic Term SOFR Determination Day; provided, further, that in no event shall Term SOFR under this clause (a) be less than the Floor, and (b) for any calculation with respect to a Base Rate Loan on any day, the Term SOFR Reference Rate for a tenor of one month on the day (such day, the “Base Rate Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to such day, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (New York City time) on any Base Rate Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Base Rate SOFR Determination Day. “Term SOFR Adjustment” means 0.10% (10 basis points) per annum. “Term SOFR Administrator” means CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by the Administrative Agent in its reasonable discretion). [Different first page setting changed from on in original to off in modified.]. 28

[Different first page setting changed from on in original to off in modified.]. “Term SOFR Reference Rate” means the forward-looking term rate based on SOFR. “Termination Date” means, with respect to any Letter of Credit, the expiry date of such Letter of Credit or any earlier date on which such Letter of Credit shall terminate in accordance with its terms. “Termination Event” means (a) with respect to any Single Employer Plan, the occurrence of a Reportable Event or the substantial cessation of operations (within the meaning of Section 4062(e) of ERISA), (b) the withdrawal of the Borrower or any ERISA Affiliate from a Multiple Employer Plan during a plan year in which it was a substantial employer (as such term is defined in Section 4001(a)(2) of ERISA), or the termination of a Multiple Employer Plan, (c) the distribution of a notice of intent to terminate or the actual termination of a Pension Plan pursuant to Section 4041(a)(2) or 4041A of ERISA, (d) the institution of proceedings for the termination of, or the appointment of a trustee to administer, or the actual termination of, a Pension Plan by the PBGC under Section 4042 of ERISA, or (e) the complete or partial withdrawal of the Borrower or any ERISA Affiliate from a Multiemployer Plan. “Total Outstandings” means the aggregate Outstanding Amount of all Loans and all L/C Obligations. “Tranche A Availability Period” means, with respect to the Tranche A Commitments, the period from and including the Closing Date to but excluding the earlier of the Tranche A Maturity Date and the date of termination of the Tranche A Commitments prior to the Tranche A Maturity Date pursuant to Section 2.6, Section 8.2 or otherwise. “Tranche A Commitment” means, with respect to each Tranche A Lender, the Commitment of such Tranche A Lender as listed on Schedule 1.1, which shall expire on the Tranche A Maturity Date. As of the Amendment No. 3 Effective Date, the aggregate amount of the Tranche A Commitments is $200,000,000. “Tranche A Early Termination Date” has the meaning specified in Section 2.6. “Tranche A Lender” means each Lender with a Tranche A Commitment as listed on Schedule 1.1. “Tranche A Loans” means an extension of credit by a Tranche A Lender to the Borrower under Article II in the form of a Committed Loan or a Swing Line Loan. “Tranche A Maturity Date” means May 23, 2029; provided, however, that, in each case, if such date is not a Business Day, the Tranche A Maturity Date shall be the next preceding Business Day. “Tranche B Availability Period” means, with respect to the Tranche B Commitments, the period from and including the Closing Date to but excluding the earlier of the [Different first page setting changed from on in original to off in modified.]. 29

[Different first page setting changed from on in original to off in modified.]. Tranche B Maturity Date and the date of termination of the Tranche B Commitments prior to the Tranche B Maturity Date pursuant to Section 2.6, Section 8.2 or otherwise. “Tranche B Commitment” means, with respect to each Tranche B Lender, the Commitment of such Tranche B Lender as listed on Schedule 1.1, which shall expire on the Tranche B Maturity Date. As of the Amendment No. 3 Effective Date, the aggregate amount of the Tranche B Commitments is $1,150,000,000. “Tranche B Lender” means each Lender with a Tranche B Commitment as listed on Schedule 1.1. “Tranche B Loans” means an extension of credit by a Tranche B Lender to the Borrower under Article II in the form of a Committed Loan or a Swing Line Loan. “Tranche B Maturity Date” means October 2, 2031, as such date may be extended pursuant to Section 2.14; provided, however, that, in each case, if such date is not a Business Day, the Tranche B Maturity Date shall be the next preceding Business Day. “Type” means with respect to a Committed Loan, its character as a Base Rate Loan or a SOFR Loan. “UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms. “UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution. “Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment. “Unreimbursed Amount” has the meaning specified in Section 2.3(c)(i). “Unsecured Credit Rating” means, for any Person, the long-term, senior, unsecured, non-credit enhanced debt ratings or issuer default ratings assigned to such Person by S&P, Fitch and Moody’s. “Unused Fee” has the meaning specified in Section 2.9(a). “U.S. Government Securities Business Day” means any day except for (a) a Saturday, (b) a Sunday or (c) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities. [Different first page setting changed from on in original to off in modified.]. 30

[Different first page setting changed from on in original to off in modified.]. “U.S. Person” means any Person that is a “United States Person” as defined in Section 7701(a)(30) of the Code. “U.S. Special Resolution Regimes” has the meaning specified in Section 10.24. “U.S. Tax Compliance Certificate” has the meaning specified in Section 3.1(g)(ii)(B)(3). “Voting Participant” has the meaning specified in Section 10.21. “Voting Participant Notification” has the meaning specified in Section 10.21. “Wholesale Power Contracts” means those certain contracts and agreements (together with all amendments and supplements thereto) between the Borrower and each of the Members providing for the sale of electric power and energy by the Borrower to such Member. “Withholding Agent” means the Borrower and the Administrative Agent. “Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities, or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it, or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers. 1.2 Other Interpretive Provisions. With reference to this Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document: (a) The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument or other document shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein or in any other Loan Document), (ii) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (iii) the words “hereto,” “herein,” “hereof” and “hereunder,” and words of similar import when used in any Loan Document, shall be construed to refer to such Loan [Different first page setting changed from on in original to off in modified.]. 31

[Different first page setting changed from on in original to off in modified.]. Document in its entirety and not to any particular provision thereof, (iv) all references in a Loan Document to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, the Loan Document in which such references appear, (v) any reference to any law shall include all statutory and regulatory provisions consolidating, amending, replacing or interpreting such law and any reference to any law or regulation shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time, and (vi) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights. (b) In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including;” the words “to” and “until” each mean “to but excluding;” and the word “through” means “to and including.” (c) Section headings herein and in the other Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Loan Document. 1.3 Accounting Terms. Except as otherwise expressly provided herein, all accounting terms used herein shall be interpreted, and all financial statements and certificates and reports as to financial matters required to be delivered to the Lenders hereunder shall be prepared, in accordance with GAAP applied on a consistent basis. All calculations made for the purposes of determining compliance with this Agreement shall (except as otherwise expressly provided herein) be made by application of GAAP applied on a basis consistent with the most recent annual or quarterly financial statements delivered pursuant to Section 6.1 (or, prior to the delivery of the first financial statements pursuant to Section 6.1, consistent with the financial statements described in Section 4.1(d)); provided, however, if (a) the Borrower shall object to determining such compliance on such basis at the time of delivery of such financial statements due to any change in GAAP or the rules promulgated with respect thereto or (b) the Administrative Agent or the Required Lenders shall so object in writing within 30 days after delivery of such financial statements, then such calculations shall be made on a basis consistent with the most recent financial statements delivered by the Borrower to the Lenders as to which no such objection shall have been made. Notwithstanding the foregoing, for purposes of determining compliance with any covenant (including the computation of any financial covenant) contained herein, Indebtedness of the Borrower and its Subsidiaries shall be deemed to be carried at 100% of the outstanding principal amount thereof, and the effects of FASB ASC 825 on financial liabilities shall be disregarded. 1.4 Time. All references to time herein shall be references to Eastern Standard Time or Eastern Daylight time, as the case may be, unless specified otherwise. [Different first page setting changed from on in original to off in modified.]. 32

[Different first page setting changed from on in original to off in modified.]. 1.5 Letter of Credit Amounts. Unless otherwise specified herein, the amount of a Letter of Credit at any time shall be deemed to be the stated amount of such Letter of Credit in effect at such time; provided, however, that with respect to any Letter of Credit that, by its terms or the terms of any Issuer Document related thereto, provides for one or more automatic increases in the stated amount thereof, the amount of such Letter of Credit shall be deemed to be the maximum stated amount of such Letter of Credit after giving effect to all such increases, whether or not such maximum stated amount is in effect at such time. 1.6 Rates. The Administrative Agent does not warrant or accept responsibility for, and shall not have any liability with respect to (a) the continuation of, administration of, submission of, calculation of or any other matter related to the Base Rate, the Term SOFR Reference Rate, Adjusted Term SOFR or Term SOFR, or any component definition thereof or rates referred to in the definition thereof, or any alternative, successor or replacement rate thereto (including any Benchmark Replacement), including whether the composition or characteristics of any such alternative, successor or replacement rate (including any Benchmark Replacement) will be similar to, or produce the same value or economic equivalence of, or have the same volume or liquidity as, the Base Rate, the Term SOFR Reference Rate, Adjusted Term SOFR, Term SOFR or any other Benchmark prior to its discontinuance or unavailability, or (b) the effect, implementation or composition of any Conforming Changes. The Administrative Agent and its affiliates or other related entities may engage in transactions that affect the calculation of the Base Rate, the Term SOFR Reference Rate, Term SOFR, Adjusted Term SOFR, any alternative, successor or replacement rate (including any Benchmark Replacement) or any relevant adjustments thereto, in each case, in a manner adverse to the Borrower. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain the Base Rate, the Term SOFR Reference Rate, Term SOFR, Adjusted Term SOFR or any other Benchmark, in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrower, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service. 1.7 Divisions. For all purposes under the Loan Documents, in connection with any Division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized and acquired on the first date of its existence by the holders of its equity at such time. [Different first page setting changed from on in original to off in modified.]. 33

[Different first page setting changed from on in original to off in modified.]. SECTION II THE COMMITMENTS AND CREDIT EXTENSIONS 2.1 Committed Loans. Subject to the terms and conditions set forth herein, each Lender severally agrees to make loans (each such loan, a “Committed Loan”) to the Borrower from time to time, on any Business Day during the applicable Availability Period, in an aggregate amount not to exceed at any time outstanding the amount of such Lender’s Commitment; provided, however, that after giving effect to any Committed Borrowing, (i) the Total Outstandings shall not exceed the Aggregate Commitments, and (ii) the aggregate Outstanding Amount of the Committed Loans of any Lender, plus such Lender’s Applicable Percentage of the Outstanding Amount of all L/C Obligations, plus such Lender’s Applicable Percentage of the Outstanding Amount of all Swing Line Loans shall not exceed such Lender’s Commitment. Within the limits of each Lender’s Commitment, and subject to the other terms and conditions hereof, the Borrower may borrow under this Section 2.1, prepay under Section 2.5 and reborrow under this Section 2.1. Committed Loans may be Base Rate Loans or SOFR Loans, as further provided herein. The Committed Loans shall be allocated pro rata among the Aggregate Commitments according to their Applicable Percentage. 2.2 Borrowings, Conversions and Continuations of Committed Loans. (a) Each Committed Borrowing, each conversion of Committed Loans from one Type to the other, and each continuation of SOFR Loans shall be made upon the Borrower’s irrevocable notice to the Administrative Agent, which may be given by telephone. Each such notice must be received by the Administrative Agent not later than 11:00 a.m. (i) three U.S. Government Securities Business Days prior to the requested date of any Borrowing of, conversion to or continuation of SOFR Loans or of any conversion of SOFR Loans to Base Rate Committed Loans, and (ii) on the requested date of any Borrowing of Base Rate Committed Loans. Each telephonic notice by the Borrower pursuant to this Section 2.2(a) must be confirmed promptly by delivery to the Administrative Agent of a written Committed Loan Notice, in the case of such request for a Committed Borrowing, or a written Interest Election Notice, in the case of such request for a conversion or continuation, in each case, appropriately completed and signed by a Responsible Officer of the Borrower. Each Borrowing of, conversion to or continuation of SOFR Loans shall be in a principal amount of $5,000,000 or a whole multiple of $1,000,000 in excess thereof. Except as provided in Sections 2.3(c) and 2.4(c), each Borrowing of or conversion to Base Rate Committed Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof. Each Committed Loan Notice (whether telephonic or written) shall specify (i) the requested date of the Borrowing (which shall be a Business Day), (ii) the principal amount of Committed Loans to be borrowed, (iii) the Type of Committed Loans to be borrowed and (iv) if applicable, the duration of the Interest Period with respect thereto. Each Interest Election Notice (whether telephonic or written) shall specify (i) the requested date of the conversion or continuation (which shall be a Business Day), (ii) the principal amount of Committed Loans to be converted or continued, (iii) the Type of Committed Loans to which existing Committed Loans are to be converted and (iv) if applicable, the duration of the Interest Period with respect thereto. If the Borrower fails to specify a Type of Committed [Different first page setting changed from on in original to off in modified.]. 34

[Different first page setting changed from on in original to off in modified.]. Loan in a Committed Loan Notice or if the Borrower fails to give a timely notice requesting a conversion or continuation, then the applicable Committed Loans shall be made as, or converted to, Base Rate Loans. Any such automatic conversion to Base Rate Loans shall be effective as of the last day of the Interest Period then in effect with respect to the applicable SOFR Loans. If the Borrower requests a Borrowing of, conversion to, or continuation of SOFR Loans in any such Committed Loan Notice or Interest Election Notice, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one month. Each Swing Line Loan shall be requested in accordance with Section 2.4. (b) Following receipt of a Committed Loan Notice or an Interest Election Notice, as applicable, the Administrative Agent shall promptly notify each Lender of the amount of its Applicable Percentage of the applicable Committed Loans, and if no timely notice of a conversion or continuation is provided by the Borrower, the Administrative Agent shall notify each Lender of the details of any automatic conversion to Base Rate Loans described in the preceding subsection. In the case of a Committed Borrowing, each Lender shall make the amount of its Committed Loan available to the Administrative Agent in immediately available funds at the Administrative Agent’s Office not later than 1:00 p.m. on the Business Day specified in the applicable Committed Loan Notice. Upon satisfaction of the applicable conditions set forth in Section 4.2 (and, if such Borrowing is the initial Credit Extension, Section 4.1), the Administrative Agent shall make all funds so received available to the Borrower in like funds as received by the Administrative Agent either by (i) crediting the account of the Borrower on the books of CFC with the amount of such funds or (ii) wire transfer of such funds, in each case in accordance with instructions provided to (and reasonably acceptable to) the Administrative Agent by the Borrower; provided, however, that if, on the date the Committed Loan Notice with respect to such Borrowing is given by the Borrower, there are L/C Borrowings outstanding that are then due and payable, then the proceeds of such Borrowing, first, shall be applied to the payment in full of any such L/C Borrowings, and second, shall be made available to the Borrower as provided above. (c) Except as otherwise provided herein, a SOFR Loan may be continued or converted only on the last day of an Interest Period for such SOFR Loan. During the existence of an Event of Default, no Loans may be requested as, converted to or continued as SOFR Loans without the consent of the Required Lenders. (d) The Administrative Agent shall promptly notify the Borrower and the Lenders of the interest rate applicable to any Interest Period for SOFR Loans upon determination of such interest rate. At any time that Base Rate Loans are outstanding, the Administrative Agent shall notify the Borrower and the Lenders of any change in the Prime Rate used in determining the Base Rate promptly following the public announcement of such change. (e) After giving effect to all Committed Borrowings, all conversions of Committed Loans from one Type to the other, and all continuations of Committed Loans as the same Type, there shall not be more than ten Interest Periods in effect with respect to Committed Loans. [Different first page setting changed from on in original to off in modified.]. 35

[Different first page setting changed from on in original to off in modified.]. (f) Notwithstanding any other provision of this Agreement, the Borrower shall not be entitled to request (or to elect to convert to or continue as SOFR Loans) any Committed Borrowing if (i) the Interest Period requested thereof would end after the Tranche A Maturity Date, if the Committed Borrowing, together with the Total Outstandings, would exceed the Tranche B Commitments, or (ii) the Interest Period requested therefor would end after the Tranche B Maturity Date. 2.3 Letters of Credit. (a) The Letter of Credit Commitment. (i) Subject to the terms and conditions set forth herein, (A) each L/C Issuer agrees, in reliance upon the agreements of the Lenders set forth in this Section 2.3, (1) from time to time on any Business Day during the period from the Closing Date until the Letter of Credit Expiration Date, to issue Letters of Credit for the account of the Borrower, or any of its Subsidiaries as provided in Section 2.3(k), and to amend or extend Letters of Credit previously issued by it, in accordance with subsection (b) below, and (2) to honor drawings under the Letters of Credit; and (B) the Lenders severally agree to participate in Letters of Credit issued for the account of the Borrower, or any of its Subsidiaries as provided in Section 2.3(k), and any drawings thereunder; provided that after giving effect to any L/C Credit Extension with respect to any Letter of Credit, (w) the Total Outstandings shall not exceed the Aggregate Commitments, (x) the aggregate Outstanding Amount of the Committed Loans of any Lender, plus such Lender’s Applicable Percentage of the Outstanding Amount of all L/C Obligations, plus such Lender’s Applicable Percentage of the Outstanding Amount of all Swing Line Loans shall not exceed such Lender’s Commitment, (y) the Outstanding Amount of the L/C Obligations shall not exceed the Letter of Credit Sublimit and, (z) the aggregate Stated Amount of all Letters of Credit issued by each L/C Issuer shall not exceed such L/C Issuer’s Fronting Commitment and (aa) if the expiry date of the requested Letter of Credit would occur after the Tranche A Maturity Date, the Total Outstandings shall not exceed the aggregate Tranche B Commitments. Each request by the Borrower for the issuance or amendment of a Letter of Credit shall be deemed to be a representation by the Borrower that the L/C Credit Extension so requested complies with the conditions set forth in the proviso to the preceding sentence. Within the foregoing limits, and subject to the terms and conditions hereof, the Borrower’s ability to obtain Letters of Credit shall be fully revolving, and accordingly the Borrower may, during the foregoing period, obtain Letters of Credit to replace Letters of Credit that have expired or that have been drawn upon and reimbursed. All Existing Letters of Credit shall be deemed to have been issued pursuant hereto, and from and after the Closing Date shall be subject to and governed by the terms and conditions hereof. (ii) An L/C Issuer shall not issue any Letter of Credit if the expiry date of the requested Letter of Credit would occur after the Letter of Credit Expiration [Different first page setting changed from on in original to off in modified.]. 36

[Different first page setting changed from on in original to off in modified.]. Date, unless all the Lenders (and such L/C Issuer) have approved such expiry date. (iii) An L/C Issuer shall not be under any obligation to issue any Letter of Credit if: (A) any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain such L/C Issuer from issuing the Letter of Credit, or any Law applicable to such L/C Issuer or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over such L/C Issuer shall prohibit, or request that such L/C Issuer refrain from, the issuance of letters of credit generally or the Letter of Credit in particular or shall impose upon such L/C Issuer with respect to the Letter of Credit any restriction, reserve or capital requirement (for which such L/C Issuer is not otherwise compensated hereunder) not in effect on the Closing Date, or shall impose upon such L/C Issuer any unreimbursed loss, cost or expense which was not applicable on the Closing Date and which such L/C Issuer in good faith deems material to it; (B) the issuance of the Letter of Credit would violate one or more policies of such L/C Issuer applicable to letters of credit generally; (C) except as otherwise agreed by the Administrative Agent and the applicable L/C Issuer, the Letter of Credit is in an initial stated amount less than $100,000; (D) the Letter of Credit is to be denominated in a currency other than Dollars; (E) any Lender is at that time a Defaulting Lender, unless such L/C Issuer has entered into arrangements, including the delivery of Cash Collateral, satisfactory to such L/C Issuer (in its sole discretion) with the Borrower or such Lender to eliminate such L/C Issuer’s actual or potential Fronting Exposure (after giving effect to Section 2.17(a)(iv)) with respect to the Defaulting Lender arising from either the Letter of Credit then proposed to be issued or that Letter of Credit and all other L/C Obligations as to which such L/C Issuer has actual or potential Fronting Exposure, as it may elect in its sole discretion; or (F) the Letter of Credit contains any provisions for automatic reinstatement of the stated amount after any drawing thereunder; provided, however, a Bond Letter of Credit may provide that (1) after any drawing thereunder to pay interest on Bonds, the stated amount of such Bond Letter of Credit shall be automatically reinstated in the amount of such drawing after a specified period of time unless, prior to the expiration of such [Different first page setting changed from on in original to off in modified.]. 37

[Different first page setting changed from on in original to off in modified.]. period, the beneficiary of such Bond Letter of Credit has received notice from such L/C Issuer that it has not been reimbursed for such drawing; and (2) after any Liquidity Drawing thereunder, the stated amount of such Bond Letter of Credit shall be automatically reinstated in an amount equal to the principal amount of any Bonds previously purchased with the proceeds of such Liquidity Drawing that have been remarketed to investors where the proceeds of such remarketing have been received by applicable L/C Issuer and applied to the repayment of the Unreimbursed Amount, Committed Loans or Liquidity Advances related to such Liquidity Drawing. (iv) An L/C Issuer shall not amend any Letter of Credit, including any extension or renewal thereof, if such L/C Issuer would not be permitted at such time to issue the Letter of Credit in its amended form under the terms hereof. (v) An L/C Issuer shall be under no obligation to amend any Letter of Credit if (A) such L/C Issuer would have no obligation at such time to issue the Letter of Credit in its amended form under the terms hereof, or (B) the beneficiary of the Letter of Credit does not accept the proposed amendment to the Letter of Credit. (vi) An L/C Issuer shall act on behalf of the Lenders with respect to any Letters of Credit issued by it and the documents associated therewith, and each L/C Issuer shall have all of the benefits and immunities (A) provided to the Administrative Agent in Section 9 with respect to any acts taken or omissions suffered by such L/C Issuer in connection with Letters of Credit issued by it or proposed to be issued by it and Issuer Documents pertaining to such Letters of Credit as fully as if the term “Administrative Agent” as used in Section 9 included such L/C Issuer with respect to such acts or omissions, and (B) as additionally provided herein with respect to the L/C Issuers. (b) Procedures for Issuance and Amendment of Letters of Credit. (i) Each Letter of Credit shall be issued or amended, as the case may be, including, without limitation, extended or renewed, upon the request of the Borrower delivered to an L/C Issuer (with a copy to the Administrative Agent) in the form of a Letter of Credit Application, appropriately completed and signed by a Responsible Officer of the Borrower. Such Letter of Credit Application must be received by such L/C Issuer and the Administrative Agent not later than 11:00 a.m. at least thirty days, in the case of a Bond Letter of Credit, and two Business Days, in the case of any other Letter of Credit (or such later date and time in each case as the Administrative Agent and such L/C Issuer may agree in a particular instance in their sole discretion), prior to the proposed issuance date or date of amendment, as the case may be. In the case of a request for an initial issuance of a Letter of Credit, such Letter of Credit Application shall specify in form and detail reasonably satisfactory to the applicable L/C Issuer: (A) the proposed [Different first page setting changed from on in original to off in modified.]. 38

[Different first page setting changed from on in original to off in modified.]. issuance date of the requested Letter of Credit (which shall be a Business Day); (B) the amount thereof; (C) the expiry date thereof; (D) the name and address of the beneficiary thereof; (E) the documents to be presented by such beneficiary in case of any drawing thereunder; (F) the full text of any certificate to be presented by such beneficiary in case of any drawing thereunder; (G) the purpose and nature of the requested Letter of Credit; (H) in the case of a Bond Letter of Credit, the Bond Documents; and (I) such other information as such L/C Issuer may require. In the case of a request for an amendment, renewal or extension of any outstanding Letter of Credit, such Letter of Credit Application shall specify in form and detail satisfactory to such L/C Issuer (A) the Letter of Credit to be amended, renewed or extended; (B) the proposed date of amendment, renewal or extension thereof (which shall be a Business Day); (C) the nature of the proposed amendment, renewal or extension; and (D) such other matters as such L/C Issuer may require. Additionally, the Borrower shall furnish to such L/C Issuer and the Administrative Agent such other documents and information pertaining to such requested Letter of Credit issuance or amendment, renewal or extension, including any Issuer Documents, as such L/C Issuer or the Administrative Agent may require. (ii) Promptly after receipt of any Letter of Credit Application, the applicable L/C Issuer will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has received a copy of such Letter of Credit Application from the Borrower and, if not, such L/C Issuer will provide the Administrative Agent with a copy thereof. Unless such L/C Issuer has received written notice from any Lender, the Administrative Agent or the Borrower, at least one Business Day prior to the requested date of issuance or amendment of the applicable Letter of Credit, that one or more applicable conditions contained in Section 4 shall not then be satisfied, then, (i) such L/C Issuer may conclusively presume that such conditions are satisfied and (ii) subject to the terms and conditions hereof, and in reliance thereon, such L/C Issuer shall, on the requested date, issue a Letter of Credit for the account of the Borrower or a Subsidiary of the Borrower, as applicable, or enter into the applicable amendment, as the case may be, in each case in accordance with such L/C Issuer’s usual and customary business practices. Immediately upon the issuance of each Letter of Credit, each Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from such L/C Issuer a risk participation in such Letter of Credit in an amount equal to the product of such Lender’s Applicable Percentage times the amount of such Letter of Credit. (iii) If the Borrower so requests in any Letter of Credit Application, the applicable L/C Issuer may, in its sole and absolute discretion, agree to issue a Letter of Credit that has automatic extension provisions (each, an “Auto-Extension Letter of Credit”); provided that any such Auto-Extension Letter of Credit must permit such L/C Issuer to prevent any such extension at least once in each twelve-month period (commencing with the date of issuance of such Letter of Credit) by giving prior notice to the beneficiary thereof not later than a [Different first page setting changed from on in original to off in modified.]. 39

[Different first page setting changed from on in original to off in modified.]. day (the “Non-Extension Notice Date”) in each such twelve-month period to be agreed upon at the time such Letter of Credit is issued. Unless otherwise directed by the applicable L/C Issuer, the Borrower shall not be required to make a specific request to such L/C Issuer for any such extension. Once an Auto-Extension Letter of Credit has been issued by an L/C Issuer, the Lenders shall be deemed to have authorized (but may not require) such L/C Issuer to permit the extension of such Letter of Credit at any time to an expiry date not later than the Letter of Credit Expiration Date; provided, however, that such L/C Issuer shall not permit any such extension if (A) such L/C Issuer has determined that it would not be permitted, or would have no obligation, at such time to issue such Letter of Credit in its revised form (as extended) under the terms hereof (by reason of the provisions of clause (ii) or (iii) of Section 2.3(a) or otherwise), or (B) it has received notice (which may be by telephone or in writing) on or before the day that is seven Business Days before the Non-Extension Notice Date (1) from the Administrative Agent that the Required Lenders have elected not to permit such extension or (2) from the Administrative Agent, any Lender or the Borrower that one or more of the applicable conditions specified in Section 4.2 is not then satisfied, and in each case directing such L/C Issuer not to permit such extension. (iv) Promptly after its delivery of any Letter of Credit or any amendment to a Letter of Credit to an advising bank with respect thereto or to the beneficiary thereof, the applicable L/C Issuer will also deliver to the Borrower and the Administrative Agent a true and complete copy of such Letter of Credit or amendment. In the case of any extension of a Bond Letter of Credit, the applicable L/C Issuer shall, upon satisfaction of the conditions applicable thereto, deliver to the trustee for the applicable Bonds a Notice of Extension Amendment to the Bond Letter of Credit designating the new expiry date and thereafter all references in any Bond Documents to the expiry date or stated expiration date of such Bond Letter of Credit shall be deemed to be references to the date designated as such in the most recent Notice of Extension Amendment delivered to such trustee. (v) Notwithstanding the foregoing, upon execution and delivery of this Agreement the Existing Letters of Credit shall become Letters of Credit for all purposes of this Agreement without the execution and delivery of a Letter of Credit Application with respect thereto or other documents or any other action being taken. (c) Drawings and Reimbursements; Funding of Participations. (i) Upon receipt from the beneficiary of any Letter of Credit of any notice of a drawing under such Letter of Credit, the applicable L/C Issuer shall notify the Borrower and the Administrative Agent thereof. Except in the case of a Liquidity Drawing, on the date of payment by such L/C Issuer in respect of such drawing (each such date, an “Honor Date”), the Borrower shall reimburse such L/C Issuer, in the manner specified in the last sentence of this paragraph, in an [Different first page setting changed from on in original to off in modified.]. 40

[Different first page setting changed from on in original to off in modified.]. amount equal to the amount of such drawing. If the Borrower fails to so reimburse such L/C Issuer by 11:00 a.m. on the Honor Date, such L/C Issuer shall promptly notify the Administrative Agent and the Borrower of such failure (such a notification being herein called a “Failure to Reimburse Notice”) and thereafter the Administrative Agent shall promptly notify each Lender of the Honor Date, the amount of the unreimbursed drawing (the “Unreimbursed Amount”) and the amount of such Lender’s Applicable Percentage thereof. In such event, the Borrower shall be deemed to have requested a Committed Borrowing of Base Rate Loans to be disbursed on the Honor Date in an amount equal to the Unreimbursed Amount, without regard to the minimum and multiples specified in Section 2.2 for the principal amount of Base Rate Loans, but subject to the amount of the unutilized portion of the Aggregate Commitments and the conditions set forth in Section 4.2 (other than the delivery of a Committed Loan Notice). Reimbursement of such L/C Issuer pursuant to the second sentence of this paragraph shall (a) if transmitted by the Borrower prior to the Borrower’s receipt of a Failure to Reimburse Notice, be made directly to such L/C Issuer at its Lending Office and (b) if transmitted by the Borrower after the Borrower’s receipt of a Failure to Reimburse Notice, be made to such L/C Issuer through the Administrative Agent. If reimbursement of such L/C Issuer is received by such L/C Issuer at its Lending Office prior to the time such L/C Issuer honors the drawing to which such reimbursement relates, such L/C Issuer shall hold such amounts for application to such reimbursement obligation only after the related drawing is honored by it. In the case of a Liquidity Drawing, if the Borrower has not reimbursed the applicable L/C Issuer through the Administrative Agent by 3:00 p.m. on the Honor Date, the Administrative Agent shall promptly notify each Lender of the Honor Date, the Unreimbursed Amount and the amount of such Lender’s Applicable Percentage thereof. In such event, the Borrower shall be deemed to have requested a Committed Borrowing of Base Rate Loans to be disbursed in an amount equal to the Unreimbursed Amount, without regard to the minimum and multiples specified in Section 2.2 for the principal amount of Base Rate Loans, but subject to the amount of the unutilized portion of the Aggregate Commitments and the conditions set forth in Section 4.2 (other than the delivery of a Committed Loan Notice). Any notice given by an L/C Issuer or the Administrative Agent pursuant to this Section 2.3(c)(i) may be given by telephone if immediately confirmed in writing; provided that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice. (ii) Each Lender shall upon any notice pursuant to Section 2.3(c)(i) make funds available (and the Administrative Agent may apply Cash Collateral provided for this purpose) for the account of the applicable L/C Issuer at the Administrative Agent’s Office in an amount equal to the Lender’s Applicable Percentage of the Unreimbursed Amount not later than 1:00 p.m. on the Business [Different first page setting changed from on in original to off in modified.]. 41

[Different first page setting changed from on in original to off in modified.]. Day specified in such notice by the Administrative Agent, whereupon, subject to the provisions of Section 2.3(c)(iii), each Lender that so makes funds available shall be deemed to have made a Base Rate Committed Loan to the Borrower in such amount. The Administrative Agent shall promptly remit the funds so received to such L/C Issuer. (iii) With respect to any Unreimbursed Amount that is not fully refinanced by a Committed Borrowing of Base Rate Loans on the Honor Date because the conditions set forth in Section 4.2 cannot be satisfied or for any other reason, including without limitation the failure to satisfy the required notice period set forth in Section 2.2, the Borrower shall be deemed to have incurred from the applicable L/C Issuer an L/C Borrowing in the amount of the Unreimbursed Amount that is not so refinanced, which L/C Borrowing shall be due and payable on demand (together with interest) and shall bear interest at the Default Rate until such time as such L/C Borrowing is refinanced with a Committed Borrowing of Base Rate Loans; provided, however, that, unless an Event of Default shall have occurred and be continuing, an L/C Borrowing in respect of a Liquidity Drawing (a) shall be due and payable in full on the Termination Date and (b) shall bear interest at the Base Rate plus the Applicable Rate. In such event, each Lender’s payment to the Administrative Agent for the account of the applicable L/C Issuer pursuant to Section 2.3(c)(ii) shall be deemed payment in respect of its participation in such L/C Borrowing and shall constitute an L/C Advance from such Lender in satisfaction of its participation obligation under this Section 2.3. (iv) Until each Lender funds its Committed Loan or L/C Advance pursuant to this Section 2.3(c) to reimburse the applicable L/C Issuer for any amount drawn under any Letter of Credit, interest in respect of such Lender’s Applicable Percentage of such amount shall be solely for the account of such L/C Issuer. (v) Each Lender’s obligation to make Committed Loans or L/C Advances to reimburse an L/C Issuer for amounts drawn under Letters of Credit, as contemplated by this Section 2.3(c), shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right which such Lender may have against such L/C Issuer, the Borrower or any other Person for any reason whatsoever; (B) the occurrence or continuance of a Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided, however, that each Lender’s obligation to make Committed Loans pursuant to this Section 2.3(c) is subject to the conditions set forth in Section 4.2 (other than the delivery of a Committed Loan Notice). No such making of an L/C Advance shall relieve or otherwise impair the obligation of the Borrower to reimburse such L/C Issuer for the amount of any payment made by such L/C Issuer under any Letter of Credit, together with interest as provided herein. [Different first page setting changed from on in original to off in modified.]. 42

[Different first page setting changed from on in original to off in modified.]. (vi) If any Lender fails to make available to the Administrative Agent for the account of the applicable L/C Issuer any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section 2.3(c) by the time specified in Section 2.3(c)(ii), then, without limiting the other provisions of this Agreement, such L/C Issuer shall be entitled to recover from such Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to such L/C Issuer at a rate per annum equal to the greater of the Prime Rate and a rate determined by such L/C Issuer in accordance with banking industry rules on interbank compensation, plus any administrative, processing or similar fees customarily charged by such L/C Issuer in connection with the foregoing. If such Lender pays such amount (with interest and fees as aforesaid), the amount so paid shall constitute such Lender’s Committed Loan included in the relevant Committed Borrowing or L/C Advance in respect of the relevant L/C Borrowing, as the case may be. A certificate of such L/C Issuer submitted to any Lender (through the Administrative Agent) with respect to any amounts owing under this clause (vi) shall be conclusive absent manifest error. (d) Repayment of Participations. (i) At any time after an L/C Issuer has made a payment under any Letter of Credit and has received from any Lender such Lender’s L/C Advance in respect of such payment in accordance with Section 2.3(c), if the Administrative Agent receives for the account of such L/C Issuer any payment in respect of the related Unreimbursed Amount or interest thereon (whether directly from the Borrower or otherwise, including proceeds of Cash Collateral applied thereto by the Administrative Agent), the Administrative Agent will distribute to such Lender its Applicable Percentage thereof in the same funds as those received by the Administrative Agent. (ii) If any payment received by an L/C Issuer, or the Administrative Agent for the account of an L/C Issuer, pursuant to Section 2.3(c)(i) is required to be returned under any of the circumstances described in Section 10.2(b) (including pursuant to any settlement entered into by an L/C Issuer in its discretion), each Lender shall pay to the Administrative Agent for the account of such L/C Issuer its Applicable Percentage thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned by such Lender, at a rate per annum equal to the Prime Rate from time to time in effect. The obligations of the Lenders under this clause shall survive the payment in full of the Borrower Obligations and the termination of this Agreement. (iii) Participations in Letters of Credit outstanding as of Tranche A Maturity Date or Tranche A Early Termination Date, as applicable, shall be reallocated in accordance with Section 2.7 among the Tranche B Lenders [Different first page setting changed from on in original to off in modified.]. 43

[Different first page setting changed from on in original to off in modified.]. proportionately according to such Tranche B Lender’s Applicable Percentage after giving effect to the termination of the Tranche A Commitments, so long as no Default or Event of Default has occurred and is continuing and to the extent the Total Outstandings do not exceed the Tranche B Commitments; provided, that, in the event the Total Outstandings exceed the Tranche B Commitments, the provisions of Section 2.5(d) shall apply. (e) Obligations Absolute. The obligation of the Borrower to reimburse the L/C Issuers for each drawing under each Letter of Credit and to repay each L/C Borrowing shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including the following: (i) any lack of validity or enforceability of such Letter of Credit, this Agreement or any other Loan Document; (ii) the existence of any claim, counterclaim, setoff, defense or other right that the Borrower or any Subsidiary may have at any time against any beneficiary or any transferee of such Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), the L/C Issuer or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by such Letter of Credit or any agreement or instrument relating thereto, or any unrelated transaction; (iii) any draft, demand, certificate or other document presented under such Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under such Letter of Credit; (iv) any payment by the L/C Issuer under such Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of such Letter of Credit; or any payment made by the L/C Issuer under such Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of such Letter of Credit, including any arising in connection with any proceeding under any Debtor Relief Law; or (v) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Borrower or any Subsidiary. The Borrower shall promptly examine a copy of each Letter of Credit and each amendment thereto that is delivered to it and, in the event of any claim of noncompliance with the Borrower’s instructions or other irregularity, the Borrower will immediately notify the [Different first page setting changed from on in original to off in modified.]. 44

[Different first page setting changed from on in original to off in modified.]. applicable L/C Issuer. The Borrower shall be conclusively deemed to have waived any such claim against such L/C Issuer and its correspondents unless such notice is given as aforesaid. (f) Role of L/C Issuer. Each Lender and the Borrower agree that, in paying any drawing under a Letter of Credit, the applicable L/C Issuer shall not have any responsibility to obtain any document (other than any sight draft, certificates and documents expressly required by the Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document. None of the L/C Issuers, the Administrative Agent, any of their respective Related Parties nor any correspondent, participant or assignee of any L/C Issuer shall be liable to any Lender for (i) any action taken or omitted in connection herewith at the request or with the approval of the Lenders or the Required Lenders, as applicable; (ii) any action taken or omitted in the absence of gross negligence or willful misconduct; or (iii) the due execution, effectiveness, validity or enforceability of any document or instrument related to any Letter of Credit or Issuer Document. The Borrower hereby assumes all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any Letter of Credit; provided, however, that this assumption is not intended to, and shall not, preclude the Borrower’s pursuing such rights and remedies as it may have against the beneficiary or transferee at law or under any other agreement. None of the L/C Issuers, the Administrative Agent, any of their respective Related Parties nor any correspondent, participant or assignee of any L/C Issuer shall be liable or responsible for any of the matters described in clauses (i) through (v) of Section 2.3(e); provided, however, that anything in such clauses to the contrary notwithstanding, the Borrower may have a claim against an L/C Issuer, and such L/C Issuer may be liable to the Borrower, to the extent, but only to the extent, of any direct, as opposed to consequential or exemplary, damages suffered by the Borrower which (a) are determined by a court of competent jurisdiction by final and nonappealable judgment to have been caused by such L/C Issuer’s willful misconduct or gross negligence or (b) the Borrower proves were caused by such L/C Issuer’s willful failure to pay under any Letter of Credit issued by such L/C Issuer after the presentation to it by the beneficiary of a sight draft and certificate(s) strictly complying with the terms and conditions of such Letter of Credit. In furtherance and not in limitation of the foregoing, an L/C Issuer may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary, and no L/C Issuer shall be responsible for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason. (g) Applicability of ISP. Unless otherwise expressly agreed by the applicable L/C Issuer and the Borrower when a Letter of Credit is issued (including any such agreement applicable to an Existing Letter of Credit), the rules of the ISP shall apply to each Letter of Credit. (h) Letter of Credit Fees. The Borrower shall pay to the Administrative Agent for the account of each Lender in accordance with its Applicable Percentage a Letter of Credit fee (the “Letter of Credit Fee”) equal to the Applicable Rate times the daily amount available to be drawn under such Letter of Credit; provided, however, any Letter of Credit Fees otherwise payable for the account of a Defaulting Lender with respect to any Letter of Credit as to which [Different first page setting changed from on in original to off in modified.]. 45

[Different first page setting changed from on in original to off in modified.]. such Defaulting Lender has not provided Cash Collateral satisfactory to each applicable L/C Issuer pursuant to this Section 2.3 shall be payable, to the maximum extent permitted by applicable Law, to the other Lenders in accordance with the upward adjustments in their respective Applicable Percentages allocable to such Letter of Credit pursuant to Section 2.17(a)(iii), with the balance of such fee, if any, payable to each applicable L/C Issuer for its own account. For purposes of computing the daily amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.5. Letter of Credit Fees shall be (i) due and payable on the first Business Day after the end of each March, June, September and December, commencing with the first such date to occur after the issuance of such Letter of Credit, on the expiry date and thereafter on demand and (ii) computed on a quarterly basis in arrears. If there is any change in the Applicable Rate during any quarter, the daily amount available to be drawn under each Letter of Credit shall be computed and multiplied by the Applicable Rate separately for each period during such quarter that such Applicable Rate was in effect. Notwithstanding anything to the contrary contained herein, upon the request of the Required Lenders, while any Event of Default exists, all Letter of Credit Fees shall accrue at the Default Rate. (i) Fronting Fee and Documentary and Processing Charges Payable to L/C Issuer. The Borrower shall pay directly to each L/C Issuer for its own account a fronting fee with respect to each Letter of Credit, at the rate per annum specified in the applicable L/C Issuer Fee Letter, computed on the daily amount available to be drawn under such Letter of Credit and due and payable quarterly in arrears (no longer than 30 days following billing). For purposes of computing the daily amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.5. In addition, the Borrower shall pay directly to each L/C Issuer for its own account the customary issuance, presentation, amendment and other processing fees, and other standard costs and charges, of such L/C Issuer relating to letters of credit as from time to time in effect. Such customary fees and standard costs and charges are due and payable in arrears (no longer than 30 days following billing) and are nonrefundable. (j) Conflict with Issuer Documents. In the event of any conflict between the terms hereof and the terms of any Issuer Document, the terms hereof shall control. (k) Letters of Credit Issued for Subsidiaries. Notwithstanding that a Letter of Credit issued or outstanding hereunder is in support of any obligations of, or is for the account of, a Subsidiary, the Borrower shall be obligated to reimburse the applicable L/C Issuer hereunder for any and all drawings under such Letter of Credit. The Borrower hereby acknowledges that the issuance of Letters of Credit for the account of Subsidiaries inures to the benefit of the Borrower, and that the Borrower’s business derives substantial benefits from the businesses of such Subsidiaries. 2.4 Swing Line Loans. (a) The Swing Line. Subject to the terms and conditions set forth herein, the Swing Line Lender, in reliance upon the agreements of the other Lenders set forth in this Section 2.4, may in its sole discretion make loans (each such loan, a “Swing Line Loan”) to the Borrower [Different first page setting changed from on in original to off in modified.]. 46

[Different first page setting changed from on in original to off in modified.]. from time to time on any Business Day during the applicable Availability Period in an aggregate amount not to exceed at any time outstanding the amount of the Swing Line Sublimit, notwithstanding the fact that such Swing Line Loans, when aggregated with the Applicable Percentage of the Outstanding Amount of Committed Loans and L/C Obligations of the Lender acting as Swing Line Lender, may exceed the amount of such Lender’s Commitment; provided, however, that after giving effect to any Swing Line Loan, (i) the Total Outstandings shall not exceed the Aggregate Commitments, and (ii) the aggregate Outstanding Amount of the Committed Loans of any Lender, plus such Lender’s Applicable Percentage of the Outstanding Amount of all L/C Obligations, plus such Lender’s Applicable Percentage of the Outstanding Amount of all Swing Line Loans shall not exceed such Lender’s Commitment, and provided, further, that the Borrower shall not use the proceeds of any Swing Line Loan to refinance any outstanding Swing Line Loan. Within the foregoing limits, and subject to the other terms and conditions hereof, the Borrower may borrow under this Section 2.4, prepay under Section 2.5 and reborrow under this Section 2.4. For so long as CFC is the Swing Line Lender, each Swing Line Loan shall bear interest at the CFC Rate; otherwise, each Swing Line Loan shall be a Base Rate Loan. Immediately upon the making of a Swing Line Loan, each Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Swing Line Lender a risk participation in such Swing Line Loan in an amount equal to the product of such Lender’s Applicable Percentage times the amount of such Swing Line Loan. Any Swing Line Loans outstanding as of the Tranche A Maturity Date or Tranche A Early Termination Date, as applicable, shall be repaid on such date to the extent the Total Outstandings as of such date exceeds the aggregate Tranche B Commitments after giving effect to the termination of the Tranche A Commitments. (b) Borrowing Procedures. Each Swing Line Borrowing shall be made upon the Borrower’s irrevocable notice to the Swing Line Lender and the Administrative Agent, which may be given by telephone. Each such notice must be received by the Swing Line Lender and the Administrative Agent not later than 1:00 p.m. on the requested borrowing date, and shall specify (i) the amount to be borrowed, which shall be a minimum of $100,000, and (ii) the requested borrowing date, which shall be a Business Day. Each such telephonic notice must be confirmed promptly by delivery to the Swing Line Lender and the Administrative Agent of a written Swing Line Loan Notice, appropriately completed and signed by a Responsible Officer of the Borrower. Promptly after receipt by the Swing Line Lender of any telephonic Swing Line Loan Notice, the Swing Line Lender will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has also received such Swing Line Loan Notice and, if not, the Swing Line Lender will notify the Administrative Agent (by telephone or in writing) of the contents thereof. Unless the Swing Line Lender has received notice (by telephone or in writing) from the Administrative Agent (including at the request of any Lender) prior to 2:00 p.m. on the date of the proposed Swing Line Borrowing (A) directing the Swing Line Lender not to make such Swing Line Loan as a result of the limitations set forth in the first proviso to the first sentence of Section 2.4(a), or (B) that one or more of the applicable conditions specified in Section 4 is not then satisfied, then, subject to the terms and conditions hereof, the Swing Line Lender will, not later than 3:00 p.m. on the borrowing date specified in such Swing Line Loan Notice, make the amount of its Swing Line Loan available to the Borrower at its office by crediting the account of the Borrower on the books of the Swing Line Lender in immediately available funds. [Different first page setting changed from on in original to off in modified.]. 47

[Different first page setting changed from on in original to off in modified.]. (c) Refinancing of Swing Line Loans. (i) The Swing Line Lender at any time in its sole discretion may request, on behalf of the Borrower (which hereby irrevocably authorizes the Swing Line Lender to so request on its behalf), that each Lender make a Base Rate Committed Loan in an amount equal to such Lender’s Applicable Percentage of the amount of Swing Line Loans then outstanding. Such request shall be made in writing (which written request shall be deemed to be a Committed Loan Notice for purposes hereof) and in accordance with the requirements of Section 2.2, without regard to the minimum and multiples specified therein for the principal amount of Base Rate Loans, but subject to the unutilized portion of the Aggregate Commitments and the conditions set forth in Section 4.2. The Swing Line Lender shall furnish the Borrower with a copy of the applicable Committed Loan Notice promptly after delivering such notice to the Administrative Agent. Each Lender shall make an amount equal to its Applicable Percentage of the amount specified in such Committed Loan Notice available to the Administrative Agent in immediately available funds (and the Administrative Agent may apply Cash Collateral available with respect to the applicable Swing Line Loan) for the account of the Swing Line Lender at the Administrative Agent’s Office not later than 1:00 p.m. on the day specified in such Committed Loan Notice, whereupon, subject to Section 2.4(c)(ii), each Lender that so makes funds available shall be deemed to have made a Base Rate Committed Loan to the Borrower in such amount. The Administrative Agent shall remit the funds so received to the Swing Line Lender. (ii) If for any reason any Swing Line Loan cannot be refinanced by such a Committed Borrowing in accordance with Section 2.4(c)(i), the request for Base Rate Committed Loans submitted by the Swing Line Lender as set forth herein shall be deemed to be a request by the Swing Line Lender that each of the Lenders fund its risk participation in the relevant Swing Line Loan and each Lender’s payment to the Administrative Agent for the account of the Swing Line Lender pursuant to Section 2.4(c)(i) shall be deemed payment in respect of such participation. (iii) If any Lender fails to make available to the Administrative Agent for the account of the Swing Line Lender any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section 2.4(c) by the time specified in Section 2.4(c)(i), the Swing Line Lender shall be entitled to recover from such Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the Swing Line Lender at a rate per annum equal to the greater of the Prime Rate and a rate determined by the Swing Line Lender in accordance with banking industry rules on interbank compensation, plus any administrative, processing or similar fees customarily charged by the Swing Line Lender in connection with the foregoing. If such Lender pays such amount (with interest and fees as aforesaid), the amount [Different first page setting changed from on in original to off in modified.]. 48

[Different first page setting changed from on in original to off in modified.]. so paid shall constitute such Lender’s Committed Loan included in the relevant Committed Borrowing or funded participation in the relevant Swing Line Loan, as the case may be. A certificate of the Swing Line Lender submitted to any Lender (through the Administrative Agent) with respect to any amounts owing under this clause (iii) shall be conclusive absent manifest error. (iv) Each Lender’s obligation to make Committed Loans or to purchase and fund risk participations in Swing Line Loans pursuant to this Section 2.4(c) shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right which such Lender may have against the Swing Line Lender, the Borrower or any other Person for any reason whatsoever, (B) the occurrence or continuance of a Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided, however, that each Lender’s obligation to make Committed Loans pursuant to this Section 2.4(c) is subject to the conditions set forth in Section 4.2. No such funding of risk participations shall relieve or otherwise impair the obligation of the Borrower to repay Swing Line Loans, together with interest as provided herein. (v) So long as no Default or Event of Default has occurred and is continuing, participations in Swing Line Loans outstanding as of Tranche A Maturity Date or Tranche A Early Termination Date, as applicable, shall be reallocated in accordance with Section 2.7 among the Tranche B Lenders proportionately according to such Tranche B Lender’s Applicable Percentage after giving effect to the termination of the Tranche A Commitments. (d) Repayment of Participations. (i) At any time after any Lender has purchased and funded a risk participation in a Swing Line Loan, if the Swing Line Lender receives any payment on account of such Swing Line Loan, the Swing Line Lender will distribute to such Lender its Applicable Percentage thereof in the same funds as those received by the Swing Line Lender. (ii) If any payment received by the Swing Line Lender in respect of principal or interest on any Swing Line Loan is required to be returned by the Swing Line Lender under any of the circumstances described in Section 10.2(b) (including pursuant to any settlement entered into by the Swing Line Lender in its discretion), each Lender shall pay to the Swing Line Lender its Applicable Percentage thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned, at a rate per annum equal to the Prime Rate. The Administrative Agent will make such demand upon the request of the Swing Line Lender. The obligations of the Lenders under this clause shall survive the payment in full of the Borrower Obligations and the termination of this Agreement. [Different first page setting changed from on in original to off in modified.]. 49

[Different first page setting changed from on in original to off in modified.]. (e) Interest for Account of Swing Line Lender. The Swing Line Lender shall be responsible for invoicing the Borrower for interest on the Swing Line Loans. Until each Lender funds its Base Rate Committed Loan or risk participation pursuant to this Section 2.4 to refinance such Lender’s Applicable Percentage of any Swing Line Loan, interest in respect of such Applicable Percentage shall be solely for the account of the Swing Line Lender. (f) Payments Directly to Swing Line Lender. The Borrower shall make all payments of principal and interest in respect of the Swing Line Loans directly to the Swing Line Lender. 2.5 Prepayments. (a) The Borrower may, upon notice to the Administrative Agent, at any time or from time to time voluntarily prepay Committed Loans in whole or in part without premium or penalty; provided that (i) such notice must be received by the Administrative Agent not later than 11:00 a.m. (A) three Business Days prior to any date of prepayment of SOFR Loans and (B) on the date of prepayment of Base Rate Committed Loans; (ii) any prepayment of SOFR Loans shall be in a principal amount of $5,000,000 or a whole multiple of $1,000,000 in excess thereof; and (iii) any prepayment of Base Rate Committed Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof or, in each case, if less, the entire principal amount thereof then outstanding. Each such notice shall specify the date and amount of such prepayment and the Type(s) of Committed Loans to be prepaid and, if SOFR Loans are to be prepaid, the Interest Period(s) of such Loans. The Administrative Agent will promptly notify each Lender of its receipt of each such notice, and of the amount of such Lender’s Applicable Percentage of such prepayment. If such notice is given by the Borrower, the Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein. Any prepayment of a SOFR Loan shall be accompanied by all accrued interest on the amount prepaid, together with any additional amounts required pursuant to Section 3.5. Subject to Section 2.17, each such prepayment shall be applied to the Committed Loans of the Lenders in accordance with their respective Applicable Percentages. (b) The Borrower shall prepay any Unreimbursed Amount relating to any Liquidity Drawing under a Bond Letter of Credit (and any L/C Borrowings and, if an Event of Default shall have occurred and be continuing, Committed Loans the proceeds of which were applied to the refinancing of such Unreimbursed Amount) on the earlier of (i) the date of the remarketing to investors of the Bonds purchased with the proceeds of such Liquidity Drawing, the amount of such prepayment to be equal to the principal amount of the Bonds so remarketed, and (ii) the date on which such Bond Letter of Credit is replaced with another liquidity or credit facility pursuant to the applicable Bond Documents, the amount of such prepayment to be equal to the full amount of such Unreimbursed Amount, L/C Borrowings or Committed Loans, as the case may be. (c) The Borrower may, upon notice to the Swing Line Lender (with a copy to the Administrative Agent), at any time or from time to time, voluntarily prepay Swing Line Loans in whole or in part without premium or penalty; provided that (i) such notice must be received by the Swing Line Lender and the Administrative Agent not later than 1:00 p.m. on the [Different first page setting changed from on in original to off in modified.]. 50

[Different first page setting changed from on in original to off in modified.]. date of the prepayment, and (ii) any such prepayment shall be in a minimum principal amount of $100,000. Each such notice shall specify the date and amount of such prepayment. If such notice is given by the Borrower, the Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein. (d) If for any reason the Total Outstandings at any time exceed the Aggregate Commitments then in effect, the Borrower shall immediately prepay Loans and/or Cash Collateralize the L/C Obligations in an aggregate amount equal to such excess; provided, however, that the Borrower shall not be required to Cash Collateralize the L/C Obligations pursuant to this Section 2.5(d) unless after the prepayment in full of the Committed Loans and Swing Line Loans the Total Outstandings exceed the Aggregate Commitments then in effect. 2.6 Termination or Reduction of Commitments. (a) Scheduled Termination. Unless previously terminated, (i) the Tranche A Commitments shall terminate on the Tranche A Maturity Date and (ii) the Tranche B Commitments shall terminate on the Tranche B Maturity Date. (b) Voluntary Termination or Reduction. The Borrower may, upon notice to the Administrative Agent, terminate the Aggregate Commitments, or from time to time permanently reduce the Aggregate Commitments; provided that (i) any such notice shall be received by the Administrative Agent not later than 11:00 a.m. five Business Days prior to the date of termination or reduction, (ii) any such partial reduction shall be in an aggregate amount of $25,000,000 or any whole multiple of $5,000,000 in excess thereof, (iii) the Borrower shall not terminate or reduce the Aggregate Commitments if, after giving effect thereto and to any concurrent prepayments hereunder, the Total Outstandings would exceed the Aggregate Commitments, and (iv) if, after giving effect to any reduction of the Aggregate Commitments, the Letter of Credit Sublimit or the Swing Line Sublimit exceeds the amount of the Aggregate Commitments, such Sublimit shall be automatically reduced by the amount of such excess. The Administrative Agent will promptly notify the Lenders of any such notice of termination or reduction of the Aggregate Commitments. Any reduction of the Aggregate Commitments shall be applied to the Commitment of each Lender according to its Applicable Percentage. All fees accrued until the effective date of any termination of the Aggregate Commitments shall be paid on the effective date of such termination. In addition, the Borrower may, at any time prior to the Tranche A Maturity Date, upon notice to the Administrative Agent, terminate the Tranche A Commitments; provided that such notice shall be received by the Administrative Agent not later than 11:00 a.m. five Business Days prior to the date of termination (the “Tranche A Early Termination Date”), and subject to clauses (iii) and (iv) above (applied mutatis mutandis to the Tranche A Commitments); provided, further, that no Default or Event of Default has occurred and is continuing at the time of such termination, or would result from making such termination. The Administrative Agent will promptly notify the Lenders of any such notice of termination of the Tranche A Commitments. [Different first page setting changed from on in original to off in modified.]. 51

[Different first page setting changed from on in original to off in modified.]. 2.7 Repayment of Loans. (a) The Borrower shall repay to the Lenders on the Maturity Date the aggregate principal amount ofhereby unconditionally promises to pay the Committed Loans outstanding on such date.as follows: (i) The Borrower shall repay to the Administrative Agent (x) for the account of the Tranche A Lenders, the outstanding principal amount of the Tranche A Loans (other than Swing Line Loans) on the earlier of the Tranche A Maturity Date or Tranche A Early Termination Date, if and only to the extent the Total Outstandings exceeds the aggregate Tranche B Commitments or are not reallocated or assigned to the Tranche B Lenders in accordance with Section 2.7(b) below, and (y) for the account of the Tranche B Lenders, the outstanding principal amount of the Tranche B Loans (other than Swing Line Loans) on the Tranche B Maturity Date; and (ii) (b) The Borrower shall repay each Swing Line Loan on the earlier to occur of (i) the date ten Business Days after such Loan is made and (ii) the Maturity Date. (b) On the Tranche A Maturity Date or Tranche A Early Termination Date, as applicable, and subject to Section 2.1, Section 2.3(d)(iii), Section 2.4(a) and Section 2.5(d), so long as no Default or Event of Default has occurred and is continuing, and if and only to the extent the Total Outstandings do not exceed the aggregate Tranche B Commitments, any outstanding Committed Loans shall continue as Committed Loans and the Administrative Agent and Lenders shall make such reallocations, sales, assignments or other relevant actions in respect of each Tranche B Lender as are necessary so that such Tranche B Lender’s Outstanding Amount of the Committed Loans and L/C Obligations hereunder reflects such Tranche B Lender’s Applicable Percentage. Each of the Administrative Agent, the Lenders and the Borrower hereby consents to such reallocations, sales, or assignments of the applicable Committed Loans and the assignment of each Tranche A Lender’s rights, interests, liabilities and obligations under this Agreement to the Tranche B Lenders in accordance with this Section 2.7. Any such reallocation, sale or assignment shall be deemed to have been consummated pursuant to the terms of the assignment and assumption attached hereto as Exhibit 10.3(b) as if the applicable Lenders had executed such assignment and assumption with respect to such reallocation and assignment. Each Lender agrees to wire immediately available funds to the Administrative Agent in accordance with this Agreement as may be required by the Administrative Agent in connection with the foregoing, and to execute any documents reasonably requested by the Administrative Agent to effectuate such changes, and the Administrative Agent waives the $3,500 assignment fee set forth in Section 10.03(b)(iv) and the Lenders waive any breakage amounts due under Section 3.5 as a result of such reallocation. After giving effect to such reallocation and assignment, the Tranche A Commitment of each Tranche A Lender shall terminate, each Tranche A Lender shall cease to be a party to the Credit Agreement and shall cancel and return to the Borrower any promissory note or notes executed by the Borrower to a Tranche A Lender in connection with its Commitment, and the Administrative Agent shall update Schedule 1.1 hereto as necessary to reflect the updated Applicable Percentages of each Tranche B Lender; [Different first page setting changed from on in original to off in modified.]. 52

[Different first page setting changed from on in original to off in modified.]. provided, that if on the Tranche A Maturity Date or Tranche A Early Termination Date, as applicable, a Tranche A Lender continues to have Outstanding Amounts following the assignments and reallocations contemplated by this paragraph, any such Tranche A Lender shall continue to be a Lender hereunder until such Tranche A Lender no longer has any Outstanding Amounts. In connection with the assignments and reallocations contemplated by this paragraph, the Tranche A Lenders shall receive payment of an amount equal to the outstanding principal of its Tranche A Loans and funded participations in Letters of Credit and Swing Line Loans as follows: (i) from the Borrower if and only to the extent the Total Outstandings exceed the aggregate Tranche B Commitments, in accordance with Section 2.7(a) above, and (ii) if and only to the extent the Total Outstandings do not exceed the aggregate Tranche B Commitments, then each Tranche A Lender shall receive payment from the Tranche B Lenders (or Administrative Agent, on behalf of the Tranche B Lenders) in an aggregate amount equal to the outstanding principal of its Tranche A Loans and funded participations in Letters of Credit and Swing Line Loans. Accrued interest thereon, accrued fees and all other amounts payable to each Tranche A Lender under this Agreement and the other Loan Documents shall be payable to the Tranche A Lenders by the Borrower on the Tranche A Maturity Date or Tranche A Early Termination Date, as applicable. (c) Unless otherwise specified herein or in any other Loan Document, all Borrower Obligations shall be due and payable on the Tranche B Maturity Date. 2.8 Interest. (a) Subject to the provisions of subsection (b) below, (i) each SOFR Loan shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to the Adjusted Term SOFR for such Interest Period plus the Applicable Rate; (ii) each Base Rate Committed Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Applicable Rate; and (iii) each Swing Line Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to (A) with respect to any portion of any Swing Line Loan that has not been acquired by the Lenders as a participation pursuant to Section 2.4(c), the CFC Rate if CFC is the Swing Line Lender at such time or, if CFC is not the Swing Line Lender at such time, the Base Rate plus the Applicable Rate, and (B) with respect to any portion of any Swing Line Loan that has been acquired by the Lenders as a participation pursuant to Section 2.4(c), the Base Rate plus the Applicable Rate. (b) (i) If any amount of principal of any Loan is not paid when due (without regard to any applicable grace periods), whether at stated maturity, by acceleration or otherwise, such amount shall thereafter bear interest at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws. (ii) If any amount (other than principal of any Loan) payable by the Borrower under any Loan Document is not paid when due (without regard to any applicable grace periods), whether at stated maturity, by acceleration or otherwise, then upon the request of the Required Lenders, such amount shall thereafter bear [Different first page setting changed from on in original to off in modified.]. 53

[Different first page setting changed from on in original to off in modified.]. interest at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws. (iii) Accrued and unpaid interest on past due amounts (including interest on past due interest) shall be due and payable upon demand. (c) Interest on each Loan shall be due and payable in arrears on each Interest Payment Date applicable thereto, and upon the earlier termination of the Commitments and at such other times as may be specified herein. Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law. (d) Term SOFR Conforming Changes. In connection with the use or administration of Term SOFR, the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document. The Administrative Agent will promptly notify the Borrower and the Lenders of the effectiveness of any Conforming Changes in connection with the use or administration of Term SOFR. 2.9 Fees. In addition to certain fees described in subsections (h) and (i) of Section 2.3: (a) Unused Fee. The Borrower shall pay to the Administrative Agent for the account of each Lender in accordance with its Applicable Percentage a commitment fee (the “Unused Fee”) equal to the Applicable Rate times the actual daily amount by which the Aggregate Commitments exceed the sum of (i) the Outstanding Amount of Committed Loans and (ii) the Outstanding Amount of L/C Obligations, subject to adjustment as provided in Section 2.17. The Unused Fee shall accrue at all times during the applicable Availability Period, including at any time during which one or more of the conditions in Article IV is not met, and shall be due and payable quarterly in arrears on the last Business Day of each March, June, September and December, commencing with the first such date to occur after the Closing Date, and on the last day of the applicable Availability Period. The Unused Fee shall be calculated quarterly in arrears, and if there is any change in the Applicable Rate during any quarter, the actual daily amount shall be computed and multiplied by the Applicable Rate separately for each period during such quarter that such Applicable Rate was in effect. (b) Other Fees. The Borrower shall pay to the Lead Arranger and the Administrative Agent for their own respective accounts or the accounts of the Lenders, as the case may be, fees in the amounts and at the times specified in the Fee Letters. Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever. [Different first page setting changed from on in original to off in modified.]. 54

[Different first page setting changed from on in original to off in modified.]. 2.10 Computation of Interest and Fees. All computations of interest for Base Rate Loans (including Base Rate Loans determined by reference to Adjusted Term SOFR) and Swing Line Loans determined by reference to the CFC Rate shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. All other computations of fees and interest shall be made on the basis of a 360-day year and actual days elapsed (which results in more fees or interest, as applicable, being paid than if computed on the basis of a 365-day year). Interest shall accrue on each Loan for the day on which the Loan is made, and shall not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid, provided that any Loan that is repaid on the same day on which it is made shall, subject to Section 2.12(a), bear interest for one day. Each determination by the Administrative Agent of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error. 2.11 Evidence of Debt. (a) The Credit Extensions made by each Lender shall be evidenced by one or more accounts or records maintained by such Lender and by the Administrative Agent in the ordinary course of business. The accounts or records maintained by the Administrative Agent and each Lender shall be conclusive absent manifest error of the amount of the Credit Extensions made by the Lenders to the Borrower and the interest and payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrower hereunder to pay any amount owing with respect to the Borrower Obligations. In the event of any conflict between the accounts and records maintained by any Lender and the accounts and records of the Administrative Agent in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error. Upon the request of any Lender made through the Administrative Agent, the Borrower shall execute and deliver to such Lender (through the Administrative Agent) a Note, which shall evidence such Lender’s Loans in addition to such accounts or records. Each Lender may attach schedules to its Note and endorse thereon the date, Type (if applicable), amount and maturity of its Loans and payments with respect thereto. (b) In addition to the accounts and records referred to in subsection (a), each Lender and the Administrative Agent shall maintain in accordance with its usual practice accounts or records evidencing the purchases and sales by such Lender of participations in Letters of Credit and Swing Line Loans. In the event of any conflict between the accounts and records maintained by the Administrative Agent and the accounts and records of any Lender in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error. 2.12 Payments Generally; Administrative Agent’s Clawback. (a) General. All payments to be made by the Borrower shall be made without condition or deduction for any counterclaim, defense, recoupment or setoff. Except as otherwise expressly provided herein, all payments by the Borrower hereunder shall be made to the Administrative Agent, for the account of the respective Lenders to which such payment is owed, [Different first page setting changed from on in original to off in modified.]. 55

[Different first page setting changed from on in original to off in modified.]. at the Administrative Agent’s Office in Dollars and in immediately available funds not later than 2:00 p.m. on the date specified herein. The Administrative Agent will promptly distribute to each Lender its Applicable Percentage (or other applicable share as provided herein) of such payment in like funds as received by wire transfer to such Lender’s Lending Office. All payments received by the Administrative Agent after 2:00 p.m. shall be deemed received on the next succeeding Business Day and any applicable interest or fee shall continue to accrue. If any payment to be made by the Borrower shall come due on a day other than a Business Day, payment shall be made on the next following Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may be. (b) Payments on and after Tranche A Maturity Date. Notwithstanding anything to the contrary contained in this Agreement, on and after the Tranche A Maturity Date (or the Tranche A Early Termination Date, as applicable), each payment by the Borrower of Committed Loans shall be applied, first, to the Tranche A Loans based on each Tranche A Lender’s Applicable Percentage, up to any Outstanding Amounts of the Tranche A Lenders, if any, and, second, to the Tranche B Loans based on each Tranche B Lender’s Applicable Percentage of the Tranche B Loans. (c) (b) Funding by Lenders; Presumption by Administrative Agent. (i) Funding by Lenders. Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Committed Borrowing of SOFR Loans (or, in the case of any Committed Borrowing of Base Rate Loans, prior to 12:00 noon on the date of such Committed Borrowing) that such Lender will not make available to the Administrative Agent such Lender’s share of such Committed Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with Section 2.2 (or, in the case of a Committed Borrowing of Base Rate Loans, that such Lender has made such share available in accordance with and at the time required by Section 2.2) and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Committed Borrowing available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount in immediately available funds with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at (A) in the case of a payment to be made by such Lender, the greater of the Prime Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation, plus any administrative, processing or similar fees customarily charged by the Administrative Agent in connection with the foregoing, and (B) in the case of a payment to be made by the Borrower, the interest rate applicable to Base Rate Loans. If the Borrower and such Lender shall pay such interest to the Administrative Agent for the same or an overlapping period, the Administrative Agent shall promptly remit to the Borrower the amount of such interest paid by the Borrower for such period. If [Different first page setting changed from on in original to off in modified.]. 56

[Different first page setting changed from on in original to off in modified.]. such Lender pays its share of the applicable Committed Borrowing to the Administrative Agent, then the amount so paid shall constitute such Lender’s Committed Loan included in such Committed Borrowing. Any payment by the Borrower shall be without prejudice to any claim the Borrower may have against a Lender that shall have failed to make such payment to the Administrative Agent. (ii) Payments by Borrower; Presumptions by Administrative Agent. Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders or the L/C Issuers hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or the L/C Issuers, as the case may be, the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders or the L/C Issuers, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or the L/C Issuers, in immediately available funds with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Prime Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation. A notice of the Administrative Agent to any Lender, and L/C Issuer or the Borrower with respect to any amount owing under this subsection (b) shall be conclusive, absent manifest error. (d) (c) Failure to Satisfy Conditions Precedent. If any Lender makes available to the Administrative Agent funds for any Loan to be made by such Lender as provided in the foregoing provisions of this Section 2, and such funds are not made available to the Borrower by the Administrative Agent because the conditions to the applicable Credit Extension set forth in Section 4 are not satisfied or waived in accordance with the terms hereof, the Administrative Agent shall promptly return such funds (in like funds as received from such Lender) to such Lender, without interest. (e) (d) Obligations of Lenders Several. The obligations of the Lenders hereunder to make Committed Loans, to fund participations in Letters of Credit and Swing Line Loans and to make payments pursuant to Section 10.5(c) are several and not joint. The failure of any Lender to make any Committed Loan, to fund any such participation or to make any payment under Section 10.5(c) on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its Committed Loan, to purchase its participation or to make its payment under Section 10.5(c). (f) (e) Funding Source. Nothing herein shall be deemed to obligate any Lender to obtain the funds for any Loan in any particular place or manner or to constitute a [Different first page setting changed from on in original to off in modified.]. 57

[Different first page setting changed from on in original to off in modified.]. representation by any Lender that it has obtained or will obtain the funds for any Loan in any particular place or manner. 2.13 Sharing of Payments by Lenders. If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of the Committed Loans made by it, or the participations in L/C Obligations or in Swing Line Loans held by it resulting in such Lender’s receiving payment of a proportion of the aggregate amount of such Committed Loans or participations and accrued interest thereon greater than its pro rata share thereof as provided herein, then the Lender receiving such greater proportion shall (a) notify the Administrative Agent of such fact, and (b) purchase (for cash at face value) participations in the Committed Loans and subparticipations in L/C Obligations and Swing Line Loans of the other Lenders, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Committed Loans and other amounts owing them, provided that: (i) if any such participations or subparticipations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations or subparticipations shall be rescinded and the purchase price restored to the extent of such recovery, without interest; and (ii) the provisions of this Section shall not be construed to apply to (x) any payment made by or on behalf of the Borrower pursuant to and in accordance with the express terms of this Agreement (including the application of funds arising from the existence of a Defaulting Lender), (y) the application of Cash Collateral provided for in Section 2.16, or (z) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Committed Loans or subparticipations in L/C Obligations or Swing Line Loans to any assignee or participant, other than an assignment to the Borrower or any Subsidiary thereof (as to which the provisions of this Section shall apply). This Section 2.13 shall not apply to any action taken by CoBank with respect to any CoBank Equities held by the Borrower. The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation. 2.14 Extension of Tranche B Maturity Date; Conversion of Tranche A Commitments. (a) Requests for Extension. The Borrower may, by noticedelivering a Notice of Tranche B Maturity Date Extension Request substantially in the form of Exhibit 2.14(a) attached hereto (the “Notice of Tranche B Maturity Date Extension Request”), together with [Different first page setting changed from on in original to off in modified.]. 58

[Different first page setting changed from on in original to off in modified.]. evidence satisfactory to the Administrative Agent of the Borrower’s corporate authority for such extension, to the Administrative Agent (who shall promptly notify the Lenders) not earlier than the first anniversary of the Closing Date, request that, effective on a specified date (the “Extension Date”), each Tranche B Lender agree to an extension of the Tranche B Maturity Date then in effect (the “Existing Tranche B Maturity Date”) to a specified new date (the “New Tranche B Maturity Date Maturity Date”) that shall be at least one year after the Existing Tranche B Maturity Date. (b) Tranche B Lender Elections to Extend. Each Tranche B Lender, acting in its sole and individual discretion, by the date (the “Notice Date”) that is 35 days after the date of such request, shall, by notice to the Administrative Agent, advise the Administrative Agent whether or not such Tranche B Lender agrees to such extension (and each Tranche B Lender that determines not to so extend its Maturity Date (a “Non-Extending Tranche B Lender”) shall notify the Administrative Agent of such fact promptly after such determination, and any Tranche B Lender that does not so advise the Administrative Agent on or before the Notice Date shall be deemed to be a Non-Extending Tranche B Lender). The election of any Tranche B Lender to agree to such extension shall not obligate any other Tranche B Lender to so agree. (c) Notification by Administrative Agent. The Administrative Agent shall notify the Borrower of each Tranche B Lender’s determination under this Section promptly following the Notice Date. (d) Payment to Non-Extending Tranche B Lender; Additional Commitment Lenders. The Commitment of each Non-Extending Tranche B Lender automatically will terminate on the Existing Tranche B Maturity Date as in effect immediately prior to the applicable extension and the Borrower shall pay all Committed Loans and other Borrower Obligations owing to such Non-Extending Tranche B Lender on the Existing Tranche B Maturity Date to the extent not paid by an Additional Commitment Lender pursuant to an Assignment and Assumption as hereinafter set forth. The Borrower shall have the right to replace each Non-Extending Tranche B Lender with, and add as “Lenders” under this Agreement in place thereof, one or more Eligible Assignees (each, an “Additional Commitment Lender”) as provided in Section 3.6; provided that each of such Additional Commitment Lenders shall enter into an Assignment and Assumption pursuant to which such Additional Commitment Lender shall, effective as of the Extension Date, undertake a Commitment (and, if any such Additional Commitment Lender is already a Lender, its Commitment shall be in addition to such Lender’s Commitment hereunder on such date). (e) Minimum Extension Requirement. If (and only if) (i) the total of the Commitments of the Tranche B Lenders that have agreed so to extend their Tranche B Maturity Date (each, an “Extending Tranche B Lender”) and the additional Commitments of the Additional Commitment Lenders shall be more than 75% of the aggregate amount of the Tranche B Commitments previously in effect and (ii) the aggregate Commitments shall be at least equal to the Outstanding Amount of Committed Loans, Swing Line Loans and L/C Obligations on and after the Existing Tranche B Maturity Date, then, effective as of the Tranche B Extension Date, the Tranche B Maturity Date shall be extended to the New Tranche B Maturity Date (except that, if such date is not a Business Day, such Tranche B Maturity Date as so extended shall be the [Different first page setting changed from on in original to off in modified.]. 59

[Different first page setting changed from on in original to off in modified.]. next preceding Business Day) and each Additional Commitment Lender shall thereupon become a “Tranche B Lender” for all purposes of this Agreement. (f) Conditions to Effectiveness of Extensions. As a condition precedent to such extension, the Borrower shall deliver to the Administrative Agent a certificate of the Borrower dated as of the Tranche B Extension Date (in sufficient copies for each Extending Tranche B Lender and each Additional Commitment Lender) signed by a Responsible Officer of the Borrower (i) certifying and attaching the resolutions adopted by the Borrower approving or consenting to such extension and (ii) certifying that, before and after giving effect to such extension, (A) the representations and warranties contained in Article V and the other Loan Documents are true and correct on and as of the Tranche B Extension Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that for purposes of this Section 2.14, the representations and warranties contained in subsections (a) and (b) of Section 5.6 shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) and (b), respectively, of Section 6.1, and (B) no Default exists. In addition, on the Tranche B Extension Date, the Borrower shall prepay any Committed Loans outstanding on such date (and pay any additional amounts required pursuant to Section 3.5) to the extent necessary to keep outstanding Committed Loans ratable with any revised Applicable Percentages of the respective Lenders effective as of such date. (g) Conversion of Tranche A Commitments to Tranche B Commitments. Any Tranche A Lender may convert its Tranche A Commitment to a Tranche B Commitment upon (i) prior written notice by such Tranche A Lender to the Administrative Agent and the Borrower, which such notice shall be provided no later than 60 days prior to the Tranche A Maturity Date, (ii) the written consent of the Borrower, which such consent shall be provided no later than 15 days following Borrower’s receipt of the written notice from such Tranche A Lender under clause (i) of this Section 2.14(g), and (iii) the execution of any documents reasonably requested by the Administrative Agent to effectuate such changes. In connection with any such conversion of a Tranche A Commitment to a Tranche B Commitment, such Tranche A Lender converting its Tranche A Commitment to a Tranche B Commitment shall become a Tranche B Lender and Schedule 1.1 shall be updated as necessary to reflect such conversion and Applicable Percentages of the Lenders resulting from such conversion. (h) (g) Conflicting Provisions. This Section shall supersede any provisions in Section 2.13 or 10.6 to the contrary. 2.15 Increase in Commitments. Prior to the Tranche B Maturity Date and upon at least 45 days’ prior written notice by delivering a Notice of Requested Commitment Increase substantially in the form of Exhibit 2.15 hereto (a “Notice of Requested Committed Increase”) to the Administrative Agent (which noticeNotice of Requested Commitment Increase shall be promptly transmitted by the Administrative Agent to each Lender), the Borrower shall have the revocable right, from time to time during the term of this Agreement and subject to the terms and conditions set forth below, to increase the aggregate amount of the Aggregate Commitments; provided that (a) no Default or [Different first page setting changed from on in original to off in modified.]. 60

[Different first page setting changed from on in original to off in modified.]. Event of Default shall exist at the time of the request for the proposed increase in the Aggregate Commitments, (b) any such increase must be in a minimum amount of $25,000,000 and in integral multiples of $5,000,000 above such amount, (c) the sum of any increases to the Commitment during the term of this Agreement shall not exceed FIVE HUNDRED MILLION DOLLARS ($500,000,000), (d) the pricing and other terms applicable to the increase in the Aggregate Commitments shall be the same as those applicable to the then existing Commitments; (e) no individual Lender's Commitment may be increased without such Lender's written consent; (f) Schedule 1.1 shall be amended to reflect the revised Commitments and revised Applicable Percentages of the Lenders and (g) if any Loans are outstanding at the time of an increase in the Aggregate Commitments, the Borrower will prepay (provided that any such prepayment shall not be subject to any minimum amount of prepayment or any requirements regarding pro rata repayments but shall be subject to Section 3.5) one or more existing Loans in an amount necessary such that after giving effect to the increase in the Aggregate Commitments each Lender will hold its pro rata share (based on its share of the revised Aggregate Commitments) of outstanding Loans. No increase in the Aggregate Commitments shall be effective until the Administrative Agent shall have received (i) the resolutions of the Borrower authorizing such increase in the Aggregate Commitments and consents, approvals, authorizations or orders of, or filings, registrations or qualifications with, any court or Governmental Authority, Member or third party (if any) required in connection with such increase in the Aggregate Commitments, certified as being in effect as of the effective date of such increase in the Aggregate Commitments, (ii) any amendments to this Agreement and the other Loan Documents necessary to reflect the increase in the Aggregate Commitments and agreements for each Lender committing to such increase in the Aggregate Commitments, (iii) a certificate of a Financial Officer of the Borrower certifying that no Default or Event of Default exists as of the effective date of such increase in the Aggregate Commitments or would be caused by such increase, and that the conditions set forth in clauses (c) and (d) above of this Section 2.15 and the condition precedent to a Credit Extension under Section 4.2(b) have been satisfied on and as of the effective date of such increase in the Aggregate Commitments, (iv) any upfront fees to be paid to the Lenders committing to such increase in the Aggregate Commitments, and (v) such opinion letters, Notes and other agreements, documents and instruments reasonably requested by and reasonably satisfactory to the Administrative Agent in connection with such increase in the Aggregate Commitments. Any such increase in the Aggregate Commitments shall apply, at the option of the Borrower, to (x) the Commitment of one or more existing Lenders; provided that any Lender whose Commitment is being increased must consent in writing thereto and if more than one Lender wishes to participate then such increase shall be allocated pro rata among such Lenders (based on the amount that each such Lender was willing to increase its Commitment) and/or (y) a new Commitment for one or more institutions that is not an existing Lender so long as such institution (A) conforms to the definition of Eligible Assignee, (B) is approved by the Administrative Agent (such approval not to be unreasonably withheld or delayed), (C) receives a Commitment of at least $5,000,000 and (D) becomes a Lender under this Agreement by execution and delivery of an appropriate joinder agreement or of counterparts to this Agreement in a manner acceptable to the Borrower and the Administrative Agent. [Different first page setting changed from on in original to off in modified.]. 61

[Different first page setting changed from on in original to off in modified.]. This Section shall supersede any provisions in Section 2.13 or 10.6 to the contrary. 2.16 Cash Collateral. (a) Certain Credit Support Events. Upon the request of the Administrative Agent or an L/C Issuer (i) if an L/C Issuer has honored any full or partial drawing request under any Letter of Credit and such drawing has resulted in an L/C Borrowing, or (ii) if, as of the Letter of Credit Expiration Date, any L/C Obligation for any reason remains outstanding, the Borrower shall, in each case, immediately Cash Collateralize the then Outstanding Amount of all L/C Obligations. At any time that there shall exist a Defaulting Lender, immediately upon the request of the Administrative Agent, the affected L/C Issuer or the Swing Line Lender, the Borrower shall deliver to the Administrative Agent Cash Collateral in an amount sufficient to cover all Fronting Exposure (after giving effect to Section 2.17(a)(iii) and any Cash Collateral provided by the Defaulting Lender). (b) Grant of Security Interest. All Cash Collateral (other than credit support not constituting funds subject to deposit) shall be maintained in blocked, non-interest bearing deposit accounts at the Administrative Agent. The Borrower, and to the extent provided by any Lender, such Lender, hereby grants to (and subjects to the control of) the Administrative Agent, for the benefit of the Administrative Agent, the L/C Issuers and the Lenders (including the Swing Line Lender), and agrees to maintain, a first priority security interest in all such cash, deposit accounts and all balances therein, and all other property so provided as collateral pursuant hereto, and in all proceeds of the foregoing, all as security for the obligations to which such Cash Collateral may be applied pursuant to Section 2.16(c). If at any time the Administrative Agent determines that Cash Collateral is subject to any right or claim of any Person other than the Administrative Agent as herein provided, or that the total amount of such Cash Collateral is less than the applicable Fronting Exposure and other obligations secured thereby, the Borrower or the relevant Defaulting Lender will, promptly upon demand by the Administrative Agent, pay or provide to the Administrative Agent additional Cash Collateral in an amount sufficient to eliminate such deficiency. (c) Application. Notwithstanding anything to the contrary contained in this Agreement, Cash Collateral provided under any of this Section 2.16 or Section 2.3, 2.4, 2.5, 2.17 or 8.2 in respect of Letters of Credit or Swing Line Loans shall be held and applied to the satisfaction of the specific L/C Obligations, Swing Line Loans, obligations to fund participations therein (including, as to Cash Collateral provided by a Defaulting Lender, any interest accrued on such obligation) and other obligations for which the Cash Collateral was so provided, prior to any other application of such property as may be provided for herein. (d) Release. Cash Collateral (or the appropriate portion thereof) provided to reduce Fronting Exposure or other obligations shall be released promptly following (i) the elimination of the applicable Fronting Exposure or other obligations giving rise thereto (including by the termination of Defaulting Lender status of the applicable Lender (or, as appropriate, its assignee following compliance with Section 10.3(b)(vii))) or (ii) the Administrative Agent’s good faith determination that there exists excess Cash Collateral; [Different first page setting changed from on in original to off in modified.]. 62

[Different first page setting changed from on in original to off in modified.]. provided, however, (x) that Cash Collateral furnished by or on behalf of the Borrower shall not be released during the continuance of a Default or Event of Default (and following application as provided in this Section 2.16 may be otherwise applied in accordance with Section 8.3), and (y) the Person providing Cash Collateral and each applicable L/C Issuer or Swing Line Lender, as applicable, may agree that Cash Collateral shall not be released but instead held to support future anticipated Fronting Exposure or other obligations. 2.17 Defaulting Lenders. (a) Adjustments. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as that Lender is no longer a Defaulting Lender, to the extent permitted by applicable Law: (i) Waivers and Amendments. That Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in Section 10.6. (ii) Reallocation of Payments. Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of that Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Section 8 or otherwise, and including any amounts made available to the Administrative Agent by that Defaulting Lender pursuant to Section 10.2), shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by that Defaulting Lender to the Administrative Agent hereunder; second, to the payment on a pro rata basis of any amounts owing by that Defaulting Lender to the L/C Issuers or Swing Line Lender hereunder; third, if so determined by the Administrative Agent or requested by the L/C Issuers or the Swing Line Lender, to be held as Cash Collateral for future funding obligations of that Defaulting Lender of any participation in any Swing Line Loan or Letter of Credit; fourth, as the Borrower may request (so long as no Default or Event of Default exists), to the funding of any Loan in respect of which that Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; fifth, if so determined by the Administrative Agent and the Borrower, to be held in a non-interest bearing deposit account and released in order to satisfy obligations of that Defaulting Lender to fund Loans under this Agreement; sixth, to the payment of any amounts owing to the Lenders, the L/C Issuers or Swing Line Lender as a result of any judgment of a court of competent jurisdiction obtained by any Lender, any L/C Issuer or Swing Line Lender against that Defaulting Lender as a result of that Defaulting Lender’s breach of its obligations under this Agreement; seventh, so long as no Default or Event of Default exists, to the payment of any amounts owing to the Borrower as a result of any judgment of a court of competent jurisdiction obtained by the Borrower against that Defaulting Lender as a result of that Defaulting Lender’s breach of its obligations under this Agreement; and eighth, to that Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is [Different first page setting changed from on in original to off in modified.]. 63

[Different first page setting changed from on in original to off in modified.]. a payment of the principal amount of any Loans or L/C Borrowings in respect of which that Defaulting Lender has not fully funded its appropriate share and (y) such Loans or L/C Borrowings were made at a time when the conditions set forth in Section 4.2 were satisfied or waived, such payment shall be applied solely to pay the Loans of, and L/C Borrowings owed to, all Non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of, or L/C Borrowings owed to, that Defaulting Lender. Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post Cash Collateral pursuant to this Section 2.17(a)(ii) shall be deemed paid to and redirected by that Defaulting Lender, and each Lender irrevocably consents hereto. (iii) Certain Fees. The Defaulting Lender (x) shall be entitled to receive any commitment fee pursuant to Section 2.9(a) for any period during which that Lender is a Defaulting Lender only to the extent allocable to the sum of (1) the Outstanding Amount of the Committed Loans funded by it and (2) its Applicable Percentage of the stated amount of Letters of Credit and Swing Line Loans for which it has provided Cash Collateral pursuant to Section 2.3, Section 2.4, Section 2.16 or Section 2.17(a)(ii), as applicable (and the Borrower shall (A) be required to pay to each of the L/C Issuers and the Swing Line Lender, as applicable, the amount of such fee allocable to its Fronting Exposure arising from that Defaulting Lender and (B) not be required to pay the remaining amount of such fee that otherwise would have been required to have been paid to that Defaulting Lender) and (y) shall be limited in its right to receive Letter of Credit Fees as provided in Section 2.3(h). (iv) Reallocation of Applicable Percentages to Reduce Fronting Exposure. During any period in which there is a Defaulting Lender, for purposes of computing the amount of the obligation of each Non-Defaulting Lender to acquire, refinance or fund participations in Letters of Credit or Swing Line Loans pursuant to Sections 2.3 and 2.4, the “Applicable Percentage” of each Non-Defaulting Lender shall be computed without giving effect to the Commitment of that Defaulting Lender; provided, that (i) each such reallocation shall be given effect only if, at the date the applicable Lender becomes a Defaulting Lender, no Default or Event of Default exists; and (ii) the aggregate obligation of each Non-Defaulting Lender to acquire, refinance or fund participations in Letters of Credit and Swing Line Loans shall not exceed the positive difference, if any, of (1) the Commitment of that Non-Defaulting Lender minus (2) the aggregate Outstanding Amount of the Committed Loans of that Lender. (b) Defaulting Lender Cure. If the Borrower, the Administrative Agent, Swing Line Lender and the L/C Issuers agree in writing in their sole discretion that a Defaulting Lender should no longer be deemed to be a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any Cash [Different first page setting changed from on in original to off in modified.]. 64

[Different first page setting changed from on in original to off in modified.]. Collateral), that Lender will, to the extent applicable, purchase that portion of outstanding Loans of the other Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause the Committed Loans and funded and unfunded participations in Letters of Credit and Swing Line Loans to be held on a pro rata basis by the Lenders in accordance with their Applicable Percentages (without giving effect to Section 2.17(a)(iv)), whereupon that Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrower while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. 2.18 Benchmark Replacement Setting. (a) Benchmark Replacement. Notwithstanding anything to the contrary herein or in any other Loan Document, if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred prior any setting of the then-current Benchmark, then (x) if a Benchmark Replacement is determined in accordance with clause (a) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of such Benchmark setting and subsequent Benchmark settings without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document and the definition of “Adjusted Term SOFR” shall be deemed modified to delete the addition of the Term SOFR Adjustment to Term SOFR for any calculation and (y) if a Benchmark Replacement is determined in accordance with clause (b) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of any Benchmark setting at or after 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the Lenders without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document so long as the Administrative Agent has not received, by such time, written notice of objection to such Benchmark Replacement from Lenders comprising the Required Lenders. If the Benchmark Replacement is based upon Daily Simple SOFR, all interest payments will be payable on a monthly basis. (b) Benchmark Replacement Conforming Changes. In connection with the use, administration, adoption or implementation of a Benchmark Replacement, the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document. (c) Notices; Standards for Decisions and Determinations. The Administrative Agent will notify the Borrower and the Lenders of (i) the implementation of any Benchmark Replacement and (ii) the effectiveness of any Conforming Changes in connection with the use, administration, adoption or implementation of a Benchmark Replacement. The Administrative [Different first page setting changed from on in original to off in modified.]. 65

[Different first page setting changed from on in original to off in modified.]. Agent will notify the Borrower of (x) the removal or reinstatement of any tenor of a Benchmark pursuant to Section 2.18(d) and (y) the commencement of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 2.18, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 2.18. (d) Unavailability of Tenor of Benchmark. Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then-current Benchmark is a term rate (including the Term SOFR Reference Rate) and either (A) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (B) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is not or will not be representative, then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (ii) if a tenor that was removed pursuant to clause (i) above either (A) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (B) is not, or is no longer, subject to an announcement that it is not or will not be representative for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for all Benchmark settings at or after such time to reinstate such previously removed tenor. (e) Benchmark Unavailability Period. Upon the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, the Borrower may revoke any pending request for a SOFR Borrowing of, conversion to or continuation of SOFR Loans to be made, converted or continued during any Benchmark Unavailability Period and, failing that, the Borrower will be deemed to have converted any such request into a request for a Borrowing of or conversion to Base Rate Loans. During a Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of the Base Rate based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of the Base Rate. SECTION III TAXES, YIELD PROTECTION AND ILLEGALITY 3.1 Taxes. (a) Defined Terms. For purposes of this Section 3.1, the term “Lender” includes any L/C Issuer and the term “Laws” includes FATCA. [Different first page setting changed from on in original to off in modified.]. 66

[Different first page setting changed from on in original to off in modified.]. (b) Payments Free of Taxes. Any and all payments by or on account of any obligation of the Borrower under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by applicable Laws. If any applicable Law (as determined in the good faith discretion of an applicable Withholding Agent) requires the deduction or withholding of any Tax from any such payment by a Withholding Agent, then the applicable Withholding Agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable Law and, if such Tax is an Indemnified Tax, then the sum payable by the Borrower shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made. (c) Payment of Other Taxes by the Borrower. The Borrower shall timely pay to the relevant Governmental Authority in accordance with applicable Law, or at the option of the Administrative Agent timely reimburse it for the payment of, any Other Taxes. (d) Indemnification by the Borrower. The Borrower shall indemnify each Recipient, within 10 days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error. (e) Indemnification by the Lenders. Each Lender shall severally indemnify the Administrative Agent, within 10 days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that the Borrower has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Borrower to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 10.3(d) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this paragraph (e). (f) Evidence of Payments. As soon as practicable after any payment of Taxes by the Borrower to a Governmental Authority pursuant to this Section 3.1, the Borrower shall [Different first page setting changed from on in original to off in modified.]. 67

[Different first page setting changed from on in original to off in modified.]. deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent. (g) Status of Lenders. (i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Borrower and the Administrative Agent, at the time or times reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable Laws or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 3.1(g)(ii)(A), (ii)(B) and (ii)(D) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender. (ii) Without limiting the generality of the foregoing, (A) any Lender that is a U.S. Person shall deliver to the Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed copies of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax; (B) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), whichever of the following is applicable: (1) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed copies of IRS Form W-8BEN or W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other [Different first page setting changed from on in original to off in modified.]. 68

[Different first page setting changed from on in original to off in modified.]. applicable payments under any Loan Document, IRS Form W-8BEN or W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty; (2) executed copies of IRS Form W-8ECI; (3) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit 3.1(g)-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed copies of IRS Form W-8BEN or W-8BEN-E; or (4) to the extent a Foreign Lender is not the beneficial owner, executed copies of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN, W-8BEN-E, a U.S. Tax Compliance Certificate substantially in the form of Exhibit 3.1(g)-2 or Exhibit 3.1(g)-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit 3.1(g)-4 on behalf of each such direct and indirect partner; (C) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed copies of any other form prescribed by applicable Laws as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly [Different first page setting changed from on in original to off in modified.]. 69

[Different first page setting changed from on in original to off in modified.]. completed, together with such supplementary documentation as may be prescribed by applicable Laws to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and (D) if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable Laws (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement. Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so. (h) Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 3.1 (including by the payment of additional amounts pursuant to this Section 3.1), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (h) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (h), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph (h) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This paragraph shall not be construed to [Different first page setting changed from on in original to off in modified.]. 70

[Different first page setting changed from on in original to off in modified.]. require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person. (i) Survival. Each party’s obligations under this Section 3.1 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document. 3.2 Illegality. If any Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its applicable Lending Office to make, maintain or fund Loans whose interest is determined by reference to SOFR, the Term SOFR Reference Rate, Adjusted Term SOFR or Term SOFR, or to determine or charge interest rates based upon SOFR, the Term SOFR Reference Rate, Adjusted Term SOFR or Term SOFR, then, on notice thereof by such Lender to the Borrower (through the Administrative Agent) (an “Illegality Notice”), (i) any obligation of the Lenders to make SOFR Loans, and any right of the Borrower to continue SOFR Loans or to convert Base Rate Loans to SOFR Loans shall be suspended, and (ii) the interest rate on which Base Rate Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to clause (c) of the definition of “Base Rate”, in each case until each affected Lender notifies the Administrative Agent and the Borrower that the circumstances giving rise to such determination no longer exist. Upon receipt of an Illegality Notice, the Borrower shall, if necessary to avoid such illegality, upon demand from any Lender (with a copy to the Administrative Agent), prepay or, if applicable, convert all SOFR Loans to Base Rate Loans (the interest rate on which Base Rate Loans shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to clause (c) of the definition of “Base Rate”), on the last day of the Interest Period therefor, if all affected Lenders may lawfully continue to maintain such SOFR Loans to such day, or immediately, if any Lender may not lawfully continue to maintain such SOFR Loans to such day, in each case until the Administrative Agent is advised in writing by each affected Lender that it is no longer illegal for such Lender to determine or charge interest rates based upon SOFR, the Term SOFR Reference Rate, Adjusted Term SOFR or Term SOFR. Upon any such prepayment or conversion, the Borrower shall also pay accrued interest on the amount so prepaid or converted. 3.3 Inability to Determine Rates. 3.3 Subject to Section 2.18, if, on or prior to the first day of any Interest Period for any SOFR Loan: (a) the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that “Adjusted Term SOFR” cannot be determined pursuant to the definition thereof, or (b) the Required Lenders determine that for any reason in connection with any request for a SOFR Loan or a conversion thereto or a continuation thereof that Adjusted [Different first page setting changed from on in original to off in modified.]. 71

[Different first page setting changed from on in original to off in modified.]. Term SOFR for any requested Interest Period with respect to a proposed SOFR Loan does not adequately and fairly reflect the cost to such Lenders of making and maintaining such Loan, and the Required Lenders have provided notice of such determination to the Administrative Agent, then in each case, the Administrative Agent will promptly so notify the Borrower and each Lender. Upon notice thereof by the Administrative Agent to the Borrower, any obligation of the Lenders to make SOFR Loans, and any right of the Borrower to continue SOFR Loans or to convert Base Rate Loans to SOFR Loans, shall be suspended (to the extent of the affected SOFR Loans or affected Interest Periods) until the Administrative Agent (with respect to clause (b), at the instruction of the Required Lenders) revokes such notice. Upon receipt of such notice, (i) the Borrower may revoke any pending request for a borrowing of, conversion to or continuation of SOFR Loans (to the extent of the affected SOFR Loans or affected Interest Periods) or, failing that, the Borrower will be deemed to have converted any such request into a request for a Borrowing of or conversion to Base Rate Loans in the amount specified therein; and (ii) any outstanding affected SOFR Loans will be deemed to have been converted into Base Rate Loans at the end of the applicable Interest Period. Upon any such conversion, the Borrower shall also pay accrued interest on the amount so converted, together with any additional amounts required pursuant to Section 3.5 Subject to Section 2.18 if the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that “Adjusted Term SOFR” cannot be determined pursuant to the definition thereof on any given day, the interest rate on Base Rate Loans shall be determined by the Administrative Agent without reference to clause (c) of the definition of “Base Rate” until the Administrative Agent revokes such determination. 3.4 Increased Costs. (a) Increased Costs Generally. If any Change in Law shall: (i) impose, modify or deem applicable any reserve (including pursuant to regulations issued from time to time by the Federal Reserve Board for determining the maximum reserve requirement (including any emergency, special, supplemental or other marginal reserve requirement) with respect to eurocurrency funding (currently referred to as “Eurocurrency liabilities” in Regulation D)), special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender (except any reserve requirement reflected in the Adjusted Term SOFR) or any L/C Issuer; (ii) subject any Recipient to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and (C) Connection Income Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or [Different first page setting changed from on in original to off in modified.]. 72

[Different first page setting changed from on in original to off in modified.]. (iii) impose on any Lender or any L/C Issuer any other condition, cost or expense (other than Taxes) affecting this Agreement or Loans made by such Lender or any Letter of Credit or participation therein; and the result of any of the foregoing shall be to increase the cost to such Lender or such other Recipient of making, converting to, continuing or maintaining any Loan or of maintaining its obligation to make any such Loan, or to increase the cost to such Lender, such L/C Issuer or such other Recipient of participating in, issuing or maintaining any Letter of Credit (or of maintaining its obligation to participate in or to issue any Letter of Credit), or to reduce the amount of any sum received or receivable by such Lender, L/C Issuer or other Recipient hereunder (whether of principal, interest or any other amount) then, upon request of such Lender, L/C Issuer or other Recipient, the Borrower will pay to such Lender, L/C Issuer or other Recipient, as the case may be, such additional amount or amounts as will compensate such Lender, L/C Issuer or other Recipient, as the case may be, for such additional costs incurred or reduction suffered; provided that neither such Lender, L/C Issuer or other Recipient shall be permitted to demand compensation for any increased cost pursuant to this Section if it shall not at the time be the general policy or practice of such Lender, L/C Issuer or other Recipient to demand such compensation in similar circumstances under comparable provisions of other credit agreements. (b) Capital Requirements. If any Lender or any L/C Issuer determines that any Change in Law affecting such Lender or such L/C Issuer or any Lending Office of such Lender or such Lender’s or such L/C Issuer’s holding company, if any, regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Lender’s or such L/C Issuer’s capital or on the capital of such Lender’s or such L/C Issuer’s holding company, if any, as a consequence of this Agreement, the Commitments of such Lender or the Loans made by, or participations in Letters of Credit or Swing Line Loans held by, such Lender, or the Letters of Credit issued by such L/C Issuer, to a level below that which such Lender or such L/C Issuer or such Lender’s or such L/C Issuer’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or such L/C Issuer’s policies and the policies of such Lender’s or such L/C Issuer’s holding company with respect to capital adequacy), then from time to time the Borrower will pay to such Lender or such L/C Issuer, as the case may be, such additional amount or amounts as will compensate such Lender or such L/C Issuer or such Lender’s or such L/C Issuer’s holding company for any such reduction suffered. (c) Certificates for Reimbursement. A certificate of a Lender or an L/C Issuer setting forth the amount or amounts necessary to compensate such Lender or such L/C Issuer or its holding company, as the case may be, as specified in subsection (a) or (b) of this Section and delivered to the Borrower shall be conclusive absent manifest error. The Borrower shall pay such Lender or such L/C Issuer, as the case may be, the amount shown as due on any such certificate within 10 days after receipt thereof. (d) Delay in Requests. Failure or delay on the part of any Lender or any L/C Issuer to demand compensation pursuant to the foregoing provisions of this Section shall not constitute a waiver of such Lender’s or such L/C Issuer’s right to demand such compensation, provided that the Borrower shall not be required to compensate a Lender or an L/C Issuer [Different first page setting changed from on in original to off in modified.]. 73

[Different first page setting changed from on in original to off in modified.]. pursuant to the foregoing provisions of this Section for any increased costs incurred or reductions suffered more than six months prior to the date that such Lender or such L/C Issuer, as the case may be, notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s or such L/C Issuer’s intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the six-month period referred to above shall be extended to include the period of retroactive effect thereof). 3.5 Compensation for Losses. In the event of (a) the payment of any principal of any SOFR Loan other than on the last day of the Interest Period applicable thereto (including as a result of an Event of Default), (b) the conversion of any SOFR Loan other than on the last day of the Interest Period applicable thereto (including as a result of an Event of Default), (c) the failure to borrow, convert, continue or prepay any SOFR Loan on the date specified in any notice delivered pursuant hereto, or (d) the assignment of any SOFR Loan other than on the last day of the Interest Period applicable thereto as a result of a request by the Borrower pursuant to Section 3.6(b), then, in any such event, the Borrower shall compensate each Lender for any loss, cost and expense attributable to such event, including any loss, cost or expense arising from the liquidation or redeployment of funds or from any fees payable. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof. 3.6 Mitigation Obligations; Replacement of Lenders. (a) Designation of a Different Lending Office. If any Lender delivers a notice pursuant to Section 3.2, any Lender requests compensation under Section 3.4 or the Borrower is required to pay any Indemnified Taxes or additional amounts to any Lender, any L/C Issuer or any Governmental Authority for the account of any Lender or any L/C Issuer pursuant to Section 3.1, then such Lender or such L/C Issuer, as applicable, shall (at the request of the Borrower) use reasonable efforts to designate a different Lending Office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender or such L/C Issuer, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 3.1 or 3.4, as the case may be, in the future, or eliminate the need for the notice pursuant to Section 3.2, as applicable, and (ii) in each case, would not subject such Lender or such L/C Issuer, as the case may be, to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender or such L/C Issuer, as the case may be. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender or any L/C Issuer in connection with any such designation or assignment. (b) Replacement of Lenders. If any Lender requests compensation under Section 3.4, or if the Borrower is required to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.1 and, in each case, such Lender has declined or is unable to designate a different Lending Office [Different first page setting changed from on in original to off in modified.]. 74

[Different first page setting changed from on in original to off in modified.]. in accordance with Section 3.6(a), or if any Lender is a Defaulting Lender or a Non-Consenting Lender, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 10.3), all of its interests, rights (other than its existing rights to payments pursuant to Section 3.1 or Section 3.4) and obligations under this Agreement and the related Loan Documents to an Eligible Assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that: (i) the Borrower shall have paid to the Administrative Agent the assignment fee (if any) specified in Section 10.3; (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and L/C Advances, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents (including any amounts under Section 3.5) from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts); (iii) in the case of any such assignment resulting from a claim for compensation under Section 3.4 or payments required to be made pursuant to Section 3.1, such assignment will result in a reduction in such compensation or payments thereafter; (iv) such assignment does not conflict with applicable Laws; and (v) in the case of any assignment resulting from a Lender becoming a Non-Consenting Lender, the applicable assignee shall have consented to the applicable amendment, waiver or consent. A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply. 3.7 Departing Lender and Reallocation of Commitments. The Lenders have agreed among themselves to reallocate their respective Commitments as of the Amendment No. 2 Effective Date. In addition, MUFG Bank, Ltd. (the “Departing Lender”) desires to assign all of its rights and obligations as a Lender under this Agreement to certain of the other Lenders and to no longer be a party to this Agreement as of the Amendment No. 23 Effective Date. Each of the Administrative Agent, the Lenders and the Borrower hereby consents to (i) the reallocation of the Commitments on the Amendment No. 23 Effective Date as set forth in this Section 3.7, and (ii) the Departing Lender’s assignment of its rights, interests, liabilities and obligations under this Agreement to certain of the other Lenders on the Amendment No 2. Effective Date. On the Amendment No. 23 Effective Date and after giving effect to such reallocation and assignment, the Commitment of the Departing Lender shall terminate and, the Commitment of each Lender shall be as set forth on Schedule 1.1 attached [Different first page setting changed from on in original to off in modified.]. 75

[Different first page setting changed from on in original to off in modified.]. hereto. Each Lender hereby consents to the Commitments set forth on Schedule 1.1 attached hereto. The reallocation of the aggregate Commitments among the Lenders, including the assignment by the Departing Lender of all of its rights, interests, liabilities and obligations under this Agreement to certain of the other Lenders, shall be deemed to have been consummated pursuant to the terms of the assignment and assumption attached hereto as Exhibit 10.3(b) as if the applicable Lenders, including the Departing Lender, had executed such assignment and assumption with respect to such reallocation; provided that in connection with such reallocation, the Departing Lender shall receive on the Amendment No. 2 Effective Date payment of an amount equal to the outstanding principal of its Loans and participations in Letters of Credit and Swing Line Loans, accrued interest thereon, accrued fees and all other amounts payable to it under this Agreement and the other Loan Documents. Outstanding principal shall be payable to the Departing Lender solely by the Lenders who have increased their Commitments as a result of the reallocation of the Commitments. Accrued interest and fees shall be payable to the Departing Lender by the Borrower.. The Administrative Agent hereby waives the $3,500 assignment fee set forth in Section 10.03(b)(iv) with respect to the assignments and reallocations contemplated by this Section 3.7. To the extent requested by any Lender, including the Departing Lender, and in accordance with Section 2.23.5, the Borrower shall pay to such Lender any amounts required to be paid by the Borrower under Section 2.23.5 in the event the payment of any principal of any SOFR Loan or the conversion of any SOFR Loan other than on the last day of an Interest Period applicable thereto is required in connection with the reallocation contemplated by this Section 3.7. Upon receipt by the Departing Lender of all amounts due to it hereunder, the Departing Lender shall cancel and return to the Borrower any promissory note or notes executed by the Borrower to the Departing Lender in connection with its Commitment. 3.8 Survival. All of the Borrower’s obligations under this Section 3 shall survive termination of the Aggregate Commitments, repayment of all other Borrower Obligations hereunder, and resignation of the Administrative Agent. SECTION IV CONDITIONS PRECEDENT 4.1 Closing Conditions. The obligation of the Lenders and the L/C Issuers to enter into this Agreement is subject to satisfaction (or waiver) of the following conditions: (a) Executed Loan Documents. Receipt by the Administrative Agent of duly executed copies of (i) this Agreement, (ii) the Notes and (iii) all other Loan Documents, each in form and substance acceptable to the Lenders and the Administrative Agent. (b) Corporate Documents. Receipt by the Administrative Agent of the following: (i) Charter Documents. Copies of the articles of incorporation or other charter documents of the Borrower certified to be true and complete as of a [Different first page setting changed from on in original to off in modified.]. 76

[Different first page setting changed from on in original to off in modified.]. recent date by the appropriate Governmental Authority of the state or other jurisdiction of its incorporation and certified by a secretary or assistant secretary of the Borrower to be true and correct as of the Closing Date. (ii) Bylaws. A copy of the bylaws of the Borrower certified by a secretary or assistant secretary of the Borrower to be true and correct as of the Closing Date. (iii) Resolutions. Copies of resolutions of the Board of Directors of the Borrower approving and adopting the Loan Documents to which it is a party and the transactions contemplated herein and therein and authorizing execution and delivery hereof and thereof, certified by a secretary or assistant secretary of the Borrower to be true and correct and in force and effect as of the Closing Date. (iv) Good Standing. Certificates of good standing, existence or its equivalent with respect to the Borrower certified as of a recent date by the appropriate Governmental Authorities of the state or other jurisdiction of its incorporation and each other jurisdiction in which the failure to so qualify and be in good standing would have a Material Adverse Effect. (v) Incumbency. An incumbency certificate of the Borrower certified by a secretary or assistant secretary of the Borrower to be true and correct as of the Closing Date. (c) Opinion of Counsel. Receipt by the Administrative Agent of an opinion, or opinions, from legal counsel to the Borrower addressed to the Administrative Agent on behalf of the Lenders and dated as of the Closing Date, in each case satisfactory in form and substance to the Administrative Agent. (d) Financial Statements. Receipt by the Lenders of the consolidated audited financial statements of the Borrower and its Subsidiaries dated as of December 31, 2016, December 31, 2017 and December 31, 2018, and the unaudited financial statements for the quarters ended March 31, 2019, June 30, 2019 and September 30, 2019, including balance sheets, income and cash flow statements and, in the case of annual statements, a statement of the current combined amount of patronage capital and membership fees, in each case audited (except for the quarterly financial statements) by independent public accountants of recognized standing reasonably acceptable to the Administrative Agent and prepared in accordance with GAAP. (e) Fees and Expenses. Payment by the Borrower of all fees and expenses owed by it to the Lenders and the Administrative Agent, including, without limitation, payment to the Administrative Agent of the fees set forth in the Fee Letters. (f) Litigation. Except as set forth on Schedule 5.8, or in the Borrower’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 or Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2019, June 30, 2019 or September 30, 2019, each filed with the Securities and Exchange Commission, there shall not exist any action, suit, investigation or legal, equitable, arbitration or administrative proceeding, nor shall any [Different first page setting changed from on in original to off in modified.]. 77

[Different first page setting changed from on in original to off in modified.]. action, suit, investigation, or legal, equitable, arbitration or administrative proceeding be pending or threatened before any arbitrator or Governmental Authority against the Borrower, any of its Subsidiaries, any of its properties or any transaction contemplated by the Loan Documents the outcome of which could be reasonably expected to have a Material Adverse Effect. (g) Material Adverse Effect. No event or condition shall have occurred since December 31, 2018 that has had or would be reasonably expected to have a Material Adverse Effect. (h) Officer’s Certificates. The Administrative Agent shall have received a certificate or certificates executed by a Financial Officer of the Borrower as of the Closing Date stating that (i) the Borrower is in compliance with all existing material financial obligations, (ii) the condition set forth in clause (f) has been satisfied, (iii) the financial statements and information delivered to the Administrative Agent on or before the Closing Date were prepared in good faith and in accordance with GAAP and (iv) immediately after giving effect to this Agreement, the other Loan Documents and all the transactions contemplated herein and therein to occur on such date, (A) no Default or Event of Default exists, (B) all representations and warranties contained herein and in the other Loan Documents are true and correct in all material respects on and as of the date made, (C) the Borrower is in compliance with the financial covenant set forth in Section 6.2, (D) the Borrower is Solvent and (E) since December 31, 2018, there has been no sale, transfer or other disposition by the Borrower of any material part of the business or property of the Borrower. (i) Existing Letters of Credit. The Borrower’s obligation to reimburse Bank of America and Truist Bank for drawings under the Existing Letters of Credit shall be evidenced by this Agreement. (j) KYC Information. Receipt by the Administrative Agent of all documentation and information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the Patriot Act, to the extent such documentation or information is requested by the Administrative Agent on behalf of the Lenders prior to the Closing Date. (k) Beneficial Ownership Certification. At least two (2) Business Days prior to the Closing Date, the Borrower shall have delivered, to each Lender that so requests at least five (5) Business Days before the Closing Date, a Beneficial Ownership Certification from the Borrower. (l) Other. Receipt by the Lenders of such other documents, instruments, agreements or information as reasonably requested by any Lender. Without limiting the generality of the provisions of Section 10.3, for purposes of determining compliance with the conditions specified in this Section, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved [Different first page setting changed from on in original to off in modified.]. 78

[Different first page setting changed from on in original to off in modified.]. by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Closing Date specifying its objection thereto. 4.2 Conditions to All Credit Extensions. In addition to the conditions precedent stated elsewhere herein, which conditions precedent set forth in Section 4.1 shall have been satisfied or waived on the Closing Date, the obligation of each Lender and each L/C Issuer to honor any Request for Credit Extension (other than an Interest Election Notice) is subject to the following conditions: (a) Request. The Administrative Agent and, if applicable, each applicable L/C Issuer and/or the Swing Line Lender shall have received a Request for Credit Extension in accordance with requirements hereof. (b) Representations and Warranties. The representations and warranties made by the Borrower (other than the representations and warranties set forth in Sections 5.8, 5.15 and 5.16) are true and correct in all material respects (or, in the case of any such representation and warranty already qualified by materiality, in all respects) at and as if made as of such date, except to the extent that such representations and warranties relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (or, in the case of any such representation and warranty already qualified by materiality, in all respects) as of such earlier date. (c) No Default. No Default or Event of Default shall exist or be continuing either prior to or after giving effect thereto. Each Request for Credit Extension (other than an Interest Election Notice) submitted by the Borrower shall be deemed to be a representation and warranty that the conditions specified in Sections 4.2(b) and (c) have been satisfied on and as of the date of the applicable Credit Extension. SECTION V REPRESENTATIONS AND WARRANTIES The Borrower hereby represents and warrants to each Lender that: 5.1 Organization and Good Standing. The Borrower (a) is a corporation duly organized, validly existing and in good standing under the Georgia Electric Membership Corporation Act, (b) is duly qualified and in good standing as a foreign corporation authorized to do business in every jurisdiction where the failure to so qualify would have or would reasonably be expected to have a Material Adverse Effect and (c) has the requisite corporate power and authority to own its properties and to carry on its business as now conducted and as proposed to be conducted. [Different first page setting changed from on in original to off in modified.]. 79

[Different first page setting changed from on in original to off in modified.]. 5.2 Due Authorization. The Borrower (a) has the requisite corporate power and authority to execute, deliver and perform this Agreement and the other Loan Documents and to incur the obligations herein and therein provided for and (b) has been authorized by all necessary corporate action, to execute, deliver and perform this Agreement and the other Loan Documents. No action on the part of any Member is required in connection with the execution and delivery by the Borrower of the Loan Documents or the performance of its obligations thereunder. 5.3 No Conflicts. Neither the execution and delivery of the Loan Documents, nor the consummation of the transactions contemplated therein, nor performance of and compliance with the terms and provisions thereof by the Borrower will (a) violate or conflict with any provision of its organizational documents or bylaws, (b) violate, contravene or conflict with any law (including without limitation, the Public Utility Holding Company Act of 2005, as amended), regulation (including without limitation, Regulation U, Regulation X or any regulation promulgated by the Federal Energy Regulatory Commission), order, writ, judgment, injunction, decree or permit applicable to it, (c) violate, contravene or conflict with contractual provisions of, or cause an event of default under, any of the Wholesale Power Contracts, the First Mortgage Indenture, or any other material indenture, loan agreement, mortgage, deed of trust, contract or other agreement or instrument to which it is a party or by which it or its properties may be bound, or (d) result in or require the creation of any Lien upon or with respect to its properties (other than Liens created by this Agreement), except to the extent such violation, contravention or conflict referred to in the preceding clause (b) or (c), or the creation of any such Lien referred to in the preceding clause (d), individually or in the aggregate, would not have and would not reasonably be expected to have a Material Adverse Effect. 5.4 Consents. No consent, approval, authorization or order of, or filing, registration or qualification with, any court or Governmental Authority, Member or third party is required in connection with the execution, delivery or performance of this Agreement or any of the other Loan Documents. 5.5 Enforceable Obligations. This Agreement and the other Loan Documents have been duly executed and delivered and constitute legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their respective terms, except as may be limited by bankruptcy or insolvency laws or similar laws affecting creditors’ rights generally or by general equitable principles. 5.6 Financial Condition. The financial statements delivered to the Lenders pursuant to Section 4.1(d) and pursuant to Sections 6.1(a) and 6.1(b): (i) have been prepared in accordance with GAAP [Different first page setting changed from on in original to off in modified.]. 80

[Different first page setting changed from on in original to off in modified.]. (subject to the provisions of Section 1.3 and subject, with respect to any quarterly financial statements, to such changes resulting from audit and normal year-end adjustments and the absence of footnotes) and (ii) present fairly in all material respects the financial condition, results of operations, patronage capital, membership fees and cash flows of the Borrower and its Subsidiaries as of such date and for such periods. 5.7 No Default. No Default or Event of Default presently exists and is continuing. 5.8 Litigation. Except as set forth on Schedule 5.8, or in the Borrower’s Annual Report on Form 10-K for the fiscal year ended December 31, 20182025 or Quarterly Report on Form 10-Q for the fiscal quarterquarters ended March 31, 2019,2026 or June 30, 2019 or September 30, 20192026, each filed with the Securities and Exchange Commission, there are no actions, suits, investigations or legal, equitable, arbitration or administrative proceedings, pending or, to the knowledge of the Borrower, threatened against the Borrower, any of its Subsidiaries or any of its properties that are reasonably likely to have a Material Adverse Effect. 5.9 Taxes. The Borrower has filed, or caused to be filed, all tax returns (federal, state, local and foreign) required to be filed and paid all amounts of taxes shown thereon to be due (including interest and penalties) and has paid all other taxes, fees, assessments and other governmental charges (including mortgage recording taxes, documentary stamp taxes and intangibles taxes) owing by it, except in each case for (i) such taxes, fees, assessments and other governmental charges which are not yet delinquent or that are being contested in good faith and by proper proceedings, and against which adequate reserves are being maintained in accordance with GAAP, or (ii) where the failure to so file or pay would not have or would not reasonably be expected to have a Material Adverse Effect. 5.10 Compliance with Law. The Borrower is in compliance with all laws, rules, regulations, orders and decrees applicable to it or to its properties, except where the failure to be in compliance would not have or would not reasonably be expected to have a Material Adverse Effect. 5.11 ERISA. Except as would not result or be reasonably expected to result in a Material Adverse Effect: (a) During the five-year period prior to the date on which this representation is made or deemed made: (i) no Termination Event has occurred, and, to the best knowledge of the Borrower, no event or condition has occurred or exists as a result of which any Termination Event is reasonably expected to occur, with respect to any Plan; (ii) no “unpaid required [Different first page setting changed from on in original to off in modified.]. 81

[Different first page setting changed from on in original to off in modified.]. minimum contribution” or “accumulated funding deficiency” (as defined or otherwise set forth in Section 4971 of the Code or Part 3 of Subtitle B of Title I of ERISA) whether or not waived, exists with respect to any Pension Plan; (iii) each Plan (other than a Multiemployer Plan), and, to the best knowledge of the Borrower, each Multiemployer Plan, has been maintained, operated, and funded in compliance with its own terms and in compliance with the provisions of ERISA, the Code, and any other applicable federal or state laws; and (iv) no Lien in favor of the PBGC or a Plan has arisen or is reasonably expected to arise on account of any Plan. (b) No liability has been or is reasonably expected by the Borrower to be incurred under Sections 4062, 4063 or 4064 of ERISA with respect to any Single Employer Plan. (c) The actuarial present value of all “benefit liabilities” under Section 4001(a)(16) of ERISA under each Single Employer Plan (determined in accordance with the assumptions used for funding such Single Employer Plan pursuant to Section 412 of the Code for the applicable plan year), whether or not vested, did not, as of the last annual valuation date prior to the date on which this representation is made or deemed made, exceed the fair market value of the assets of such Plan allocable to such liabilities under Title IV of ERISA (excluding any accrued but unpaid contributions), except as disclosed in the Borrower’s financial statements. (d) Neither the Borrower nor any ERISA Affiliate has incurred, or, to the best knowledge of the Borrower, is reasonably expected to incur, any withdrawal liability under ERISA to any Multiemployer Plan or Multiple Employer Plan. Neither the Borrower nor any ERISA Affiliate has received any notification that any Multiemployer Plan is insolvent (within the meaning of Section 4245 of ERISA), is in endangered or critical status under Section 305 of ERISA, or has been terminated (within the meaning of Title IV of ERISA), and no Multiemployer Plan is, to the best knowledge of the Borrower, reasonably expected to be in reorganization, insolvent, or terminated. (e) No non-exempt prohibited transaction (within the meaning of Section 406 of ERISA or Section 4975 of the Code) or breach of fiduciary responsibility has occurred with respect to a Plan which has subjected or is reasonably likely to subject the Borrower or any Subsidiary of the Borrower to any liability under Sections 406, 407, 409, 502(i), or 502(1) of ERISA or Section 4975 of the Code, or under any agreement or other instrument pursuant to which the Borrower or any Subsidiary of the Borrower has agreed or is required to indemnify any person against any such liability. (f) The present value (determined using actuarial and other assumptions which are reasonable with respect to the benefits provided and the employees participating) of the liability of the Borrower and each ERISA Affiliate for post-retirement welfare benefits to be provided to their current and former employees under Plans which are welfare benefit plans (as defined in Section 3(1) of ERISA), net of all assets under all such Plans allocable to such benefits, are reflected on the financial statements referenced in Section 6.1 in accordance with FASB 106. [Different first page setting changed from on in original to off in modified.]. 82

[Different first page setting changed from on in original to off in modified.]. (g) Each Plan which is a welfare plan (as defined in Section 3(1) of ERISA) to which Sections 601-609 of ERISA and Section 4980B of the Code apply has been administered in compliance in all material respects with such sections. The Borrower represents and warrants as of the Amendment No. 23 Effective Date that the Borrower is not and will not be using “plan assets” (within the meaning of 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA or otherwise) of one or more Benefit Plans in connection with the Loans, the Letters of Credit or the Commitments. 5.12 Use of Proceeds. The proceeds of the Loans hereunder will be used solely for the purposes specified in Section 6.9. None of such proceeds will be used for the acquisition of another Person unless the board of directors (or other comparable governing body) or stockholders, as appropriate, of such Person has approved such acquisition. 5.13 Government Regulations. (a) No proceeds of the Loans will be used, directly or indirectly, for the purpose of purchasing or carrying any “margin stock” within the meaning of Regulation U, or for the purpose of purchasing or carrying or trading in any securities. If requested by any Lender or the Administrative Agent, the Borrower will furnish to the Administrative Agent and each Lender a statement to the foregoing effect in conformity with the requirements of FR Form U-1 referred to in Regulation U. No Indebtedness being reduced or retired out of the proceeds of the Loans was or will be incurred for the purpose of purchasing or carrying any margin stock within the meaning of Regulation U or any “margin security” within the meaning of Regulation T. “Margin stock” within the meaning of Regulation U does not constitute more than 25% of the value of the consolidated assets of the Borrower and its Subsidiaries. None of the transactions contemplated by the Loan Documents (including, without limitation, the direct or indirect use of the proceeds of the Loans) will violate or result in a violation of (i) the Securities Act of 1933, as amended, (ii) the Securities Exchange Act of 1934, as amended, or (iii) regulations issued pursuant to the Securities Act of 1933 or the Securities Exchange Act of 1934. (b) Neither the Borrower nor any of its Subsidiaries is subject to (i) rate or debt incurrence regulation as a “public utility” under the Federal Power Act, as amended, or (ii) regulation under the Investment Company Act of 1940, as amended. In addition, neither the Borrower nor any of its Subsidiaries is an “investment company” registered or required to be registered under the Investment Company Act of 1940, as amended, and is not controlled by an “investment company.” 5.14 Solvency. The Borrower is and, after the consummation of the transactions contemplated by this Agreement and the other Loan Documents, will be Solvent. [Different first page setting changed from on in original to off in modified.]. 83

[Different first page setting changed from on in original to off in modified.]. 5.15 Disclosure. Neither this Agreement nor any financial statements delivered to the Lenders nor any other document, certificate or statement furnished to the Lenders by or on behalf of the Borrower in connection with the transactions contemplated hereby, as of the date of delivery, taken as a whole with all other documents, certificates or statements made or furnished to the Lenders, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements contained therein or herein, taken as a whole, not misleading; provided that, with respect to projected financial information, the Borrower represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time. 5.16 Environmental Matters. Except as would not result or be reasonably expected to result in a Material Adverse Effect: (a) each of the properties of the Borrower (the “Properties”) and all operations at the Properties are in compliance with all applicable Environmental Laws, (b) there is no violation of any Environmental Law with respect to the Properties or the businesses operated by the Borrower (the “Businesses”), and (c) there are no conditions relating to the Businesses or the Properties that would reasonably be expected to give rise to a liability under any applicable Environmental Laws. 5.17 Insurance. The Borrower maintains insurance for the benefit of the Borrower with responsible and reputable insurance companies in such amounts, covering such risks and liabilities and with such deductibles or self-insurance retentions as is usually carried by companies engaged in similar business and owning similar properties in the same general areas in which the Borrower operates. 5.18 Franchises, Licenses, Etc. The Borrower possesses all franchises, certificates, licenses, permits and other authorizations necessary for the operation of its businesses, except such as the failure to possess would not result or be reasonably expected to result in a Material Adverse Effect. 5.19 Subsidiaries; Affiliates; Members. As of the Amendment No. 23 Effective Date, Schedule 5.19 is a complete list of all Subsidiaries, Affiliates and Members of the Borrower. 5.20 Wholesale Power Contracts. As of the Amendment No. 23 Effective Date: [Different first page setting changed from on in original to off in modified.]. 84

[Different first page setting changed from on in original to off in modified.]. (a) The Borrower has no knowledge of any material default under any Wholesale Power Contract, and each Wholesale Power Contract is in full force and effect. (b) No Member has provided the Borrower with any (i) “Notice of Intent to Withdraw” pursuant to Section 17 of such Member’s Wholesale Power Contract or (ii) written notice of its intent to assign any of its rights and obligations under its Wholesale Power Contract. (c) Set forth on Schedule 5.20 is each Member’s percentage share of the gross member revenues of the Borrower for the fiscal year ended December 31, 20232025. 5.21 Sanctions; Anti-Corruption. (a) None of the Borrower, any of its Subsidiaries or, to the knowledge of the Borrower, any Affiliate, any director, officer or employee of the Borrower or any of its Subsidiaries is a Person that is, or is owned 50% or more, individually or in the aggregate, directly or indirectly, or controlled by Persons that are: (i) the target of any sanctions administered, enforced, directed or imposed by OFAC, the U.S. Department of State or any other federal United States Governmental Authority, the United Nations Security Council, the European Union, His Majesty’s Treasury, Swiss State Secretariat for Economic Affairs, the Governmental Authority of Japan or any enforcement agency or regulator of any of the foregoing (collectively, “Sanctions”), or (ii) located, organized or resident in a country or territory that is the target of Sanctions (including, currently, the so-called Donetsk People’s Republic, the so-called Luhansk People’s Republic, the Crimea, Zaporizhzhia and Kherson Regions of Ukraine, Cuba, Iran, and North Korea and Syria). (b) The Borrower, its Subsidiaries and their respective directors, officers and employees are in compliance with all applicable Sanctions and with the FCPA and the rules and regulations thereunder and any other applicable Anti-Corruption Law, in each case in all material respects. The Borrower has taken measures that the Borrower reasonably believes are adequate, including as required by applicable laws, designed to promote and achieve continued compliance with applicable Sanctions, the FCPA and any other applicable Anti-Corruption Laws. 5.22 Beneficial Ownership Certification. As of the Closing Date, the information included in any Beneficial Ownership Certification delivered by the Borrower to a Lender pursuant to Section 4.1(k) is true and correct in all respects. 5.23 Affected Financial Institution. The Borrower is not an Affected Financial Institution. 5.24 Patriot Act Compliance. To the extent applicable, the Borrower, its Subsidiaries and their respective directors, officers and employees and, to the knowledge of the Borrower, the agents of the Borrower and its Subsidiaries are in compliance, in all material respects, with (a) the Trading [Different first page setting changed from on in original to off in modified.]. 85

[Different first page setting changed from on in original to off in modified.]. with the Enemy Act, as amended, and each of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) and any other enabling legislation or executive order relating thereto, and (b) the Patriot Act. No part of the proceeds of the Loans made hereunder will be used by the Borrower, directly or, to the knowledge of the Borrower, indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the FCPA. SECTION VI AFFIRMATIVE COVENANTS The Borrower hereby covenants and agrees that so long as any Lender shall have any Commitment hereunder, any Loan or Borrower Obligation hereunder shall remain unpaid or unsatisfied, or any Letter of Credit shall remain outstanding: 6.1 Information Covenants. The Borrower will furnish, or cause to be furnished, to the Administrative Agent: (a) Annual Financial Statements. As soon as available, and in any event within 120 days after the close of each fiscal year of the Borrower, a consolidated balance sheet and income statement of the Borrower and its Subsidiaries, as of the end of such fiscal year, together with consolidated statements of retained earnings and cash flows for such fiscal year and a statement of the combined amount of patronage capital and membership fees, setting forth in comparative form figures for the preceding fiscal year, all such financial information described above to be in reasonable form and detail and audited by independent certified public accountants of recognized national standing reasonably acceptable to the Administrative Agent and whose opinion shall be furnished to the Administrative Agent, shall be to the effect that such financial statements have been prepared in accordance with GAAP (except for changes with which such accountants concur) and shall not be limited by any qualification or exception as to the scope of the audit or subject to any “going concern” qualification or like qualification or exception. The delivery by the Borrower to the Administrative Agent within the time period required above of an annual report for the Borrower on Form 10-K for such fiscal year as filed with the SEC (and including the opinion required above) shall satisfy the requirements of this Section 6.1(a). (b) Quarterly Financial Statements. As soon as available, and in any event within 60 days after the close of each fiscal quarter of the Borrower (other than the fourth fiscal quarter) a consolidated balance sheet and income statement of the Borrower and its Subsidiaries, as of the end of such fiscal quarter, together with a related consolidated statement of cash flows for such fiscal quarter in each case setting forth in comparative form figures for the corresponding period of the preceding fiscal year, all such financial information described above to be in reasonable form and detail and reasonably acceptable to the Administrative Agent, and accompanied by a certificate of a Financial Officer of the Borrower to the effect that such quarterly financial statements fairly present in all material respects the financial condition of the [Different first page setting changed from on in original to off in modified.]. 86

[Different first page setting changed from on in original to off in modified.]. Borrower and have been prepared in accordance with GAAP, subject to changes resulting from audit and normal year-end audit adjustments. The delivery by the Borrower to the Administrative Agent within the time period required above of a quarterly report for the Borrower on Form 10-Q for such fiscal quarter as filed with the SEC (and including the certification required above) shall satisfy the requirements of this Section 6.1(b). (c) Officer’s Certificate. (i) At the time of delivery of the financial statements provided for in Sections 6.1(a) and 6.1(b) above, a certificate of a Financial Officer of the Borrower, substantially in the form of Exhibit 6.1(c), (A) certifying compliance with Section 6.2 as of the end of such fiscal period and (B) stating that no Default or Event of Default exists, or if any Default or Event of Default does exist, specifying the nature and extent thereof and what action the Borrower proposes to take with respect thereto and (ii) at the time of delivery of the financial statements provided for in Section 6.1(a) above, an updated Schedule 5.20 as of the last day of the previous fiscal year. (d) Reports. Upon the Administrative Agent’s request, copies of any filings and registrations with, and reports to or from, any Governmental Authority, including, without limitation, the Securities and Exchange Commission or any successor agency and any utility regulatory body. (e) Notices. Upon the Borrower obtaining knowledge thereof, the Borrower will give written notice to the Administrative Agent immediately (and in no event more than ten Business Days after obtaining such knowledge) of (i) the occurrence of a Default or Event of Default, specifying the nature and existence thereof and what action the Borrower proposes to take with respect thereto, and (ii) the occurrence of any of the following with respect to the Borrower: (A) the pendency or commencement of any litigation, arbitration or governmental proceeding against the Borrower, or (B) the institution of any proceedings against the Borrower with respect to, or the receipt of notice by the Borrower of potential liability or responsibility for, violation or alleged violation of any federal, state or local law, rule or regulation (including, without limitation, any Environmental Law), in each case under this clause (ii) that would have or would be reasonably expected to have a Material Adverse Effect. (f) ERISA. Upon the Borrower or any ERISA Affiliate obtaining knowledge thereof, the Borrower will give written notice to the Administrative Agent and each of the Lenders promptly (and in any event within five Business Days) of: (i) any event or condition, including, but not limited to, any Reportable Event, that constitutes, or would be reasonably expected to lead to, a Termination Event; (ii) any communication from the PBGC stating its intention to terminate any Pension Plan or to have a trustee appointed to administer any Pension Plan together with a statement of the amount of liability, if any, incurred or expected to be incurred by the Borrower or any Subsidiary in connection therewith; (iii) with respect to any Multiemployer Plan, the receipt of notice as prescribed in ERISA or otherwise of any withdrawal liability assessed against the Borrower or any ERISA Affiliate, or of a determination that any Multiemployer Plan is insolvent (within the meaning of Title IV of ERISA) or is in endangered or critical status under Section 305 of ERISA; (iv) the failure to make full payment on or before the due date (including extensions) thereof of all amounts which the Borrower or any of its Subsidiaries or ERISA Affiliates is required to contribute to each Pension Plan and each Plan [Different first page setting changed from on in original to off in modified.]. 87

[Different first page setting changed from on in original to off in modified.]. that is subject to Section 412 of the Code pursuant to its terms and as required to meet the minimum funding standard set forth in ERISA and the Code with respect thereto that would have or would be reasonably expected to have a Material Adverse Effect; or (v) any change in the funding status of any Plan that would have or would be reasonably expected to have a Material Adverse Effect; together, with a description of any such event or condition or a copy of any such notice and a statement by an officer of the Borrower briefly setting forth the details regarding such event, condition, or notice, and the action, if any, which has been or is being taken or is proposed to be taken with respect thereto. Promptly upon request, the Borrower shall furnish the Administrative Agent and each of the Lenders with such additional information concerning any Plan as may be reasonably requested, including, but not limited to, copies of each annual report/return (Form 5500 series), as well as all schedules and attachments thereto required to be filed with the Department of Labor and/or the Internal Revenue Service pursuant to ERISA and the Code, respectively, for each “plan year” (within the meaning of Section 3(39) of ERISA). (g) [Reserved.] (h) Ratings Changes. The Borrower shall promptly deliver to the Administrative Agent information regarding any change in the Borrower’s Credit Ratings. (i) Other Information. With reasonable promptness upon any such request, such other information regarding the business, properties or financial condition of the Borrower as the Administrative Agent or any Lender may reasonably request, including information and documentation reasonably requested by the Administrative Agent or any Lender for purposes of compliance with applicable “know your customer” requirements under the PATRIOT Act or other applicable anti-money laundering laws. The Borrower hereby acknowledges that (a) the Administrative Agent and/or the Joint Arrangers will make available to the Lenders materials and/or information provided by or on behalf of the Borrower hereunder (collectively, “Borrower Materials”) by posting the Borrower Materials on the Platform and (b) certain of the Lenders (each, a “Public Lender”) may have personnel who do not wish to receive material non-public information with respect to the Borrower or its Affiliates, or the respective securities of any of the foregoing, and who may be engaged in investment and other market-related activities with respect to such Persons’ securities. The Borrower hereby agrees that (w) all Borrower Materials that are to be made available to Public Lenders shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof; (x) by marking Borrower Materials “PUBLIC,” the Borrower shall be deemed to have authorized the Administrative Agent, the Joint Arrangers and the Lenders to treat such Borrower Materials as either publicly available information or not material information (although it may be sensitive and proprietary) with respect to the Borrower or its securities for purposes of United States Federal and state securities laws; (y) all Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Investor;” and (z) the Administrative Agent and the Joint Arrangers shall be entitled to treat any Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not designated “Public Investor.” [Different first page setting changed from on in original to off in modified.]. 88

[Different first page setting changed from on in original to off in modified.]. 6.2 Patronage Capital and Membership Fees. The Borrower shall, as of the end of any fiscal quarter of the Borrower, maintain Patronage Capital of at least $900,000,0001,025,000,000. 6.3 Notices with Respect to Wholesale Power Contracts. The Borrower shall promptly notify the Administrative Agent, after becoming aware thereof, of (a) any material modification to any of the Wholesale Power Contracts, (b) any material default in the performance of any Member’s payment obligations under any Wholesale Power Contact that has continued unremedied for five or more Business Days, (c) its receipt of a “Notice of Intent to Withdraw” by any Member pursuant to Section 17 of such Member’s Wholesale Power Contract, (d) its receipt of any written notice from a Member of such Member’s intent to assign any of its rights and obligations under its Wholesale Power Contract, (e) the filing by a Member of any official judicial or regulatory filing seeking as a remedy the declaration of the unenforceability of any material provision of or the material modification of its Wholesale Power Contract, (f) any release or termination of a Member’s payment obligations under a Wholesale Power Contract, or (g) the filing by a Member of any official judicial or regulatory filing claiming the bankruptcy or insolvency of such Member. 6.4 Preservation of Existence, Franchises and Assets. The Borrower (a) will do all things necessary to preserve and keep in full force and effect its existence, (b) will do all things necessary to preserve and keep in full force and effect its franchises and authority, and (c) shall maintain its properties, real and personal, in good condition, and shall not waste or otherwise permit such properties to deteriorate, reasonable wear and tear excepted, except in each case in clauses (b) and (c) where the failure to do so would not have or would not reasonably be expected to have a Material Adverse Effect. 6.5 Books and Records. Subject to Section 1.3, the Borrower will keep complete and accurate books and records of its transactions in accordance with good accounting practices on the basis of GAAP (including the establishment and maintenance of appropriate reserves). 6.6 Compliance with Law. The Borrower will comply with, and obtain all permits and licenses required by, all laws (including, without limitation, all Environmental Laws and ERISA laws), rules, regulations and orders, and all applicable restrictions imposed by all Governmental Authorities, applicable to it and its property, if the failure to comply would have or would be reasonably expected to have a Material Adverse Effect. 6.7 Payment of Taxes. The Borrower will pay, settle or discharge all taxes, assessments and governmental charges or levies imposed upon it, or upon its income or profits, or upon any of its [Different first page setting changed from on in original to off in modified.]. 89

[Different first page setting changed from on in original to off in modified.]. properties, before they shall become delinquent; provided, however, that the Borrower shall not be required to pay, settle or discharge any such tax, assessment, charge or levy (i) which is being contested in good faith by appropriate proceedings and as to which adequate reserves therefor have been established in accordance with GAAP, unless the failure to make any such payment, settlement or discharge would give rise to an immediate right to foreclose or collect on a Lien securing such amounts or (ii) to the extent the failure to make any such payment, settlement or discharge, either singly or in the aggregate, would not have or would not reasonably be expected to have a Material Adverse Effect. 6.8 Insurance. The Borrower will at all times maintain in full force and effect insurance (including worker’s compensation insurance, liability insurance, casualty insurance and business interruption insurance) with responsible and reputable insurance companies in such amounts, covering such risks and liabilities and with such deductibles or self-insurance retentions as is usually carried by companies engaged in similar businesses and owning similar properties in the same general areas in which the Borrower operates. 6.9 Use of Proceeds. The proceeds of the Loans shall be used for general corporate purposes, including, without limitation, (i) to refinance the indebtedness under certain of the Borrower’s other existing credit agreements, (ii) to pay, at maturity, commercial paper issued by the Borrower, (iii) to issue Letters of Credit, including Letters of Credit to support liquidity or credit requirements under tax-exempt variable rate demand bond financings or in connection with posting collateral to third parties under construction, equipment procurement, hedging and other arrangements, and (iv) working capital purposes. In the case of any Bond Letters of Credit, the Borrower’s reimbursement obligations in respect thereof shall remain unsecured, without the use of purchased bonds, pledged bonds, bank bonds or similar structures (and the Administrative Agent, Lenders and L/C Issuers, at the request of the Borrower, will expressly waive any right to pledged bonds, bank bonds or similar structures), and the Lenders and the L/C Issuers shall not have any rights or remedies under the related Bond Documents for Events of Default hereunder or thereunder (and the Lenders agree not to deliver any notice of any such Events of Default, other than a failure of the Borrower to reimburse an L/C Issuer for any drawing under the related Bond Letter of Credit). To the extent that, notwithstanding this Section 6.9, a L/C Issuer is treated as an owner or pledgee of bonds pursuant to the related Bond Documents, such L/C Issuer disclaims any such right of ownership or pledge and, notwithstanding anything to the contrary contained in this Agreement, none of the Administrative Agent, any Lender or any L/C Issuer shall sell, hypothecate or otherwise dispose of any such bond, except to the Borrower. 6.10 Audits/Inspections. To the extent permitted by Law and, with respect to the Borrower’s co-owned facilities, subject to any applicable limitations in the Borrower’s corresponding co-ownership arrangements, upon reasonable prior notice and during normal business hours and, unless a Default under this Agreement has occurred and is continuing, at the expense of the [Different first page setting changed from on in original to off in modified.]. 90

[Different first page setting changed from on in original to off in modified.]. Administrative Agent, the Borrower will permit representatives appointed by the Administrative Agent, including, without limitation, independent accountants, agents, attorneys, and appraisers to visit and inspect the Borrower’s property, including its books and records, its accounts receivable and inventory, the Borrower’s facilities and its other business assets, and to make photocopies or photographs thereof and to write down and record any information such representative obtains and shall permit the Administrative Agent or its representatives to investigate and verify the accuracy of information provided to the Lenders and to discuss all such matters with the officers, employees and representatives of the Borrower. 6.11 CoBank Equity and Security. (a) So long as CoBank (or its affiliate) is a Lender hereunder, the Borrower will acquire equity in CoBank in such amounts and at such times as CoBank may require in accordance with CoBank’s Bylaws and Capital Plan (as each may be amended from time to time), except that the maximum amount of equity that the Borrower may be required to purchase in CoBank in connection with the Loans made by CoBank (or its affiliate) may not exceed the maximum amount permitted by the Bylaws and the Capital Plan at the time this Agreement is entered into. The Borrower acknowledges receipt of a copy of (i) CoBank’s most recent annual report, and if more recent, CoBank’s latest quarterly report, (ii) CoBank’s Notice to Prospective Stockholders and (iii) CoBank’s Bylaws and Capital Plan, which describe the nature of all of the Borrower’s cash patronage, stock and other equities in CoBank acquired in connection with its patronage loan from CoBank (or its affiliate) (the “CoBank Equities”) as well as capitalization requirements, and agrees to be bound by the terms thereof. (b) Each party hereto acknowledges that CoBank’s Bylaws and Capital Plan (as each may be amended from time to time) shall govern (i) the rights and obligations of the parties with respect to the CoBank Equities and any patronage refunds or other distributions made on account thereof or on account of Borrower’s patronage with CoBank, (ii) the Borrower’s eligibility for patronage distributions from CoBank (in the form of CoBank Equities and cash) and (iii) patronage distributions, if any, in the event of a sale of a participation interest. CoBank reserves the right to assign or sell participations in all or any part of its (or its affiliate’s) Commitments or outstanding Loans hereunder on a non-patronage basis. (c) Each party hereto acknowledges that CoBank has a statutory first lien pursuant to the Farm Credit Act of 1971 (as amended from time to time) on all CoBank Equities that the Borrower may now own or hereafter acquire, which statutory lien shall be for CoBank’s (or its affiliate’s) sole and exclusive benefit. The CoBank Equities shall not constitute security for the Borrower Obligations due to any other Lender. To the extent that any of the Loan Documents create a Lien on the CoBank Equities or on patronage accrued by CoBank for the account of the Borrower (including, in each case, proceeds thereof), such Lien shall be for CoBank’s (or its affiliate’s) sole and exclusive benefit and shall not be subject to pro rata sharing hereunder. Neither the CoBank Equities nor any accrued patronage shall be offset against the Borrower Obligations except that, in the event of an Event of Default, CoBank may elect, solely at its discretion, to apply the cash portion of any patronage distribution or retirement of equity to amounts owed to CoBank or its affiliate under this Agreement, whether or not such amounts are currently due and payable. The Borrower acknowledges that any corresponding tax liability [Different first page setting changed from on in original to off in modified.]. 91

[Different first page setting changed from on in original to off in modified.]. associated with such application is the sole responsibility of the Borrower. CoBank shall have no obligation to retire the CoBank Equities upon any Event of Default, Default or any other default by the Borrower, or at any other time, either for application to the Borrower Obligations or otherwise. 6.12 [Reserved.] 6.13 Rate Covenant. Subject to any necessary regulatory approval or determination of RUS, if required, the Borrower shall establish and collect rates, rents, charges, fees and other compensation (the “Rates”) for the use or the sale of output, capacity or service of the System that, together with other revenues available to the Borrower, are reasonably expected to yield Margins for Interest for each fiscal year of the Borrower equal to at least 1.10 times Interest Charges for such period. Promptly upon any material change in the circumstances which were contemplated at such time Rates were most recently reviewed, but not less frequently than once every twelve (12) months, the Borrower shall review the Rates so established and shall promptly establish or revise such Rates, as necessary to comply with the foregoing requirements; provided, however, that if (i) upon any such review of Rates based on a material change in circumstances, the Borrower determines that Rates are required to be established or revised in order for the Borrower to comply with this Section 6.13 and (ii) there are less than six (6) calendar months remaining in the current fiscal year, it will be sufficient for purposes of complying with this Section 6.13 if the Borrower establishes or revises its Rates for the next fiscal year so as to reasonably expect to meet the covenant for such next fiscal year, subject in the case of the foregoing Margins for Interest requirement to any necessary regulatory approval or determination, including, as and to the extent required, that of RUS. The Borrower will not furnish or supply or cause to be furnished or supplied any use, output, capacity or service of the System with respect to which a charge is regularly or customarily made, free of charge to any Person, and the Borrower will use commercially reasonable efforts to enforce the payment of any and all accounts owing to the Borrower with respect to the use, output, capacity or service of the System. Capitalized terms used in this Section 6.13 without definition shall have the meanings provided in the First Mortgage Indenture (as in effect as of the date hereof). 6.14 Sanctions; Anti-Corruption Laws. The Borrower will take measures that the Borrower reasonably believes are adequate, including as required by applicable law, designed to promote compliance by the Borrower, its Subsidiaries, and their respective directors, officers, and employees with applicable Sanctions and with the FCPA and any other applicable Anti-Corruption Laws. SECTION VII NEGATIVE COVENANTS The Borrower hereby covenants and agrees that so long as any Lender has any Commitment hereunder, any Loan or other Borrower Obligation shall remain unpaid or unsatisfied, or any Letter of Credit shall remain outstanding: [Different first page setting changed from on in original to off in modified.]. 92

[Different first page setting changed from on in original to off in modified.]. 7.1 Nature of Business. The Borrower will not engage, to any material extent, in any business other than the business of providing, directly or indirectly, electric power and energy and related services to or on behalf of the Members. 7.2 Consolidation and Merger. The Borrower will not (a) enter into any transaction of merger, or (b) consolidate, liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution); provided that, so long as no Default or Event of Default shall exist or be caused thereby, a Person may be merged or consolidated with or into the Borrower so long as the Borrower shall be the continuing or surviving corporation. 7.3 Arm’s-Length Transactions. Except in connection with any Special Leases, the Borrower will not enter into any transaction or series of transactions, whether or not in the ordinary course of business, with any officer, director or Affiliate other than on terms and conditions substantially as favorable as would be obtainable in a comparable arm’s-length transaction with a Person other than an officer, director or Affiliate; provided, however, that this Section 7.3 shall not be applicable to transactions with any Affiliate if such transactions are made on a cost basis. 7.4 Fiscal Year; Organizational Documents. The Borrower will not (a) change its fiscal year or (b) change its form of organization from a corporation organized under the Georgia Electric Membership Corporation Act. 7.5 Liens. The Borrower will not, nor will it permit any of its Subsidiaries to, contract, create, incur, assume or permit to exist any Lien with respect to any of its property or assets of any kind (whether real or personal, tangible or intangible, and whether now owned or after acquired) securing Indebtedness, except for (i) Liens securing Indebtedness issued under the First Mortgage Indenture, and (ii) Liens arising under or not prohibited by the First Mortgage Indenture. 7.6 [Reserved.] 7.7 Indebtedness. The Borrower will not, nor will it permit any of its Subsidiaries to, contract, create, incur, assume or permit to exist any Indebtedness other than (a) Indebtedness consisting of Special Leases, (b) Indebtedness secured by Liens permitted under Section 7.5, (c) the Loans and the L/C Obligations, (d) unsecured Indebtedness, ranking pari passu with the Loans and the L/C Obligations, in an aggregate amount at any time outstanding not to exceed $4,000,000,000 [Different first page setting changed from on in original to off in modified.]. 93

[Different first page setting changed from on in original to off in modified.]. (it being agreed that (x)(i) the outstanding Loans and L/C Obligations under this Agreement and (ii) commercial paper notes issued by the Borrower that are backstopped by the Commitments under this Agreement, in each case, shall not be counted toward such $4,000,000,000 limit and (y) Indebtedness secured solely by (i) Liens with respect to any interest, debt or equity of the Borrower in CoBank or CFC purchased or otherwise acquired by the Borrower in connection with membership in any such entity or any borrowing from any such entity, and (ii) Liens on cash, securities or accounts receivable under such obligations or obligations with the same counterparty to the extent provided by the Borrower as collateral for any obligation of the Borrower under any letter of credit issued on behalf of the Borrower or other similar obligation, commitment or liability of the Borrower arising in connection with the Borrower’s business and properties, shall in each case be deemed unsecured Indebtedness ranking pari passu with the Loans and the L/C Obligations), and (e) unsecured Indebtedness subordinated to the Loans and the L/C Obligations on terms reasonably satisfactory to the Required Lenders and the L/C Issuers. 7.8 Sanctions; Anti-Corruption; Use of Proceeds. The Borrower will not directly or, to its knowledge, indirectly, use the proceeds of the Loans or use the Letters of Credit, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other Person, (i) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of the FCPA or any other applicable Anti-Corruption Law, or (ii) to fund any activities or business of or with any Person, or in any country or territory, that, at the time of such funding, is the subject of Sanctions, or in any other manner that would result in a violation of Sanctions by any Person (including any Person participating in the Loans or Letters of Credit, whether as Administrative Agent, Lead Arranger, L/C Issuer, Lender, underwriter, advisor, investor, or otherwise). SECTION VIII EVENTS OF DEFAULT 8.1 Events of Default. An Event of Default shall exist upon the occurrence of any of the following specified events (each an “Event of Default”): (a) Payment. The Borrower (i) shall default in the payment when due of any principal of any of the Loans or any L/C Obligations or fail to provide any Cash Collateral required pursuant to Sections 2.5(d) or 2.16 or (ii) shall default in the payment when due of any interest on the Loans or any L/C Obligations or of any fees or other amounts owing hereunder or under any Fee Letter, under any of the other Loan Documents or in connection herewith or therewith, and such default under this clause (ii) shall continue unremedied for a period of five or more days. (b) Representations. Any representation, warranty or statement made or deemed to be made by the Borrower herein, in any of the other Loan Documents, or in any [Different first page setting changed from on in original to off in modified.]. 94

[Different first page setting changed from on in original to off in modified.]. statement or certificate delivered or required to be delivered pursuant hereto or thereto shall prove untrue in any material respect (or, in the case of any such representation and warranty already qualified by materiality, in all respects) on the date as of which it was deemed to have been made. (c) Covenants. The Borrower shall: (i) default in the due performance or observance of any term, covenant or agreement contained in Section 6.2, 6.4 or 7.1 through 7.8 inclusive; or (ii) default in the due performance or observance by it of any term, covenant or agreement contained in Section 6.1 or 6.3, and such default shall continue unremedied for a period of five Business Days after the earlier of the Borrower becoming aware of such default or notice thereof given by the Administrative Agent; or (iii) default in the due performance or observance by it of any term, covenant or agreement (other than those referred to in subsections (a), (b), (c)(i), or (c)(ii) of this Section 8.1) contained in this Agreement or any other Loan Document and such default shall continue unremedied for a period of more than 30 days after the earlier of the Borrower becoming aware of such default or notice thereof given by the Administrative Agent. (d) Loan Documents. The Borrower shall default in the due performance or observance of any term, covenant or agreement in any of the other Loan Documents and such default shall continue unremedied for a period of more than 30 days after the earlier of the Borrower becoming aware of such default or notice thereof given by the Administrative Agent or any Loan Document shall fail to be in full force and effect or the Borrower shall so assert or any Loan Document shall fail to give the Administrative Agent and/or the Lenders the rights, powers and privileges purported to be created thereby. (e) Bankruptcy, etc. The occurrence of any of the following with respect to the Borrower (i) a court or governmental agency having jurisdiction in the premises shall enter a decree or order for relief in respect of the Borrower in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appoint a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Borrower or for any substantial part of its property or order the winding up or liquidation of its affairs; or (ii) an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect is commenced against the Borrower and such petition remains unstayed and in effect for a period of 60 days; or (iii) the Borrower shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consent to the entry of an order for relief in an involuntary case under any such law, or consent to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Borrower or any substantial part of its property or make any general assignment for the benefit of creditors; or (iv) the Borrower shall admit in writing its [Different first page setting changed from on in original to off in modified.]. 95

[Different first page setting changed from on in original to off in modified.]. inability to pay its debts generally as they become due or any action shall be taken by any Person in furtherance of any of the aforesaid purposes. (f) Other Indebtedness. With respect to any Indebtedness of the Borrower in excess of $25,000,000 (other than Indebtedness outstanding under this Agreement), the Borrower shall (i) default in any payment (beyond the applicable grace period with respect thereto, if any) with respect to such Indebtedness, the effect of which default is to cause any such Indebtedness to become due and payable, or required to be prepaid other than by a regularly scheduled required prepayment, prior to the stated maturity thereof, (ii) default in any payment in excess of $100,000 (beyond the applicable grace period with respect thereto, if any) with respect to such Indebtedness, the effect of which default is to permit the holder or holders of such Indebtedness (or trustee or agent on behalf of such holders) to cause (determined without regard to whether any notice or lapse of time is required) any such Indebtedness to become due and payable, or required to be prepaid other than by a regularly scheduled required prepayment, prior to the stated maturity thereof, or (iii) default in the observance or performance of any covenant or agreement relating to such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, the effect of which default results in any such Indebtedness becoming due and payable, or required to be prepaid other than by a regularly scheduled required prepayment, prior to the stated maturity thereof. (g) Judgments. One or more judgments, orders, or decrees shall be entered against the Borrower involving a liability of $25,000,000 or more, in the aggregate, (to the extent not paid or covered by insurance provided by a carrier who has acknowledged coverage) and such judgments, orders or decrees shall continue unsatisfied, undischarged and unstayed for a period ending on the first to occur of (i) the last day on which such judgment, order or decree becomes final and unappealable and, where applicable, with the status of a judicial lien or (ii) 60 days; provided that if such judgment, order or decree provides for periodic payments over time then the Borrower shall have a grace period of 30 days with respect to each such periodic payment. (h) ERISA. The occurrence of any of the following events or conditions if the same, individually or in the aggregate, would be reasonably expected to result in a liability to the Borrower of an amount greater than or equal to $25,000,000: (A) any “unfunded required minimum contribution” or “accumulated funding deficiency” (as defined or otherwise set forth in Section 4971 of the Code or Part 3 of Subtitle B of Title I of ERISA ) whether or not waived, shall exist with respect to any Pension Plan, or any lien shall arise on the assets of the Borrower or any ERISA Affiliate in favor of the PBGC or a Plan; (B) a Termination Event shall occur with respect to a Single Employer Plan, which is, in the reasonable opinion of the Lender, likely to result in the termination of such Plan for purposes of Title IV of ERISA; (C) a Termination Event shall occur with respect to a Multiemployer Plan or Multiple Employer Plan, which is, in the reasonable opinion of the Lender, likely to result in (i) the termination of such Plan for purposes of Title IV of ERISA, or (ii) the Borrower or any ERISA Affiliate incurring any liability in connection with a withdrawal from, or insolvency (within the meaning of Section 4245 of ERISA) of such Plan; or (D) any non-exempt prohibited transaction (within the meaning of Section 406 of ERISA or Section 4975 of the Code) or breach of fiduciary responsibility shall occur which would be reasonably expected to subject the Borrower or any of its Subsidiaries to [Different first page setting changed from on in original to off in modified.]. 96

[Different first page setting changed from on in original to off in modified.]. any liability under Sections 406, 409, 502(i), or 502(1) of ERISA or Section 4975 of the Code, or under any agreement or other instrument pursuant to which the Borrower or any of its Subsidiaries has agreed or is required to indemnify any person against any such liability. (i) Wholesale Power Contracts. One or more Members, the aggregate of which, pursuant to Schedule 5.20 (as updated pursuant to Section 6.1(c)), constitute twenty percent (20%) or more of the Borrower’s gross member revenues, at any time shall (A) be in default in the performance of any payment obligations under its or their Wholesale Power Contracts where the aggregate principal amount of such default or defaults exceeds $25,000,000 and such default or defaults have continued for thirty-five (35) days beyond the due date with respect thereto, (B) have contested the validity or enforceability of its or their Wholesale Power Contracts by filing any official judicial or regulatory filing seeking as a remedy the declaration of the unenforceability or the material modification of its or their Wholesale Power Contracts, and such judicial or regulatory body shall have issued a final and non-appealable order (i) declaring all or a material provision of such Wholesale Power Contract unenforceable, or (ii) modifying such Wholesale Power Contract in any material manner, or (C) have its or their payment obligations under the Wholesale Power Contracts released or terminated (other than in connection with a simultaneous assumption of such obligations by another Member or other assignee; provided that in the case of a non-Member assignee, such assignee must have either (x) a Credit Rating equal to or better than the Credit Rating of the assigning Member as published by S&P, Moody’s or Fitch or (y) if the assigning Member has no such published Credit Rating, a Credit Rating equal to or better than the Borrower’s Credit Rating as published by S&P, Moody’s or Fitch). 8.2 Acceleration; Remedies. Upon the occurrence of an Event of Default, and at any time thereafter unless and until such Event of Default has been waived by the Required Lenders (or the Lenders as may be required hereunder) the Administrative Agent may, with the consent of the Required Lenders, and shall, upon the request and direction of the Required Lenders, by written notice to the Borrower take any of the following actions without prejudice to the rights of the Administrative Agent or any Lender to enforce its claims against the Borrower, except as otherwise specifically provided for herein: (i) Termination of Commitments. Declare the Commitments and any obligations of the L/C Issuers to make L/C Credit Extensions terminated whereupon the Commitments and obligations shall be immediately terminated. (ii) Acceleration of Loans. Declare the unpaid amount of all Borrower Obligations to be due whereupon the same shall be immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower. [Different first page setting changed from on in original to off in modified.]. 97

[Different first page setting changed from on in original to off in modified.]. (iii) Enforcement of Rights. Enforce any and all rights and interests created and existing under the Loan Documents, including, without limitation, all rights of set-off. (iv) Letters of Credit. Require that the Borrower Cash Collateralize the L/C Obligations (in an amount equal to the then Outstanding Amount thereof). (v) Mandatory Tender. In the case of a failure of the Borrower to make timely reimbursement of a drawing under a Bond Letter of Credit to pay principal of or interest on Bonds, give notice to the trustee under the applicable Bond Documents of such failure and directing such trustee to effect a mandatory tender or the acceleration of such Bonds as may be permitted under such Bond Documents. Notwithstanding the foregoing, if an Event of Default specified in Section 8.1(e) shall occur, then the Commitments and any obligations of the L/C Issuers to make L/C Credit Extensions shall automatically terminate and all Loans, all accrued interest in respect thereof, all accrued and unpaid fees and other indebtedness or obligations owing to the Lenders and the Administrative Agent hereunder shall immediately become due and payable and the obligations of the Borrower to Cash Collateralize the L/C Obligations as aforesaid shall automatically become effective, in each case without the giving of any notice or other action by the Administrative Agent or the Lenders. Notwithstanding the fact that enforcement powers reside primarily with the Administrative Agent, each Lender has, to the extent permitted by law, a separate right of payment and shall be considered a separate “creditor” holding a separate “claim” within the meaning of Section 101(5) of the Bankruptcy Code or any other insolvency statute. 8.3 Allocation of Payments After Event of Default. Notwithstanding any other provisions of this Agreement, after the exercise of any remedies by the Administrative Agent or the Lenders pursuant to Section 8.2 (or after the Commitments shall automatically terminate and the Loans (with accrued interest thereon) and all other amounts under the Loan Documents shall automatically become due and payable in accordance with the terms of such Section) and the L/C Obligations have automatically been required to be Cash Collateralized, all amounts collected or received by the Administrative Agent or any Lender on account of amounts outstanding under any of the Loan Documents shall be paid over or delivered as follows: FIRST, to the payment of all reasonable out-of-pocket costs and expenses (including without limitation reasonable Attorney Costs) of the Administrative Agent or any of the Lenders, including Lenders when acting in the capacity of L/C Issuer, in connection with enforcing the rights of the Lenders under the Loan Documents, pro rata as set forth below; [Different first page setting changed from on in original to off in modified.]. 98

[Different first page setting changed from on in original to off in modified.]. SECOND, to payment of any fees (other than Letter of Credit Fees) owed to the Administrative Agent, any L/C Issuer, or any Lender, pro rata as set forth below; THIRD, to the payment of all accrued interest and Letter of Credit Fees payable to the Lenders hereunder, pro rata as set forth below; FOURTH, to (a) the payment of the outstanding principal amount of the Loans and L/C Borrowings and (b) Cash Collateralize that portion of L/C Obligations comprised of the aggregate undrawn amount of Letters of Credit, as set forth below; FIFTH, to all other obligations which shall have become due and payable under the Loan Documents and not repaid pursuant to clauses “FIRST” through “FOURTH” above; and SIXTH, to the payment of the surplus, if any, to whoever may be lawfully entitled to receive such surplus. In carrying out the foregoing, (a) amounts received shall be applied in the numerical order provided until exhausted prior to application to the next succeeding category and (b) each of the Lenders shall receive an amount equal to its pro rata share (based on the proportion that the then outstanding Loans held by such Lender bears to the aggregate then outstanding Loans) of amounts available to be applied. Subject to Section 2.3(c) and Section 2.16, amounts used to Cash Collateralize the aggregate undrawn amount of Letters of Credit pursuant to clause Fourth above shall be applied to satisfy drawings under such Letters of Credit as they occur. If any amount remains on deposit as Cash Collateral after all Letters of Credit have either been fully drawn or expired, such remaining amount shall be applied to the other Borrower Obligations, if any, in the order set forth above. SECTION IX ADMINISTRATIVE AGENT 9.1 Appointment and Authority. Each of the Lenders and the L/C Issuers hereby irrevocably appoints CFC to act on its behalf as the Administrative Agent hereunder and under the other Loan Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. The provisions of this Article are solely for the benefit of the Administrative Agent, the Lenders and the L/C Issuers, and the Borrower shall not have rights as a third party beneficiary of any of such provisions. It is understood and agreed that the use of the term “agent” herein or in any other Loan Documents (or any other similar term) with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any [Different first page setting changed from on in original to off in modified.]. 99

[Different first page setting changed from on in original to off in modified.]. applicable law. Instead such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between contracting parties. 9.2 Rights as a Lender. The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Administrative Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with the Borrower or any Subsidiary or other Affiliate thereof as if such Person were not the Administrative Agent hereunder and without any duty to account therefor to the Lenders. 9.3 Exculpatory Provisions. The Administrative Agent shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents, and its duties hereunder shall be administrative in nature. Without limiting the generality of the foregoing, the Administrative Agent: (a) shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing; (b) shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents); provided that the Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Loan Document or applicable law, including for the avoidance of doubt any action that may be in violation of the automatic stay under any Debtor Relief Law or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any Debtor Relief Law; and (c) shall not, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Affiliates that is communicated to or obtained by the Person serving as the Administrative Agent or any of its Affiliates in any capacity. The Administrative Agent shall not be liable for any action taken or not taken by it (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in Sections 10.6 and 8.2) or (ii) in the absence of its own gross negligence or willful misconduct as determined by a court of competent jurisdiction by final and nonappealable judgment. The Administrative Agent shall be [Different first page setting changed from on in original to off in modified.]. 100

[Different first page setting changed from on in original to off in modified.]. deemed not to have knowledge of any Default unless and until notice describing such Default is given to the Administrative Agent in writing by the Borrower, a Lender or an L/C Issuer. The Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document or (v) the satisfaction of any condition set forth in Section 4 or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent. 9.4 Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely upon, and shall be fully protected in relying, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan, or the issuance, extension, renewal or increase of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of a Lender or an L/C Issuer, the Administrative Agent may presume that such condition is satisfactory to such Lender or such L/C Issuer unless the Administrative Agent shall have received notice to the contrary from such Lender or such L/C Issuer prior to the making of such Loan or the issuance, extension, renewal or increase of such Letter of Credit. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts. The Administrative Agent may deem and treat the payee of any Note as the owner thereof for all purposes unless (i) a written notice of assignment, negotiation or transfer thereof shall have been filed with the Administrative Agent, and (ii) the Administrative Agent shall have received the written agreement of such assignee to be bound hereby as fully and to the same extent as if such assignee were an original Lender party hereto, in each case in form satisfactory to the Administrative Agent. 9.5 Delegation of Duties. The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article shall apply to any [Different first page setting changed from on in original to off in modified.]. 101

[Different first page setting changed from on in original to off in modified.]. such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent. The Administrative Agent shall not be responsible for the negligence or misconduct of any sub-agents except to the extent that a court of competent jurisdiction determines in a final and nonappealable judgment that the Administrative Agent acted with gross negligence or willful misconduct in the selection of such sub-agents. 9.6 Resignation of Administrative Agent. (a) The Administrative Agent may at any time give notice of its resignation to the Lenders, the L/C Issuers and the Borrower. Upon receipt of any such notice of resignation, the Required Lenders shall have the right, in consultation with the Borrower, to appoint a successor; provided, that if a Default or Event of Default has occurred and is continuing no such consultation with the Borrower shall be required. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation (or such earlier day as shall be agreed by the Required Lenders) (the “Resignation Effective Date”), then the retiring Administrative Agent may (but shall not be obligated to), on behalf of the Lenders and the L/C Issuers, appoint a successor Administrative Agent meeting the qualifications set forth above; provided, that in no event shall any successor Administrative Agent be a Defaulting Lender. Whether or not a successor has been appointed, such resignation shall become effective in accordance with such notice on the Resignation Effective Date. (b) If the Person serving as Administrative Agent is a Defaulting Lender pursuant to clause (d) of the definition thereof, the Required Lenders may, to the extent permitted by applicable law, by notice in writing to the Borrower and such Person remove such Person as Administrative Agent and, in consultation with the Borrower, appoint a successor. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days (or such earlier day as shall be agreed by the Required Lenders) (the “Removal Effective Date”), then such removal shall nonetheless become effective in accordance with such notice on the Removal Effective Date. (c) With effect from the Resignation Effective Date or the Removal Effective Date (as applicable) (1) the retiring or removed Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any collateral security held by the Administrative Agent on behalf of the Lenders or the L/C Issuers under any of the Loan Documents, the retiring Administrative Agent shall continue to hold such collateral security until such time as a successor Administrative Agent is appointed) and (2) except for any indemnity payments owed to the retiring or removed Administrative Agent, all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender and the L/C Issuers directly, until such time, if any, as the Required Lenders appoint a successor Administrative Agent as provided for above. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring or removed Administrative Agent (other [Different first page setting changed from on in original to off in modified.]. 102

[Different first page setting changed from on in original to off in modified.]. than any rights to indemnity payments owed to the retiring or removed Administrative Agent), and the retiring or removed Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents. The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the retiring or removed Administrative Agent’s resignation or removal hereunder and under the other Loan Documents, the provisions of this Article and Section 10.5 shall continue in effect for the benefit of such retiring or removed Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring or removed Administrative Agent was acting as Administrative Agent. (d) Any resignation by or removal of CFC as Administrative Agent pursuant to this Section shall also constitute its resignation as L/C Issuer and Swing Line Lender. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, (a) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of such retiring L/C Issuer and Swing Line Lender, (b) such retiring L/C Issuer and Swing Line Lender shall be discharged from all of their respective duties and obligations hereunder or under the other Loan Documents, and (c) the successor L/C Issuer shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements satisfactory to such retiring L/C Issuer to effectively assume the obligations of the retiring L/C Issuer with respect to such Letters of Credit. 9.7 Non-Reliance on Administrative Agent and Other Lenders. Each Lender and each L/C Issuer acknowledges that (i) it has, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement, and (ii) the Administrative Agent has not made any representation or warranty to it and that no act by the Administrative Agent hereinafter taken, including any review of the affairs of the Borrower, shall be deemed to constitute any representation or warranty by the Administrative Agent to any Lender. Each Lender and each L/C Issuer also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder. Each Lender represents and warrants that (i) the Loan Documents set forth the terms of a commercial lending facility and (ii) it is engaged in making, acquiring or holding commercial loans in the ordinary course and is entering into this Agreement as a Lender for the purpose of making, acquiring or holding commercial loans and providing other facilities set forth herein as may be applicable to such Lender, and not for the purpose of purchasing, acquiring or holding any other type of financial instrument, and each Lender agrees not to assert a claim in contravention of the foregoing. Each Lender represents and warrants that it is sophisticated with respect to decisions to make, acquire and/or hold commercial loans and to provide other facilities set forth herein, as may be applicable to such Lender, and either it, or the Person exercising discretion in making its decision to make, acquire and/or hold such commercial loans or to [Different first page setting changed from on in original to off in modified.]. 103

[Different first page setting changed from on in original to off in modified.]. provide such other facilities, is experienced in making, acquiring or holding such commercial loans or providing such other facilities. 9.8 No Other Duties, Etc. Anything herein to the contrary notwithstanding, none of the Lead Arranger, the Co-Syndication Agents or the Documentation Agent shall have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity, as applicable, as the Administrative Agent, a Lender or an L/C Issuer hereunder. 9.9 Administrative Agent May File Proofs of Claim. In case of the pendency of any proceeding under any Debtor Relief Law or any other judicial proceeding relative to the Borrower, the Administrative Agent (irrespective of whether the principal of any Loan or L/C Obligation shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered (but not obligated), by intervention in such proceeding or otherwise: (a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, L/C Obligations and all other obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders, the L/C Issuers and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders, the L/C Issuers and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders, the L/C Issuers and the Administrative Agent under Sections 2.3(h) and (i), 2.9 and 10.5) allowed in such judicial proceeding; and (b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender and each L/C Issuer to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders and the L/C Issuers, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Sections 2.9 and 10.5. Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender or any L/C Issuer any plan of reorganization, arrangement, adjustment or composition affecting the Borrower Obligations or the rights of any Lender or any L/C Issuer to authorize the Administrative Agent to vote in respect of the claim of any Lender or any L/C Issuer in any such proceeding. [Different first page setting changed from on in original to off in modified.]. 104

[Different first page setting changed from on in original to off in modified.]. 9.10 Indemnity. (a) Each Lender severally agrees to indemnify the Administrative Agent (to the extent not promptly reimbursed by the Borrower) from and against such Lender's Applicable Percentage of any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever that may be imposed on, incurred by, or asserted against the Administrative Agent in any way relating to or arising out of the Loan Documents or any action taken or omitted by the Administrative Agent under the Loan Documents (collectively, the “Indemnified Costs”); provided, however, that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments', suits, costs, expenses or disbursements resulting from the Administrative Agent's gross negligence or willful misconduct as found in a final, non-appealable judgment by a court of competent jurisdiction. Without limitation of the foregoing, each Lender agrees to reimburse the Administrative Agent promptly upon demand for its ratable share of any costs and expenses (including, without limitation, fees and expenses of counsel) payable by the Borrower under Section 10.05, to the extent that the Administrative Agent is not promptly reimbursed for such costs and expenses by the Borrower. In the case of any investigation, litigation or proceeding giving rise to any Indemnified Costs, this Article IX applies whether any such investigation, litigation or proceeding is brought by any Lender or any other Person. (b) Each Lender severally agrees to indemnify the L/C Issuers (to the extent not promptly reimbursed by the Borrower) from and against such Lender’s Applicable Percentage of any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever that may be imposed on, incurred by, or asserted against any L/C Issuer in any way relating to or arising out of the Loan Documents or any action taken or omitted by any L/C Issuer under the Loan Documents; provided that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from any L/C Issuer’s gross negligence or willful misconduct as found in a final, non-appealable judgment by a court of competent jurisdiction. Without limitation of the foregoing, each Lender agrees to reimburse the L/C Issuers promptly upon demand for its ratable share of any costs and expenses (including, without limitation, fees and expenses of counsel) payable by the Borrower under Section 10.05, to the extent that any such L/C Issuer is not promptly reimbursed for such costs and expenses by the Borrower. (c) The failure of any Lender to reimburse the Administrative Agent or any L/C Issuer, as the case may be, promptly upon demand for its ratable share of any amount required to be paid by the Lenders to the Administrative Agent or any L/C Issuer, as the case may be, as provided herein shall not relieve any other Lender of its obligation hereunder to reimburse the Administrative Agent or any L/C Issuer, as the case may be, for their ratable share of such amount, but no Lender shall be responsible for the failure of any other Lender to reimburse the Administrative Agent or any L/C Issuer, as the case may be, for such other Lender's ratable share of such amount. Without prejudice to the survival of any other agreement of any Lender hereunder, the agreement and obligations of each Lender contained in this [Different first page setting changed from on in original to off in modified.]. 105

[Different first page setting changed from on in original to off in modified.]. Article IX shall survive the payment in full of principal, interest and all other amounts payable hereunder and under the other Loan Documents. 9.11 Certain ERISA Matters. (a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and not, for the avoidance of doubt, to or for the benefit of the Borrower, that at least one of the following is and will be true: (i) such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments or this Agreement, (ii) the prohibited transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable so as to exempt from the prohibitions of Section 406 of ERISA and Section 4975 of the Code such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, (iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, or [Different first page setting changed from on in original to off in modified.]. 106

[Different first page setting changed from on in original to off in modified.]. (iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender. (b) In addition, unless either (1) sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or (2) a Lender has provided another representation, warranty and covenant in accordance with sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and not, for the avoidance of doubt, to or for the benefit of the Borrower, that the Administrative Agent is not a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related hereto or thereto). 9.12 Erroneous Payments. (a) If the Administrative Agent notifies a Lender or L/C Issuer, or any Person who has received funds on behalf of a Lender or L/C Issuer (any such Lender or L/C Issuer, or other recipient, a “Payment Recipient”) that the Administrative Agent has determined in its sole discretion (whether or not after receipt of any notice under immediately succeeding clause (b)) that any funds received by such Payment Recipient from the Administrative Agent or any of its Affiliates were erroneously transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or not known to such Lender or L/C Issuer or other Payment Recipient on its behalf) (any such funds, whether transmitted or received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise, individually and collectively, an “Erroneous Payment”) and demands the return of such Erroneous Payment (or a portion thereof), such Erroneous Payment shall at all times remain the property of the Administrative Agent and shall be segregated by the Payment Recipient and held in trust for the benefit of the Administrative Agent, and such Lender or L/C Issuer shall (or, with respect to any Payment Recipient who received such funds on its behalf, shall cause such Payment Recipient to) promptly, but in no event later than two Business Days thereafter, return to the Administrative Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made, in same day funds (in the currency so received), together with interest thereon in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Payment Recipient to the date such amount is repaid to the Administrative Agent in same day funds at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect. A notice of the Administrative Agent to any Payment Recipient under this clause (a) shall be conclusive, absent manifest error. (b) Without limiting immediately preceding clause (a), each Lender or L/C Issuer, or any Person who has received funds on behalf of a Lender, or L/C Issuer such Lender or L/C Issuer, hereby further agrees that if it receives a payment, prepayment or repayment (whether [Different first page setting changed from on in original to off in modified.]. 107

[Different first page setting changed from on in original to off in modified.]. received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise) from the Administrative Agent (or any of its Affiliates) (x) that is in a different amount than, or on a different date from, that specified in a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, (y) that was not preceded or accompanied by a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates), or (z) that such Lender or L/C Issuer, or other such recipient, otherwise becomes aware was transmitted, or received, in error or by mistake (in whole or in part) in each case: (i) (A) in the case of immediately preceding clauses (x) or (y), an error shall be presumed to have been made (absent written confirmation from the Administrative Agent to the contrary) or (B) an error has been made (in the case of immediately preceding clause (z)), in each case, with respect to such payment, prepayment or repayment; and (ii) such Lender or L/C Issuer shall (and shall cause any other recipient that receives funds on its respective behalf to) promptly (and, in all events, within one Business Day of its knowledge of such error) notify the Administrative Agent of its receipt of such payment, prepayment or repayment, the details thereof (in reasonable detail) and that it is so notifying the Administrative Agent pursuant to this Section 8.12(b). (c) Each Lender or L/C Issuer hereby authorizes the Administrative Agent to set off, net and apply any and all amounts at any time owing to such Lender or L/C Issuer under any Loan Document, or otherwise payable or distributable by the Administrative Agent to such Lender or L/C Issuer under any Loan Document with respect to any payment of principal, interest, fees or other amounts, against any amount that the Administrative Agent has demanded to be returned under immediately preceding clause (a). (d) In the event that an Erroneous Payment (or portion thereof) is not recovered by the Administrative Agent for any reason, after demand therefor by the Administrative Agent in accordance with immediately preceding clause (a), from any Lender or L/C Issuer that has received such Erroneous Payment (or portion thereof) (and/or from any Payment Recipient who received such Erroneous Payment (or portion thereof) on its respective behalf) (such unrecovered amount, an “Erroneous Payment Return Deficiency”), upon the Administrative Agent’s notice to such Lender or L/C Issuer at any time, (i) such Lender or L/C Issuer shall be deemed to have assigned its Loans (but not its Commitments) of the relevant Class with respect to which such Erroneous Payment was made (the “Erroneous Payment Impacted Class”) in an amount equal to the Erroneous Payment Return Deficiency (or such lesser amount as the Administrative Agent may specify) (such assignment of the Loans (but not Commitments) of the Erroneous Payment Impacted Class, the “Erroneous Payment Deficiency Assignment”) at par plus any accrued and unpaid interest (with the assignment fee to be waived by the Administrative Agent in such instance), and is hereby (together with the Borrower) deemed to execute and deliver an Assignment and Assumption with respect to such Erroneous Payment Deficiency Assignment, and such Lender or L/C Issuer shall deliver any Notes evidencing such Loans to the Borrower or the Administrative Agent, (ii) the Administrative [Different first page setting changed from on in original to off in modified.]. 108

[Different first page setting changed from on in original to off in modified.]. Agent as the assignee Lender shall be deemed to acquire the Erroneous Payment Deficiency Assignment, (iii) upon such deemed acquisition, the Administrative Agent as the assignee Lender shall become a Lender or L/C Issuer, as applicable, hereunder with respect to such Erroneous Payment Deficiency Assignment and the assigning Lender or assigning L/C Issuer shall cease to be a Lender or L/C Issuer, as applicable, hereunder with respect to such Erroneous Payment Deficiency Assignment, excluding, for the avoidance of doubt, its obligations under the indemnification provisions of this Agreement and its applicable Commitments which shall survive as to such assigning Lender or assigning L/C Issuer and (iv) the Administrative Agent may reflect in the Register its ownership interest in the Loans subject to the Erroneous Payment Deficiency Assignment. The Administrative Agent may, in its discretion, sell any Loans acquired pursuant to an Erroneous Payment Deficiency Assignment and upon receipt of the proceeds of such sale, the Erroneous Payment Return Deficiency owing by the applicable Lender or L/C Issuer shall be reduced by the net proceeds of the sale of such Loan (or portion thereof), and the Administrative Agent shall retain all other rights, remedies and claims against such Lender or L/C Issuer (and/or against any recipient that receives funds on its respective behalf). For the avoidance of doubt, no Erroneous Payment Deficiency Assignment will reduce the Commitments of any Lender or L/C Issuer and such Commitments shall remain available in accordance with the terms of this Agreement. In addition, each party hereto agrees that, except to the extent that the Administrative Agent has sold a Loan (or portion thereof) acquired pursuant to an Erroneous Payment Deficiency Assignment, and irrespective of whether the Administrative Agent may be equitably subrogated, the Administrative Agent shall be contractually subrogated to all the rights and interests of the applicable Lender or L/C Issuer under the Loan Documents with respect to each Erroneous Payment Return Deficiency. (e) The parties hereto agree that an Erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any obligations under this Agreement owed by the Borrower, except, in each case, to the extent such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, comprised of the funds received by the Administrative Agent from the Borrower for the purpose of making a payment or prepayment of the obligations under this Agreement; provided that this Section 8.12 shall not be interpreted to increase (or accelerate the due date for), or have the effect of increasing (or accelerating the due date for), the obligations of the Borrower under this Agreement relative to the amount (and/or timing for payment) of the obligations that would have been payable had such Erroneous Payment not been made by the Administrative Agent. (f) To the extent permitted by applicable law, no Payment Recipient shall assert any right or claim to an Erroneous Payment, and hereby waives, and is deemed to waive, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Erroneous Payment received, including without limitation waiver of any defense based on “discharge for value” or any similar doctrine. (g) Each party’s obligations, agreements and waivers under this Section 8.12 shall survive the resignation or replacement of the Administrative Agent, any transfer of rights or obligations by, or the replacement of, a Lender or L/C Issuer, the termination of the [Different first page setting changed from on in original to off in modified.]. 109

[Different first page setting changed from on in original to off in modified.]. Commitments and/or the repayment, satisfaction or discharge of all Borrower Obligations (or any portion thereof) under any Loan Document. SECTION X MISCELLANEOUS 10.1 Notices and Other Communications; Facsimile Copies. (a) Notices Generally. Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in subsection (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile as follows, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows: (i) if to the Borrower, the Administrative Agent, CFC as an L/C Issuer or the Swing Line Lender, to the address, facsimile number, electronic mail address or telephone number specified for such Person on Schedule 10.1; and (ii) if to any other Lender or L/C Issuer, to the address, facsimile number, electronic mail address or telephone number specified in its Administrative Questionnaire. Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by facsimile shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next business day for the recipient). Notices delivered through electronic communications to the extent provided in subsection (b) below, shall be effective as provided in such subsection (b). (b) Electronic Communications. Notices and other communications to the Lenders and the L/C Issuers hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent, provided that the foregoing shall not apply to notices to any Lender or L/C Issuer pursuant to Section 2 if such Lender or L/C Issuer, as applicable, has notified the Administrative Agent that it is incapable of receiving notices under such Section by electronic communication. The Administrative Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications. Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the [Different first page setting changed from on in original to off in modified.]. 110

[Different first page setting changed from on in original to off in modified.]. deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor; provided that, for both clauses (i) and (ii) above, if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient. (c) The Platform. THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE.” THE AGENT PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE BORROWER MATERIALS OR THE ADEQUACY OF THE PLATFORM, AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM THE BORROWER MATERIALS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY ANY AGENT PARTY IN CONNECTION WITH THE BORROWER MATERIALS OR THE PLATFORM. In no event shall the Administrative Agent or any of its Related Parties (collectively, the “Agent Parties”) have any liability to the Borrower, any Lender, any L/C Issuer or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of the Borrower’s or the Administrative Agent’s transmission of Borrower Materials through the Internet, except to the extent that such losses, claims, damages, liabilities or expenses are determined by a court of competent jurisdiction by a final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Agent Party; provided, however, that in no event shall any Agent Party have any liability to the Borrower, any Lender, any L/C Issuer or any other Person for indirect, special, incidental, consequential or punitive damages (as opposed to direct or actual damages). (d) Change of Address, Etc. Each of the Borrower and the Administrative Agent may change its address, electronic mail, facsimile or telephone number for notices and other communications hereunder by notice to the other parties hereto. Each Lender and each L/C Issuer may change its address, electronic mail, facsimile or telephone number for notices and other communications hereunder by notice to the Borrower, the Administrative Agent and the L/C Issuers. In addition, each Lender and each L/C Issuer agree to notify the Administrative Agent from time to time to ensure that the Administrative Agent has on record (i) an effective address, contact name, telephone number, facsimile number and electronic mail address to which notices and other communications may be sent and (ii) accurate wire instructions for such Lender or such L/C Issuer, as applicable. Furthermore, each Public Lender agrees to cause at least one individual at or on behalf of such Public Lender to at all times have selected the “Private Side Information” or similar designation on the content declaration screen of the Platform in order to enable such Public Lender or its delegate, in accordance with such Public Lender’s compliance procedures and applicable Law, including United States Federal and state securities Laws, to make reference to Borrower Materials that are not made available through the “Public Side Information” portion of the Platform and that may contain material non-public information with [Different first page setting changed from on in original to off in modified.]. 111

[Different first page setting changed from on in original to off in modified.]. respect to the Borrower or its securities for purposes of United States Federal or state securities laws. (e) Reliance by Administrative Agent, the L/C Issuers and Lenders. The Administrative Agent and the Lenders shall be entitled to rely and act upon any notices (including telephonic Committed Loan Notices, Interest Election Notices and Swing Line Loan Notices purportedly given by or on behalf of the Borrower even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. The Borrower shall indemnify the Administrative Agent, each Lender, each L/C Issuer and the Related Parties of each of them from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of the Borrower. All telephonic notices to and other telephonic communications with the Administrative Agent may be recorded by the Administrative Agent, and each of the parties hereto hereby consents to such recording. 10.2 Right of Set-Off; Payments Set Aside. (a) Right of Set-Off. In addition to any rights now or hereafter granted under applicable law or otherwise, and not by way of limitation of any such rights, upon the occurrence of an Event of Default and the commencement of remedies described in Section 8.2, the Administrative Agent, each Lender and each L/C Issuer is authorized at any time and from time to time, without presentment, demand, protest or other notice of any kind (all of which rights being hereby expressly waived), to set-off and to appropriate and apply any and all deposits (general or special) and any other indebtedness at any time held or owing by the Administrative Agent, such Lender (including, without limitation branches, agencies or Affiliates of such Lender wherever located) or such L/C Issuer to or for the credit or the account of the Borrower against the Borrower Obligations irrespective of whether the Administrative Agent, the L/C Issuers or the Lenders shall have made any demand hereunder and although such Borrower Obligations, or any of them, may be contingent or unmatured, and any such set-off shall be deemed to have been made immediately upon the occurrence of an Event of Default even though such charge is made or entered on the books of such Lender subsequent thereto. The Borrower hereby agrees that any Person purchasing a participation in the Loans and Commitments hereunder pursuant to Section 10.3(d) may exercise all rights of set-off with respect to its participation interest as fully as if such Person were a Lender hereunder. (b) Payments Set Aside. To the extent that any payment by or on behalf of the Borrower is made to the Administrative Agent, any L/C Issuer or any Lender, or the Administrative Agent, any L/C Issuer or any Lender exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Administrative Agent, such L/C Issuer or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred, and (b) each Lender and [Different first page setting changed from on in original to off in modified.]. 112

[Different first page setting changed from on in original to off in modified.]. each L/C Issuer severally agrees to pay to the Administrative Agent upon demand its applicable share (without duplication) of any amount so recovered from or repaid by the Administrative Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the Prime Rate from time to time in effect. The obligations of the Lenders and the L/C Issuers under clause (b) of the preceding sentence shall survive the payment in full of the Borrower Obligations and the termination of this Agreement. 10.3 Successors and Assigns. (a) Generally. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender, and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an assignee in accordance with the provisions of subsection (b) of this Section, (ii) by way of participation in accordance with the provisions of subsection (d) of this Section, or (iii) by way of pledge or assignment of a security interest subject to the restrictions of subsection (e) or (f) of this Section (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in subsection (d) of this Section and, to the extent expressly contemplated hereby, the Indemnitees) any legal or equitable right, remedy or claim under or by reason of this Agreement. (b) Assignments by Lenders. Any Lender may at any time assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans (including for purposes of this subsection (b), participations in L/C Obligations and Swing Line Loans) at the time owing to it, but excluding, in the case of an L/C Issuer, its obligations under its outstanding Letters of Credit); provided that any such assignment shall be subject to the following conditions: (i) Minimum Amounts. (A) in the case of an assignment of the entire remaining amount of the assigning Lender’s Commitment and/or the Loans at the time owing to it or contemporaneous assignments to related Approved Funds (determined after giving effect to such assignments) that equal at least the amount specified in paragraph (b)(i)(B) of this Section in the aggregate or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned; and (B) in any case not described in subsection (b)(i)(A) of this Section, the aggregate amount of the Commitment (which for this purpose includes Loans outstanding thereunder) or, if the applicable Commitment is not then in effect, the principal outstanding balance of the Loans of the assigning Lender subject to each such assignment (determined as of the [Different first page setting changed from on in original to off in modified.]. 113

[Different first page setting changed from on in original to off in modified.]. date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption, as of the Trade Date) shall not be less than $5,000,000 and an integral multiple of $1,000,000 in excess thereof unless each of the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed); provided, however, that concurrent assignments to members of an Assignee Group and concurrent assignments from members of an Assignee Group to a single assignee (or to an assignee and members of its Assignee Group) will be treated as a single assignment for purposes of determining whether such minimum amount has been met. (ii) Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s Loans and Commitments, and rights and obligations with respect thereto, assigned, except that this clause (ii) shall not prohibit any Lender from assigning all or a portion of its rights and obligations in respect of its Commitment (and the related Loans thereunder) on a non-pro rata basis; (iii) Required Consents. No consent shall be required for any assignment except to the extent required by subsection (b)(i)(B) of this Section and, in addition: (A) the consent of the Borrower (such consent not to be unreasonably withheld or delayed) shall be required unless (1) an Event of Default has occurred and is continuing at the time of such assignment or (2) such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund; provided that the Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within five Business Days after having received notice thereof; (B) the consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed) shall be required for assignments in respect of any Commitment if such assignment is to a Person that is not a Lender with a Commitment, an Affiliate of such Lender or an Approved Fund with respect to such Lender; and (C) the consent of each L/C Issuer and the Swing Line Lender (each such consent not to be unreasonably withheld or delayed) shall be required for any assignment. (iv) Assignment and Assumption. The parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee in the amount of $3,500; provided, [Different first page setting changed from on in original to off in modified.]. 114

[Different first page setting changed from on in original to off in modified.]. however, that the Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment. The assignee, if it is not a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire. (v) No Assignment to Certain Persons. No such assignment shall be made (A) to the Borrower or any of the Borrower’s Affiliates or Subsidiaries or (B) to any Defaulting Lender or any of its Subsidiaries, or any Person who, upon becoming a Lender hereunder, would constitute a Defaulting Lender or a Subsidiary thereof. (vi) No Assignment to Natural Persons. No such assignment shall be made to a natural Person (or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural Person). (vii) Certain Additional Payments. In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of the Borrower and the Administrative Agent, the applicable pro rata share of Loans previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (x) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent, each L/C Issuer, the Swing Line Lender and each other Lender hereunder (and interest accrued thereon), and (y) acquire (and fund as appropriate) its full pro rata share of all Loans and participations in Letters of Credit and Swing Line Loans in accordance with its Applicable Percentage. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under applicable Law without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs. Subject to acceptance and recording thereof by the Administrative Agent pursuant to subsection (c) of this Section, from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Sections 3.1, 3.4, 3.5 and 10.5 with [Different first page setting changed from on in original to off in modified.]. 115

[Different first page setting changed from on in original to off in modified.]. respect to facts and circumstances occurring prior to the effective date of such assignment; provided, that except to the extent otherwise expressly agreed by the affected parties, no assignment by a Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. Upon request, the Borrower (at its expense) shall execute and deliver a Note to the assignee Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this subsection shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with subsection (d) of this Section. (c) Register. The Administrative Agent, acting solely for this purpose as an agent of the Borrower, shall maintain at one of its offices in the United States a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts (and stated interest) of the Loans and L/C Obligations owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and the Borrower, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice. (d) Participations. Any Lender may at any time, without the consent of, or notice to, the Borrower or the Administrative Agent, sell participations to any Person (other than a natural Person, or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural Person, or the Borrower or any of the Borrower’s Affiliates or Subsidiaries) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans (including such Lender’s participation in L/C Obligations and/or Swing Line Loans) owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, and (iii) the Borrower, the Administrative Agent, the L/C Issuers and the Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. For the avoidance of doubt, each Lender shall be responsible for the indemnity under Section 10.5(c) with respect to any payments made by such Lender to its Participant(s). Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in Sections 10.6(a) through 10.6(h) that directly affects such Participant. The Borrower agrees that each Participant shall be entitled to the benefits of Sections 3.1, 3.4 and 3.5 (subject to the requirements and limitations therein, including the requirements under Section 3.1(g) (it being understood that the documentation required under Section 3.1(g) shall be delivered to the participating Lender)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to [Different first page setting changed from on in original to off in modified.]. 116

[Different first page setting changed from on in original to off in modified.]. subsection (b) of this Section; provided that such Participant (A) agrees to be subject to the provisions of Section 3.6 as if it were an assignee under paragraph (b) of this Section; and (B) shall not be entitled to receive any greater payment under Sections 3.1 or 3.4, with respect to any participation, than its participating Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation. Each Lender that sells a participation agrees, at the Borrower’s request and expense, to use reasonable efforts to cooperate with the Borrower to effectuate the provisions of Section 3.6(b) with respect to any Participant. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 10.2 as though it were a Lender; provided that such Participant agrees to be subject to Section 2.13 as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any Commitments, Loans, Letters of Credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such Commitment, Loan, Letter of Credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register. (e) Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto. (f) Fund Lenders. Notwithstanding anything to the contrary contained herein, any Lender that is a Fund may create a security interest in all or any portion of the Loans owing to it and the Note, if any, held by it to the trustee for holders of obligations owed, or securities issued, by such Fund as security for such obligations or securities, provided that unless and until such trustee actually becomes a Lender in compliance with the other provisions of this Section 10.3, (i) no such pledge shall release the pledging Lender from any of its obligations under the Loan Documents and (ii) such trustee shall not be entitled to exercise any of the rights of a Lender under the Loan Documents even though such trustee may have acquired ownership rights with respect to the pledged interest through foreclosure or otherwise. (g) Resignation as L/C Issuer or Swing Line Lender after Assignment. Notwithstanding anything to the contrary contained herein, if at any time CFC or another Lender serving as an L/C Issuer assigns all of its Commitment and Loans pursuant to subsection (b) above, (i) CFC or such other Lender, as the case may be, may, upon thirty days’ notice to the [Different first page setting changed from on in original to off in modified.]. 117

[Different first page setting changed from on in original to off in modified.]. Borrower and the Lenders, resign as one of the L/C Issuers and/or (ii) CFC may, upon thirty days’ notice to the Borrower, resign as Swing Line Lender. In the event of any such resignation as L/C Issuer or Swing Line Lender, the Borrower shall be entitled to appoint from among the Lenders a successor L/C Issuer or Swing Line Lender hereunder; provided, however, that no failure by the Borrower to appoint any such successor shall affect the resignation of CFC or the other Lender as L/C Issuer or of CFC as Swing Line Lender, as the case may be. If CFC or another Lender resigns as L/C Issuer, it shall remain primarily obligated under, and shall retain all the rights, powers, privileges and duties of an L/C Issuer hereunder with respect to, all its Letters of Credit outstanding as of the effective date of its resignation as L/C Issuer and all L/C Obligations with respect thereto (including the right to require the Lenders to make Base Rate Committed Loans or fund risk participations in Unreimbursed Amounts pursuant to Section 2.3(c)). If CFC resigns as Swing Line Lender, it shall retain all the rights of the Swing Line Lender provided for hereunder with respect to Swing Line Loans made by it and outstanding as of the effective date of such resignation, including the right to require the Lenders to make Base Rate Committed Loans or fund risk participations in outstanding Swing Line Loans pursuant to Section 2.4(c). Upon the appointment of a successor L/C Issuer and/or Swing Line Lender, (1) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring L/C Issuer or Swing Line Lender, as the case may be, and (2) the successor L/C Issuer shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements satisfactory to CFC or another Lender resigning as an L/C Issuer to effectively assume the obligations of CFC or such other Lender, as the case may be, with respect to such Letters of Credit; provided, however, that in the case of any Bond Letter of Credit, such substitution shall comply with the Bond Documents applicable thereto and with Section 2.3(b). 10.4 No Waiver; Remedies Cumulative. No failure or delay on the part of the Administrative Agent, any L/C Issuer or any Lender in exercising any right, power or privilege hereunder or under any other Loan Document and no course of dealing between the Borrower and the Administrative Agent or any Lender shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Loan Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights and remedies provided herein are cumulative and not exclusive of any rights or remedies which the Administrative Agent or any Lender would otherwise have. No notice to or demand on the Borrower in any case shall entitle the Borrower to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Administrative Agent or the Lenders to any other or further action in any circumstances without notice or demand. Notwithstanding anything to the contrary contained herein or in any other Loan Document, the authority to enforce rights and remedies hereunder and under the other Loan Documents against the Borrower shall be vested exclusively in, and all actions and proceedings at law in connection with such enforcement shall be instituted and maintained exclusively by, the Administrative Agent in accordance with Section 8.2 for the benefit of all the Lenders and the L/C Issuers; provided, however, that the foregoing shall not prohibit (a) the Administrative Agent from exercising on its own behalf the rights and remedies that inure to its benefit (solely [Different first page setting changed from on in original to off in modified.]. 118

[Different first page setting changed from on in original to off in modified.]. in its capacity as Administrative Agent) hereunder and under the other Loan Documents, (b) the L/C Issuers or the Swing Line Lender from exercising the rights and remedies that inure to its benefit (solely in their/its capacity as L/C Issuers or Swing Line Lender, as the case may be) hereunder and under the other Loan Documents, (c) any Lender from exercising setoff rights in accordance with Section 10.2 (subject to the terms of Section 2.13), or (d) any Lender from filing proofs of claim or appearing and filing pleadings on its own behalf during the pendency of a proceeding relative to the Borrower under any Debtor Relief Law; and provided, further, that if at any time there is no Person acting as Administrative Agent hereunder and under the other Loan Documents, then (i) the Required Lenders shall have the rights otherwise ascribed to the Administrative Agent pursuant to Section 8.2 and (ii) in addition to the matters set forth in clauses (b), (c) and (d) of the preceding proviso and subject to Section 2.13, any Lender may, with the consent of the Required Lenders, enforce any rights and remedies available to it and as authorized by the Required Lenders. 10.5 Payment of Expenses, etc. (a) Costs and Expenses. The Borrower shall pay (i) all reasonable out-of-pocket expenses incurred by the Administrative Agent and its Affiliates (including the reasonable fees, charges and disbursements of counsel for the Administrative Agent), in connection with the syndication of the credit facilities provided for herein, the preparation, negotiation, execution, delivery and administration of this Agreement and the other Loan Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated) (ii) all reasonable out-of-pocket expenses incurred by the L/C Issuers in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder and (iii) all reasonable out-of-pocket expenses incurred by the Administrative Agent, any L/C Issuer or any Lender (including the reasonable fees, charges and disbursements of any counsel for the Administrative Agent, any L/C Issuer or any Lender), in connection with the enforcement or protection of its rights (A) in connection with this Agreement and the other Loan Documents, including its rights under this Section, or (B) in connection with the Loans made hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit (b) Indemnification by the Borrower. The Borrower shall indemnify the Administrative Agent (and any sub-agent thereof) and each Lender and each L/C Issuer, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses (including the fees, charges and disbursements of any counsel for any Indemnitee), incurred by any Indemnitee or asserted against any Indemnitee by any third party or by the Borrower or any Subsidiary of the Borrower arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby, (ii) any Loan or Letter of Credit or the use or proposed use of the proceeds therefrom (including any refusal by an L/C Issuer to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not [Different first page setting changed from on in original to off in modified.]. 119

[Different first page setting changed from on in original to off in modified.]. strictly comply with the terms of such Letter of Credit), (iii) any Loan or the use or proposed use of the proceeds therefrom, (iv) any actual or alleged presence or release of hazardous materials on or from any property currently or formerly owned or operated by the Borrower, any Subsidiary of the Borrower, or any liability resulting from any actual or alleged violation of Environmental Laws related in any way to the Borrower, any Subsidiary of the Borrower, or (v) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by the Borrower, and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (x) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee or (y) result from a claim brought by the Borrower against an Indemnitee for breach of such Indemnitee’s obligations hereunder or under any other Loan Document, if the Borrower has obtained a final and nonappealable judgment in its favor on such claim as determined by a court of competent jurisdiction. (c) Reimbursement by Lenders. To the extent that the Borrower for any reason fails to indefeasibly pay any amount required under subsection (a) or (b) of this Section to be paid by it to the Administrative Agent (or any sub-agent thereof), the L/C Issuers or any Related Party of any of the foregoing, each Lender severally agrees to pay to the Administrative Agent (or any such sub-agent), the L/C Issuers or such Related Party, as the case may be, such Lender’s pro rata share in accordance with its Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount, provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent (or any such sub-agent) or the L/C Issuers in their capacity as such, or against any Related Party of any of the foregoing acting for the Administrative Agent (or any such sub-agent) or the L/C Issuers in connection with such capacity. The obligations of the Lenders under this subsection (c) are subject to the provisions of Section 2.12(de). (d) Waiver of Consequential Damages, Etc. To the fullest extent permitted by applicable law, the Borrower shall not assert, and hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Loan or Letter of Credit or the use of the proceeds thereof. No Indemnitee referred to in subsection (b) above shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby. (e) Payments. All amounts due under this Section shall be payable within ten Business Days after demand therefor. [Different first page setting changed from on in original to off in modified.]. 120

[Different first page setting changed from on in original to off in modified.]. (f) Survival. The agreements in this Section shall survive the resignation of the Administrative Agent, any L/C Issuer and the Swing Line Lender, the replacement of any Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all other Borrower Obligations. 10.6 Amendments, Waivers and Consents. Except as expressly set forth in this Agreement (including Section 2.18), neither this Agreement, nor any other Loan Document nor any of the terms hereof or thereof may be amended, changed, waived, discharged or terminated unless such amendment, change, waiver, discharge or termination is in writing and signed by the Required Lenders and the Borrower; provided that no such amendment, change, waiver, discharge or termination shall without the consent of each Lender affected thereby: (a) extend the Maturity Date, or postpone or extend the time for any payment or prepayment of principal; (b) reduce the rate or extend the time of payment of interest (other than as a result of waiving the applicability of any post-default increase in interest rates) thereon or fees or other amounts payable hereunder; (c) reduce or, waive or forgive the principal amount of any Loan or L/C Borrowing; (d) increase or extend the Commitment of a Lender (it being understood and agreed that a waiver of any Default or Event of Default or a waiver of any mandatory reduction in the Commitments shall not constitute a change in the terms of any Commitment of any Lender); (e) release the Borrower from its obligations under the Loan Documents; (f) amend, modify or waive any provision of this Section 10.6 or Sections 2.12(a), 2.13, 2.14, 8.1(a), 10.2, 10.3 or 10.5, or any other provision of this Agreement that would alter the pro rata sharing of payments or the pro rata reduction of Commitments; (g) contractually subordinate in right of payment all or any portion of the Borrower Obligations to any other Indebtedness; (h) amend, modify, waive or change any provision of Section 4.2; (i) (g) reduce any percentage specified in, or otherwise modify, the definition of Required Lenders; (j) (h) consent to the assignment or transfer by the Borrower of any of its rights and obligations under (or in respect of) the Loan Documents; [Different first page setting changed from on in original to off in modified.]. 121

[Different first page setting changed from on in original to off in modified.]. (k) (i) unless also signed by the L/C Issuers, affect the rights or duties of the L/C Issuers under this Agreement or any Issuer Document relating to any Letter of Credit issued or to be issued by them; (l) (j) unless also signed by the Swing Line Lender, affect the rights or duties of the Swing Line Lender under this Agreement; or (m) (k) unless also signed by the Administrative Agent, affect the rights or duties of the Administrative Agent under this Agreement or any other Loan Document. Any Fee Letter may be amended, or rights and privileges thereunder waived, in a writing executed only by the parties thereto. No provision of Section 9 may be amended or modified without the consent of the Administrative Agent. Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder (and any amendment, waiver or consent which by its terms requires the consent of all Lenders or each affected Lender may be effected with the consent of the applicable Lenders other than Defaulting Lenders), except that (x) the Commitment of any Defaulting Lender may not be increased or extended without the consent of such Lender and (y) any waiver, amendment or modification requiring the consent of all Lenders or each affected Lender that by its terms affects any Defaulting Lender more adversely than other affected Lenders shall require the consent of such Defaulting Lender. Notwithstanding the fact that the consent of all the Lenders is required in certain circumstances as set forth above, (x) each Lender is entitled to vote as such Lender sees fit on any reorganization plan that affects the Loans, and each Lender acknowledges that the provisions of Section 1126(c) of the Bankruptcy Code supersede the unanimous consent provisions set forth herein and (y) the Required Lenders may consent to allow the Borrower to use cash collateral in the context of a bankruptcy or insolvency proceeding. 10.7 Counterparts. This Agreement may be executed in any number of counterparts, each of which where so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. 10.8 Headings. The headings of the sections and subsections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement. 10.9 Interest Rate Limitation. Notwithstanding anything to the contrary contained in any Loan Document, the interest paid or agreed to be paid under the Loan Documents shall not exceed the maximum rate [Different first page setting changed from on in original to off in modified.]. 122

[Different first page setting changed from on in original to off in modified.]. of non-usurious interest permitted by applicable Law (the “Maximum Rate”). If the Administrative Agent or any Lender shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Loans or, if it exceeds such unpaid principal, refunded to the Borrower. In determining whether the interest contracted for, charged, or received by the Administrative Agent or a Lender exceeds the Maximum Rate, such Person may, to the extent permitted by applicable Law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Borrower Obligations hereunder. 10.10 Survival of Indemnification and Representations and Warranties. All indemnities set forth herein and all representations and warranties made hereunder and in any other Loan Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof. Such representations and warranties have been or will be relied upon by the Administrative Agent and each Lender, regardless of any investigation made by the Administrative Agent or any Lender and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default or Event of Default at the time of the making of any Loan, and shall continue in full force and effect as long as any Loan or any other Borrower Obligation hereunder shall remain unpaid or unsatisfied or any Letter of Credit shall remain outstanding. 10.11 Governing Law. (a) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF GEORGIA. (b) SUBMISSION TO JURISDICTION. THE BORROWER IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF GEORGIA SITTING IN FULTON COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE NORTHERN DISTRICT OF GEORGIA, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH GEORGIA STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN [Different first page setting changed from on in original to off in modified.]. 123

[Different first page setting changed from on in original to off in modified.]. DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT, ANY LENDER, OR ANY L/C ISSUER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST THE BORROWER OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION. (c) WAIVER OF VENUE. THE BORROWER IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT. (d) SERVICE OF PROCESS. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 10.1. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW. 10.12 Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. 10.13 Severability. If any provision of this Agreement or the other Loan Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a [Different first page setting changed from on in original to off in modified.]. 124

[Different first page setting changed from on in original to off in modified.]. provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Without limiting the foregoing provisions of this Section 10.13, if and to the extent that the enforceability of any provisions in this Agreement relating to Defaulting Lenders shall be limited by Debtor Relief Laws, as determined in good faith by the Administrative Agent, the L/C Issuers and/or the Swing Line Lender, as applicable, then such provisions shall be deemed to be in effect only to the extent not so limited. 10.14 Further Assurances. The Borrower agrees, upon the request of the Administrative Agent, to promptly take such actions, as reasonably requested, as are necessary to carry out the intent of this Agreement and the other Loan Documents. 10.15 Entirety. This Agreement together with the other Loan Documents represent the entire agreement of the parties hereto and thereto, and supersede all prior agreements and understandings, oral or written, if any, including any commitment letters or correspondence relating to the Loan Documents or the transactions contemplated herein and therein. 10.16 Binding Effect; Continuing Agreement. (a) This Agreement shall become effective at such time as all of the conditions set forth in Section 4.1 have been satisfied or waived by the Lenders and it shall have been executed by the Borrower, the Administrative Agent and the Lenders, and thereafter this Agreement shall be binding upon and inure to the benefit of the Borrower, the Administrative Agent and each Lender and their respective successors and assigns. (b) This Agreement shall be a continuing agreement and shall remain in full force and effect until all Loans, interest, fees and other Borrower Obligations have been paid in full and all Commitments have been terminated. Upon termination, the Borrower shall have no further obligations (other than the indemnification provisions that survive) under the Loan Documents; provided that should any payment, in whole or in part, of the Borrower Obligations be rescinded or otherwise required to be restored or returned by the Administrative Agent or any Lender, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, then the Loan Documents shall automatically be reinstated and all amounts required to be restored or returned and all costs and expenses incurred by the Administrative Agent or any Lender in connection therewith shall be deemed included as part of the Borrower Obligations. 10.17 Confidentiality. Each of the Administrative Agent, the L/C Issuers and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Affiliates and to its Related Parties (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential); (b) to the extent requested by any regulatory authority purporting to have jurisdiction over such Person or its Related Parties [Different first page setting changed from on in original to off in modified.]. 125

[Different first page setting changed from on in original to off in modified.]. (including any self-regulatory authority, such as the National Association of Insurance Commissioners); (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process (provided, in the event of any disclosure pursuant to this clause (c), the Administrative Agent, the L/C Issuers or the Lenders, as applicable, shall promptly notify the Borrower of its disclosure of such Information); (d) to any other party to this Agreement; (e) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder; (f) subject to an agreement containing provisions substantially the same as those of this Section 10.17, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or (ii) any actual or prospective counterparty (or its Related Parties) to any swap, derivative or other transaction under which payments are to be made by reference to the Borrower and its obligations, this Agreement or payments hereunder; (g) on a confidential basis to (i) any rating agency in connection with rating the Borrower or its Subsidiaries or the Indebtedness under this Agreement or (ii) the CUSIP Service Bureau or any similar agency in connection with the issuance and monitoring of CUSIP numbers with respect to this Agreement; (h) with the consent of the Borrower; (i) any nationally recognized rating agency that requires access to information about a Lender’s or its Affiliates’ investment portfolio in connection with ratings issued with respect to such Lender or its Affiliates; or (j) to the extent such Information (x) becomes publicly available other than as a result of a breach of this Section 10.17, or (y) becomes available to the Administrative Agent, any Lender, any L/C Issuer or any of their respective Affiliates on a nonconfidential basis from a source other than the Borrower. In addition, the Administrative Agent and the Lenders may disclose the existence of this Agreement and information about this Agreement to market data collectors and similar service providers to the lending industry. For the purposes of this Section 10.17, “Information” means all information received from the Borrower or any of its Subsidiaries relating to the Borrower or its Subsidiary or any of their respective businesses, other than any such information that is available to the Administrative Agent, any Lender or any L/C Issuer on a nonconfidential basis prior to disclosure by the Borrower or any Subsidiary, provided that, in the case of information received from the Borrower or any Subsidiary after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section 10.17 shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. Each of the Administrative Agent, the L/C Issuers and the Lenders acknowledges that (a) the Information may include material non-public information concerning the Borrower or a Subsidiary, as the case may be, (b) it has developed compliance procedures regarding the use of material non-public information and (c) it will handle such material non-public information in accordance with applicable Law, including United States Federal and state securities Laws. [Different first page setting changed from on in original to off in modified.]. 126

[Different first page setting changed from on in original to off in modified.]. 10.18 USA PATRIOT Act Notice. Each Lender, each L/C Issuer and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Borrower that pursuant to the requirements of the Patriot Act, it is required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow such Lender, such L/C Issuer or the Administrative Agent, as applicable, to identify the Borrower in accordance with the Patriot Act. The Borrower shall, promptly following a request by the Administrative Agent, any Lender or L/C Issuer, provide all documentation and other information that the Administrative Agent, such Lender or such L/C Issuer requests in order to comply with its ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act. 10.19 No Advisory or Fiduciary Responsibility. In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), the Borrower acknowledges and agrees, and acknowledges its Affiliates’ understanding, that: (i) (A) the arranging and other services regarding this Agreement provided by the Administrative Agent, the Lenders and the Lead Arranger, are arm’s-length commercial transactions between the Borrower its Affiliates, on the one hand, and the Administrative Agent, the Lenders and the Lead Arranger, on the other hand, (B) the Borrower has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate, and (C) the Borrower is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents; (ii) (A) each of the Administrative Agent, the Lenders and the Lead Arranger is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for the Borrower or any of its respective Affiliates, or any other Person and (B) neither the Administrative Agent nor the Lenders nor the Lead Arranger have any obligation to the Borrower or any of its respective Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; and (iii) the Administrative Agent, the Lenders and the Lead Arranger and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Borrower and its respective Affiliates, and neither the Administrative Agent nor the Lenders nor the Lead Arranger have any obligation to disclose any of such interests to the Borrower and its respective Affiliates. To the fullest extent permitted by law, the Borrower hereby waives and releases any claims that it may have against the Administrative Agent, the Lenders and the Lead Arranger with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby. 10.20 Electronic Execution of Assignments and Certain Other Documents. The words “execution,” “signed,” “signature,” and words of like import in any Assignment and Assumption or in any amendment or other modification hereof (including waivers and consents) shall be deemed to include electronic signatures or the keeping of records [Different first page setting changed from on in original to off in modified.]. 127

[Different first page setting changed from on in original to off in modified.]. in electronic form, which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, Georgia’s Uniform Electronic Transactions Act or any other similar state laws based on the Uniform Electronic Transactions Act. 10.21 Voting Participants.[Reserved.] Notwithstanding anything in Section 10.3 to the contrary, any Farm Credit Lender that (i) has purchased a participation in the minimum aggregate amount of $5,000,000 on or after the Closing Date, (ii) is, by written notice to the Borrower and the Administrative Agent (“Voting Participant Notification”), designated by the selling Lender (including any existing Voting Participant) as being entitled to be accorded the rights of a Voting Participant hereunder and (iii) receives the prior written consent of the Borrower and the Administrative Agent to become a Voting Participant (such consent to be required only to the extent and under the circumstances it would be required if such Voting Participant were to become a Lender pursuant to an assignment in accordance with Section 10.3 (any Farm Credit Lender so designated and consented to being called a “Voting Participant”), shall be entitled to vote for so long as such Farm Credit Lender owns such participation and notwithstanding any subparticipation by such Farm Credit Lender (and the voting rights of the selling Lender (including any existing Voting Participant) shall be correspondingly reduced), on a dollar for dollar basis, as if such participant were a Lender, on any matter requiring or allowing a Lender to provide or withhold its consent, or to otherwise vote on any proposed action. To be effective, each Voting Participant Notification shall, with respect to any Voting Participant, (x) state the full name, as well as all contact information required of an assignee in an Assignment and Assumption and (y) state the dollar amount of the participation purchased in its Commitment or any or all of its Loans. The selling Lender (including any existing Voting Participant) and the purchasing Voting Participant shall notify the Administrative Agent and the Borrower within 3 Business Days’ of any termination of, or reduction or increase in the amount of, such participation. The Borrower and the Administrative Agent shall be entitled to conclusively rely on information contained in notices delivered pursuant to this paragraph. The voting rights hereunder are solely for the benefit of the Voting Participant and shall not inure to any assignee or participant of the Voting Participant that is not a Farm Credit Lender. 10.22 [Reserved.] 10.23 Amendment and Restatement. (a) Amendment and Restatement; No Novation. On the Closing Date, subject to the satisfaction of the conditions set forth in Section 4.1, (a) the Existing Credit Agreement shall be amended and restated in its entirety by this Agreement and (i) all references to the Existing Credit Agreement in any Loan Document other than this Agreement (including in any amendment, waiver or consent) shall be deemed to refer to the Existing Credit Agreement as amended and restated hereby, (ii) all references to any section (or subsection) of the Existing Credit Agreement in any Loan Document (but not herein) shall be amended to be, mutatis mutandis, references to the corresponding provisions of this Agreement and (iii) except as the [Different first page setting changed from on in original to off in modified.]. 128

[Different first page setting changed from on in original to off in modified.]. context otherwise provides, all references to this Agreement herein (including for purposes of indemnification and reimbursement of fees) shall be deemed to be reference to the Existing Credit Agreement as amended and restated hereby, (b) the Schedules attached hereto hereby replace in their entirety the corresponding Schedules attached to the Existing Credit Agreement prior to the Closing Date (including, without limitation, Schedule 1.1 hereto which sets forth the Commitments and Applicable Percentages) and (c) the Exhibits attached hereto hereby replace in their entirety the corresponding Exhibits attached to the Existing Credit Agreement prior to the Closing Date. This Agreement is not intended to constitute, and does not constitute, a novation of the obligations and liabilities under the Existing Credit Agreement (including the Borrower Obligations) or to evidence payment of all or any portion of such obligations and liabilities. (b) Effect on Existing Credit Agreement and on the Borrower Obligations. On and after the Closing Date, (i) the Existing Credit Agreement shall be of no further force and effect except as amended and restated hereby and except to evidence (A) the incurrence by the Borrower of the “Borrower Obligations” under and as defined therein (whether or not such “Borrower Obligations” are contingent as of the Closing Date), (B) the representations and warranties made by the Borrower prior to the Closing Date and (C) any action or omission performed or required to be performed pursuant to such Existing Credit Agreement prior to the Closing Date (including any failure, prior to the Closing Date, to comply with the covenants contained in such Existing Credit Agreement) and (ii) the terms and conditions of this Agreement and the Lenders’ rights and remedies under the Loan Documents, shall apply to all Borrower Obligations incurred under the Existing Credit Agreement and the Notes issued thereunder. (c) No Implied Waivers. Except as expressly provided in any Loan Document, this Agreement (i) shall not cure any breach of the Existing Credit Agreement or any “Default” or “Event of Default” thereunder existing prior to the Closing Date and (ii) is limited as written and is not a consent to any other modification of any term or condition of any Loan Document, each of which shall remain in full force and effect. 10.24 Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for any swap contract or any other agreement or instrument that is a QFC (such support, “QFC Credit Support”, and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States): In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or [Different first page setting changed from on in original to off in modified.]. 129

[Different first page setting changed from on in original to off in modified.]. such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support. 10.25 Acknowledgment and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereby acknowledges that any liability of any Lender that is an Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by an applicable Resolution Authority to any such liabilities arising hereunder that may be payable to it by any party hereto that is an Affected Financial Institution; and (b) the effects of any Bail-in Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of any applicable Resolution Authority. 10.26 Cashless Settlement. Notwithstanding anything to the contrary contained in this Agreement, any Lender may exchange, continue or rollover all or a portion of its Loans in connection with any [Different first page setting changed from on in original to off in modified.]. 130

[Different first page setting changed from on in original to off in modified.]. refinancing, extension, loan modification or similar transaction permitted by the terms of this Agreement, pursuant to a cashless settlement mechanism approved by the Borrower, the Administrative Agent and such Lender. [Remainder of Page Intentionally Left Blank] [Different first page setting changed from on in original to off in modified.]. 131

Applicable Percentage of Aggregate Commitments $50,000,000 25.000000000% 3.703703704% Lender Mizuho Bank, Ltd. Goldman Sachs Bank USA $50,000,000 $100,000,000 25.000000000% Commitment 3.703703704% 50.000000000% SCHEDULE 1.1 COMMITMENTS AND APPLICABLE PERCENTAGES Tranche A Commitments Total: 7.407407407% $200,000,000 Applicable Percentage of Tranche A Commitments 100.000000000% 14.814814815% Fifth Third Bank, National Association

$150,000,000200,0 00,000 9.80392156910.869565217% 9.259259259% 11.76470588217.391304348% Regions Bank 14.814814815% $100,000,000 Lender 7.8431372558.695652174% 7.407407407% National Rural Utilities Cooperative Finance Corporation Bank of America, N.A. Mizuho Bank, Ltd. $100,000,000 $150,000,000175,0 00,000 7.843137255% $250,000,000 11.76470588215.217391304% U.S. Bank National Association Commitment $100,000,000 12.962962963% 7.8431372558.695652174% 19.60784313721.739130435% 7.407407407% Tranche B Commitments Fifth Third Bank, National Association Truist Bank $50,000,000 18.518518519% 3.921568627% $150,000,000 Applicable Percentage of Tranche B Commitments JPMorgan Chase Bank, National Association 11.76470588213.043478261% $50,000,000 3.9215686274.347826087% 11.111111111% 3.703703704% Goldman Sachs Bank USA CoBank, ACB $50,000,000 Royal Bank of Canada 3.921568627% Applicable Percentage of Aggregate Commitments $125,000,000

$1,275,000,000.001 ,150,00,000 100.000000000% 85.185185185%Total:

SCHEDULE 5.8 LITIGATION None.

SCHEDULE 5.19

SUBSIDIARIES, AFFILIATES AND MEMBERS

Subsidiaries:

Rocky Mountain Leasing Corporation

Affiliates:

None

Members:

Altamaha EMC	GreyStone Power Corporation, an EMC	Rayle EMC
Amicalola EMC	Habersham EMC	Satilla Rural EMC
Canoochee EMC	Hart EMC	Sawnee EMC
Carroll EMC	Irwin EMC	Slash Pine EMC
Central Georgia EMC	Jackson EMC	Snapping Shoals EMC
Coastal EMC (d/b/a Coastal Electric Cooperative)	Jefferson Energy Cooperative, an EMC	Southern Rivers Energy, Inc., an EMC
Cobb EMC	Little Ocmulgee EMC	Sumter EMC
Colquitt EMC	Middle Georgia EMC	Three Notch EMC
Coweta-Fayette EMC	Mitchell EMC	Tri-County EMC
Diverse Power Inc., an EMC	Ocmulgee EMC	Upson EMC
Excelsior EMC	Oconee EMC	Walton EMC
Flint EMC (d/b/a Flint Energies)	Okefenoke Rural EMC	Washington EMC
Grady EMC	Planters EMC

SCHEDULE 5.20

GROSS MEMBER REVENUES

Member	Percentage of Oglethorpe's ~~2023~~2025 Member Revenues
~~Altamaha~~ALTAMAHA	~~1.0~~1.03%
~~Amicalola~~AMICALOLA	~~1.8~~1.78%
~~Canoochee~~CANOOCHEE	~~1.1~~1.09%
~~Carroll~~CARROLL	~~2.3~~2.55%
~~Central Georgia~~CENTRAL GEORGIA	~~3.9~~4.07%
~~Coastal Electric Cooperative~~COASTAL ELECTRIC COOPERATIVE	~~0.9~~0.95%
~~Cobb~~COBB	~~11.8~~8.41%
~~Colquitt~~COLQUITT	~~2.5~~2.15%
~~Coweta-Fayette~~COWETA-FAYETTE	~~4.7~~4.56%
~~Diverse Power~~DIVERSE POWER INCORPORATED	~~2.2~~2.25%
~~Excelsior~~EXCELSIOR	~~1.3~~1.31%
~~Flint~~FLINT ENERGIES	~~0.7~~0.84%
~~Grady~~GRADY	~~0.8~~0.80%
~~GreyStone Power~~GREYSTONE POWER CORP	~~8.8~~9.60%
~~Habersham~~HABERSHAM	~~1.3~~1.26%
~~Hart~~HART	~~1.4~~1.50%
~~Irwin~~IRWIN	~~0.5~~0.54%
~~Jackson~~JACKSON	~~15.6~~18.75%
~~Jefferson Energy~~JEFFERSON ENERGY COOPERATIVE	~~1.7~~1.71%
~~Little Ocmulgee~~LITTLE	~~0.5~~0.48%

Member	Percentage of Oglethorpe's ~~2023~~2025 Member Revenues
OCMULGEE	
~~Middle Georgia~~MIDDLE GEORGIA	~~0.3~~0.33%
~~Mitchell~~MITCHELL	~~1.3~~1.34%
~~Ocmulgee~~OCMULGEE	~~0.6~~0.49%
~~Oconee~~OCONEE	~~0.8~~0.70%
~~Okefenoke~~OKEFENOKE RURAL	~~1.5~~1.39%
~~Planters~~PLANTERS	~~0.7~~0.73%
~~Rayle~~RAYLE	~~0.7~~0.73%
~~Satilla~~SATILLA	~~2.3~~1.84%
~~Sawnee~~SAWNEE	~~8.2~~7.36%
~~Slash Pine~~SLASH PINE	~~0.4~~0.45%
~~Snapping Shoals~~SNAPPING SHOALS	~~5.6~~5.76%
~~Southern Rivers~~SOUTHERN RIVERS ENERGY	~~0.9~~0.90%
~~Sumter~~SUMTER	~~0.9~~0.93%
~~Three Notch~~THREE NOTCH	~~0.5~~0.53%
~~Tri-County~~TRI-COUNTY	~~1.1~~0.96%
~~Upson~~UPSON COUNTY	~~0.4~~0.36%
~~Walton~~WALTON	~~7.7~~8.80%
~~Washington~~WASHINGTON	~~1.1~~0.78%
Total	**100.0%**

SCHEDULE 10.1 NOTICES Borrower Oglethorpe Power Corporation (An Electric Membership Corporation) Elizabeth B. Higgins Chief Financial Officer 2100 East Exchange Place Tucker, GA 30084-5336 Telephone: 770-270-7942 Fax: 770-270-7325 Email: betsy.higgins@opc.com with copies to: Joachim E. Rick Senior Director, Capital Markets and Investor Relations 2100 East Exchange Place Tucker, GA 30084-5336 Telephone: 770-270-7240 Fax: 770-270-7325 Email: joe.rick@opc.com and Annalisa M. Bloodworth Suzanne N. Roberts SVP, General Counsel 2100 East Exchange Place Tucker, GA 30084-5336 Telephone: 770-270-7507770-270-7768 Fax: 770-270-7977 Email: annalisa.bloodworthopcgeneralcounsel@opc.com

City/State New York, NY 10081 Bank Name Administrative Agent Account Number JPMorgan Chase 700607596 Account Name National Rural Utilities Cooperative Finance Corp. Oglethorpe Power Corporation Admin Agent Account ABA Number Reference 021 000 021 Oglethorpe Power Corporation Rev. Credit Facility National Rural Utilities Cooperative Finance Corporation Attention: Administrative Agent 20701 Cooperative Way Dulles, VA 20166 Attn: Loan Syndications Telephone: 703-467-1773 Facsimile: 703-467-5681 Email: loansyndicationsEmail:loansyndications@nrucfc.coop Wire Instructions:

Interest Period Elections if Eurodollar Rate Loans are chosen: 1-month Base Rate Loans 3-months 6-months SOFR Loans Wiring Instructions: Bank Name City, State ABA No Account No Credit Account Name Additional Instructions EXHIBIT 2.2(a)-1 FORM OF COMMITTED LOAN NOTICE Date: ___________, _____ To: National Rural Utilities Cooperative Finance Corporation, as Administrative Agent Borrower Name: OGLETHORPE POWER CORPORATION (AN ELECTRIC MEMBERSHIP CORPORATION) Facility Name: Amended and Restated Credit Agreement, dated as of December 11, 2019 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement;” the terms defined therein being used herein as therein defined), among OGLETHORPE POWER CORPORATION (AN ELECTRIC MEMBERSHIP CORPORATION) (the “Borrower”), the Lenders and L/C Issuers from time to time party thereto and National Rural Utilities Cooperative Finance Corporation, as Administrative Agent, Swing Line Lender and an L/C Issuer. Facility Number: [●] (to be completed by Administrative Agent) Category of Borrowing: Committed Borrowing (revolving loan) Effective Date of Borrowing: (a Business Day) The Borrowing Amount: $ Interest Rate Elected (Type of Committed Loans Requested):

Certification Acting on behalf of the Borrower, I hereby certify that as of the date below: (1) I am duly authorized to make this certification and to request a Committed Borrowing on the terms specified herein; (2) The Committed Borrowing requested herein complies with the requirements of the provisos to the first sentence of Section 2.1 of the Credit Agreement; (3) On and as of the effective date of the requested Committed Borrowing, immediately after giving effect to the funding and the application thereof, the representations and warranties made by the Borrower in any Loan Document [(other than the representations and warranties set forth in Sections 5.8, 5.15 and 5.16 of the Credit Agreement)]1 are true and correct in all material respects (or, in the case of any such representation and warranty already qualified by materiality, in all respects) at and as if made as of such date, except to the extent they expressly relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (or, in the case of any such representation and warranty already qualified by materiality, in all respects) as of such earlier date; and (4) No Default or Event of Default exists or is continuing or will be caused by giving effect to this Committed Loan Notice. Certified By: _______________________________ __________________________________ Signature Name: Date: Title: Attn: Loan Syndications Fax Number: (703) 467-5681 Email: loansyndications@nrucfc.coop 1 Delete bracketed language if requesting Closing Date loans.

1-month Base Rate Loans 3-months 6-months SOFR Loans EXHIBIT 2.2(a)-2 FORM OF INTEREST ELECTION NOTICE Date: ___________, _____ To: National Rural Utilities Cooperative Finance Corporation, as Administrative Agent Borrower Name: OGLETHORPE POWER CORPORATION (AN ELECTRIC MEMBERSHIP CORPORATION) Facility Name: Amended and Restated Credit Agreement, dated as of December 11, 2019 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement;” the terms defined therein being used herein as therein defined), among OGLETHORPE POWER CORPORATION (AN ELECTRIC MEMBERSHIP CORPORATION) (the “Borrower”), the Lenders and L/C Issuers from time to time party thereto and National Rural Utilities Cooperative Finance Corporation, as Administrative Agent, Swing Line Lender and an L/C Issuer. Loan Number: [●] (to be completed by Administrative Agent) Original Effective Date of Borrowing: (a Business Day) Effective Date of Interest Election: (a Business Day) The Amount of Borrowing*: * If different options are being elected with respect to different portions of the original Borrowing, indicate also the portion of the original Borrowing to be allocated to this Interest Election Request. Interest Rate Elected: Interest Period Elections if Eurodollar Rate Loans are chosen:

Certification Acting on behalf of the Borrower, I hereby certify that as of the date below I am duly authorized to make this certification and to make the Interest Election Notice on the terms specified herein. Certified By: _______________________________ __________________________________ Signature Name: Date: Title: Attn: Loan Syndications Fax Number: (703) 467-5681 Email: loansyndications@nrucfc.coop

EXHIBIT 2.4 FORM OF SWING LINE LOAN NOTICE Date: ___________, _____ To: National Rural Utilities Cooperative Finance Corporation, as Swing Line Lender National Rural Utilities Cooperative Finance Corporation, as Administrative Agent Borrower Name: OGLETHORPE POWER CORPORATION (AN ELECTRIC MEMBERSHIP CORPORATION) Facility Name: Amended and Restated Credit Agreement, dated as of December 11, 2019 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement;” the terms defined therein being used herein as therein defined), among OGLETHORPE POWER CORPORATION (AN ELECTRIC MEMBERSHIP CORPORATION) (the “Borrower”), the Lenders and L/C Issuers from time to time party thereto and National Rural Utilities Cooperative Finance Corporation, as Administrative Agent, Swing Line Lender and an L/C Issuer. Facility Number: [●] (to be completed by Administrative Agent) Category of Borrowing: Swing Line Borrowing Effective Date of Borrowing: (a Business Day) The Borrowing Amount: $

Certification Acting on behalf of the Borrower, I hereby certify that as of the date below: (1) I am duly authorized to make this certification and to request a Swing Line Borrowing on the terms specified herein; (2) The Swing Line Borrowing requested herein complies with the requirements of the provisos to the first sentence of Section 2.4(a) of the Credit Agreement; (3) On and as of the effective date of the requested Swing Line Borrowing, immediately after giving effect to the funding and the application thereof, the representations and warranties made by the Borrower in any Loan Document [(other than the representations and warranties set forth in Sections 5.8, 5.15 and 5.16 of the Credit Agreement)]2 are true and correct in all material respects (or, in the case of any such representation and warranty already qualified by materiality, in all respects) at and as if made as of such date, except to the extent they expressly relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (or, in the case of any such representation and warranty already qualified by materiality, in all respects) as of such earlier date; and (4) No Default or Event of Default exists or is continuing or will be caused by giving effect to this Swing Line Loan Notice. Certified By: _______________________________ __________________________________ Signature Name: Date: Title: Attn: Loan Syndications Fax Number: (703) 467-5681 Email: loansyndications@nrucfc.coop 2 Delete bracketed language if requesting Closing Date loans.

EXHIBIT 2.11 FORM OF NOTE [SECOND AMENDED AND RESTATED] NOTE ______________, ______ FOR VALUE RECEIVED, OGLETHORPE POWER CORPORATION (AN ELECTRIC MEMBERSHIP CORPORATION) (the “Borrower”), hereby promises to pay to _______________ (the “Lender”), at the office of National Rural Utilities Cooperative Finance Corporation (the “Administrative Agent”) as set forth in that certain Amended and Restated Credit Agreement, dated as of December 11, 2019, among the Borrower, the Lenders party thereto (including the Lender), the L/C Issuers party thereto and National Rural Utilities Cooperative Finance Corporation, as Administrative Agent, Swing Line Lender and an L/C Issuer (as the same may be amended, modified, extended or restated from time to time, the “Credit Agreement”) or at such other place or places as the holder of this [Amended and Restated] Note (this “Note”) may designate, the aggregate principal amount of all advances made by the Lender as Loans (and not otherwise repaid), in Dollars and in immediately available funds, on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount of each Loan made by the Lender, at such office, in like money and funds, for the period commencing on the date of each Loan until each Loan shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement. This Note is one of the Notes referred to in the Credit Agreement and evidences Loans made by the Lender thereunder. The Lender shall be entitled to the benefits of the Credit Agreement. Capitalized terms used in this Note have the respective meanings assigned to them in the Credit Agreement and the terms and conditions of the Credit Agreement are expressly incorporated herein and made a part hereof. [This Note replaces, restates and supersedes, but does not constitute payment of the indebtedness evidenced by, the [Amended and Restated] Note dated [December 11, 2019]May 23, 2024, issued by the Borrower to the Lender.] The Credit Agreement provides for the acceleration of the maturity of the Loans evidenced by this Note upon the occurrence of certain events (and for payment of collection costs in connection therewith) and for prepayments of Loans upon the terms and conditions specified therein. In the event this Note is not paid when due at any stated or accelerated maturity, the Borrower agrees to pay, in addition to the principal and interest, all costs of collection, including reasonable attorney fees. Except as permitted by Section 10.3 of the Credit Agreement, this Note may not be assigned by the Lender to any other Person. The date, amount, type, interest rate and duration of Interest Period (if applicable) of each Loan made by the Lender to the Borrower, and each payment made on account of the principal thereof, shall be recorded by the Administrative Agent and the Lender on their respective books; provided that the failure of the Administrative Agent or the Lender to make any such recordation shall not affect the obligations of the Borrower to make a payment when due of any amount owing hereunder or under this Note in respect of the Loans to be evidenced by this Note, and each such recordation shall be prima facie evidence of the obligations owing under this Note absent manifest error. The Borrower, for itself and its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Note. THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA. IN WITNESS WHEREOF, the Borrower has caused this Note to be executed as of the date first above written. OGLETHORPE POWER CORPORATION (AN ELECTRIC MEMBERSHIP CORPORATION) By: __________________________________ Name: __________________________________ Title: __________________________________

Outstanding Principal Balance This Date Notation Made By Type of Loan Made LOANS AND PAYMENTS WITH RESPECT THERETO Amount of Loan Made End of Interest Period Amount of Principal or Interest Paid This DateDate

EXHIBIT 2.14 [FORM OF NOTICE OF TRANCHE B MATURITY DATE EXTENSION REQUEST] NOTICE OF TRANCHE B MATURITY DATE EXTENSION REQUEST To: NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, as Administrative Agent Dated: _________________ Reference is hereby made to the Amended and Restated Credit Agreement, dated as of December 11, 2019 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), among Oglethorpe Power Corporation (An Electric Membership Corporation) (the “Borrower”), the Lenders and L/C Issuers party thereto and National Rural Utilities Cooperative Finance Corporation, as Administrative Agent, Swing Line Lender and an L/C Issuer. Capitalized terms used but not otherwise defined herein have the meanings ascribed to them in the Credit Agreement. This notice is the Notice of Tranche B Maturity Date Extension Request referred to in Section 2.14(a) of the Credit Agreement. The Borrower and each of the Tranche B Lenders party hereto hereby notify you that: 1. The Borrower hereby requests that the Tranche B Lenders extend the Tranche B Maturity Date of the Lenders’ Commitments under the Credit Agreement to __________, 203_ (the “New Tranche B Maturity Date”). 2. Each Tranche B Lender party hereto by selecting the applicable checkbox set forth opposite such Tranche B Lender’s name below agrees to either (i) decline to extend the Tranche B Maturity Date of its Tranche B Commitments or (ii) extend the Tranche B Maturity Date of its Tranche B Commitments to the New Tranche B Maturity Date. 3. The requested effective date of the extension is __________, 20__ (the “Extension Date”). 4. [On the Extension Date, each Tranche B Lender that agrees to extend the Tranche B Maturity Date of its Tranche B Commitments to the New Tranche B Maturity Date will receive a one-time fee of ___ basis points based on the amount of such Tranche B Lender’s Tranche B Commitment as of the Extension Date.]3 5. The Borrower hereby represents and warrants that (i) no Default or Event of Default shall have occurred and be continuing on the date hereof or after giving effect to the extension of the Tranche B Maturity Date and (ii) the Tranche B Maturity Date 3 Borrower to discuss with Administrative Agent before delivering Notice of Tranche B Maturity Date Extension Request.

extension requested hereunder has been duly authorized by all necessary corporate action by the Borrower. 6. Attached hereto as Annex A are copies of resolutions of the Board of Directors of the Borrower approving the extension of the Tranche B Maturity Date to the New Tranche B Maturity Date. [Signature Page Follows]

[Separate Tranche B Lender signature pages] OGLETHORPE POWER CORPORATION (AN ELECTRIC MEMBERSHIP CORPORATION), as Borrower By: Name: Title: Election to extend Tranche B Maturity Date to __________, 203_: Yes No [NAME OF TRANCHE B LENDER] By: Name: Title:

Annex A Resolutions [to be attached]

[Link-to-previous setting changed from off in original to on in modified.]. EXHIBIT 2.15 [FORM OF NOTICE OF REQUESTED COMMITTED INCREASE] NOTICE OF REQUESTED COMMITMENT INCREASE To: NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, as Administrative Agent Dated: _________________ Reference is hereby made to the Amended and Restated Credit Agreement, dated as of December 11, 2019 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), among Oglethorpe Power Corporation (An Electric Membership Corporation) (the “Borrower”), the Lenders and L/C Issuers party thereto and National Rural Utilities Cooperative Finance Corporation, as Administrative Agent, Swing Line Lender and an L/C Issuer. Capitalized terms used but not otherwise defined herein have the meanings ascribed to them in the Credit Agreement. This notice is the Notice of Requested Commitment Increase referred to in Section 2.15 of the Credit Agreement, and the Borrower and each of the Lenders party hereto hereby notify you that: 1. The Borrower hereby requests an increase in the Commitments under the Credit Agreement by an aggregate additional amount of $[_____]. 2. Each Lender party hereto agrees to make or increase the amount of its Commitment to the amount set forth opposite such Lender’s name below under the caption “Increased Commitment Amount” (the “Commitment Increase”). 3. The requested effective date of the Commitment Increase is ______, 20___. 4. The Borrower hereby represents and warrants that (i) no Default or Event of Default shall have occurred and be continuing on the date hereof or after giving effect to the Commitment Increase and (ii) the Commitment Increase has been duly authorized by all necessary corporate action by the Borrower. 5. [In consideration of each Lender’s Commitment Increase, Borrower will pay a fee consisting of ___ bps calculated on the increased amount of each such Lender’s Commitment.] 4 [Signature Page Follows] 4 Borrower to discuss with Administrative Agent before delivering Notice of Requested Commitment Increase.

[Link-to-previous setting changed from off in original to on in modified.]. [Separate Lender signature pages] Increased Commitment Amount $[_________________]5 [NAME OF LENDER] By: Name: Title: OGLETHORPE POWER CORPORATION (AN ELECTRIC MEMBERSHIP CORPORATION), as Borrower By: Name: Title: 5 To be inserted by Administrative Agent.

[Link-to-previous setting changed from off in original to on in modified.]. [NAME OF LENDER] Name: EXHIBIT 3.1(g)-1 [FORM OF] U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to the Amended and Restated Credit Agreement, dated as of December 11, 2019 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), among Oglethorpe Power Corporation (An Electric Membership Corporation) (the “Borrower”), the Lenders and L/C Issuers party thereto and National Rural Utilities Cooperative Finance Corporation, as Administrative Agent, Swing Line Lender and an L/C Issuer. Pursuant to the provisions of Section 3.1 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (iv) it is not a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code. The undersigned has furnished the Administrative Agent and the Borrower with a certificate of its non-U.S. Person status on IRS Form W-8BEN or W-8BEN-E. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. Title: By: Date: ________ __, 20[ ]

[NAME OF PARTICIPANT] Name: EXHIBIT 3.1(g)-2 [FORM OF] U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to the Amended and Restated Credit Agreement, dated as of December 11, 2019 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), among Oglethorpe Power Corporation (An Electric Membership Corporation) (the “Borrower”), the Lenders and L/C Issuers party thereto and National Rural Utilities Cooperative Finance Corporation, as Administrative Agent, Swing Line Lender and an L/C Issuer. Pursuant to the provisions of Section 3.1 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, and (iv) it is not a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code. The undersigned has furnished its participating Lender with a certificate of its non-U.S. Person status on IRS Form W-8BEN or W-8BEN-E. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender in writing, and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. Title: By: Date: ________ __, 20[ ]

[NAME OF PARTICIPANT] Name: EXHIBIT 3.1(g)-3 [FORM OF] U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to the Amended and Restated Credit Agreement, dated as of December 11, 2019 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), among Oglethorpe Power Corporation (An Electric Membership Corporation) (the “Borrower”), the Lenders and L/C Issuers party thereto and National Rural Utilities Cooperative Finance Corporation, as Administrative Agent, Swing Line Lender and an L/C Issuer. Pursuant to the provisions of Section 3.1 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such participation, (iii) with respect such participation, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code. The undersigned has furnished its participating Lender with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or W 8BEN E, or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or W-8BEN-E from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. Title: By:

Date: ________ __, 20[ ]

EXHIBIT 3.1(g)-4 [FORM OF] U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to the Amended and Restated Credit Agreement, dated as of December 11, 2019 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), among Oglethorpe Power Corporation (An Electric Membership Corporation) (the “Borrower”), the Lenders and L/C Issuers party thereto and National Rural Utilities Cooperative Finance Corporation, as Administrative Agent, Swing Line Lender and an L/C Issuer. Pursuant to the provisions of Section 3.1 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such Loan(s) (as well as any Note(s) evidencing such Loan(s)), (iii) with respect to the extension of credit pursuant to this Credit Agreement or any other Loan Document, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code. The undersigned has furnished the Administrative Agent and the Borrower with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or W-8BEN-E, or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or W-8BEN-E from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

[NAME OF LENDER] Name: Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. Title: By: Date: ________ __, 20[ ]

EXHIBIT 6.1(c) FORM OF OFFICER’S CERTIFICATE TO: NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, as Administrative Agent RE: Amended and Restated Credit Agreement, dated as of December 11, 2019, among OGLETHORPE POWER CORPORATION (AN ELECTRIC MEMBERSHIP CORPORATION) (the “Borrower”), the Lenders and L/C Issuers party thereto and National Rural Utilities Cooperative Finance Corporation, as Administrative Agent, Swing Line Lender and an L/C Issuer (as the same may be amended, modified, extended or restated from time to time, the “Credit Agreement”) DATE : ___________________, _____ Pursuant to the terms of the Credit Agreement, I, ____________________________, _____________, of the Borrower, hereby certify on behalf of the Borrower that, as of the quarter/year ending _________, ______, the statements below are accurate and complete in all material respects (all capitalized terms used herein unless otherwise defined shall have the meanings set forth in the Credit Agreement): a. No Default or Event of Default exists under the Credit Agreement, except as indicated on a separate page attached hereto, together with an explanation of the action taken or proposed to be taken by the Borrower with respect thereto. b. The quarterly/annual financial statements for the fiscal period cited above delivered pursuant to Section 6.1(a)/6.1(b) of the Credit Agreement are true and correct and have been prepared in accordance with GAAP (in the case of any quarterly financial statements, subject to changes resulting from audit and normal year-end audit adjustments). As of the end of such fiscal period, Patronage Capital of the Borrower was at least $900,000,0001,025,000,000. c. In connection with the delivery of annual financial statements only, attached hereto as Schedule 1 is an updated Schedule 5.20 (Gross Member Revenues) of the Credit Agreement (calculated as of the last day of the prior fiscal year). OGLETHORPE POWER CORPORATION (AN ELECTRIC MEMBERSHIP CORPORATION) By: __________________________________ Name: __________________________________ Title: __________________________________

Schedule 1 to Officer’s Certificate Schedule 6.22 (Gross Member Revenues)1 1 In connection with the delivery of annual financial statements only.

EXHIBIT 10.3(b) FORM OF ASSIGNMENT AND ASSUMPTION This Assignment and Assumption (the “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [the][each]1 Assignor identified in item 1 below ([the][each, an] “Assignor”) and [the][each] 2 Assignee identified in item 2 below ([the][each, an] “Assignee”). [It is understood and agreed that the rights and obligations of [the Assignors][the Assignees]3 hereunder are several and not joint.]4 Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as amended, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by [the][each] Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full. For an agreed consideration, [the][each] Assignor hereby irrevocably sells and assigns to [the Assignee][the respective Assignees], and [the][each] Assignee hereby irrevocably purchases and assumes from [the Assignor][the respective Assignors], subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of [the Assignor’s][the respective Assignors’] rights and obligations in [its capacity as a Lender][their respective capacities as Lenders] under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of [the Assignor][the respective Assignors] under the Credit Agreement, and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of [the Assignor (in its capacity as a Lender)][the respective Assignors (in their respective capacities as Lenders)] against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned by [the][any] Assignor to [the][any] Assignee pursuant to clauses (i) and (ii) above being referred to herein collectively as [the][an] “Assigned Interest”). Each such sale and assignment is without recourse to [the][any] Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by [the][any] Assignor. 1 For bracketed language here and elsewhere in this form relating to the Assignor(s), if the assignment is from a single Assignor, choose the first bracketed language. If the assignment is from multiple Assignors, choose the second bracketed language. 2 For bracketed language here and elsewhere in this form relating to the Assignee(s), if the assignment is to a single Assignee, choose the first bracketed language. If the assignment is to multiple Assignees, choose the second bracketed language. 3 Select as appropriate. 4 Include bracketed language if there are either multiple Assignors or multiple Assignees.

CUSIP Number $ Assignor[s]5 $ % Assignee[s]6 1. Assignor[s]: ______________________________ ______________________________ 2. Assignee[s]: ______________________________ ______________________________ [Assignee is an [Affiliate][Approved Fund] of [identify Lender] 3. Borrower(s): OGLETHORPE POWER CORPORATION (AN ELECTRIC MEMBERSHIP CORPORATION) 4. Administrative Agent:National Rural Utilities Cooperative Finance Corporation, as the administrative agent under the Credit Agreement 5. Credit Agreement: The Amended and Restated Credit Agreement, dated as of December 11, 2019, by and among OGLETHORPE POWER CORPORATION (AN ELECTRIC MEMBERSHIP CORPORATION), as borrower (the “Borrower”), the Lenders and L/C Issuers party thereto and National Rural Utilities Cooperative Finance Corporation, as Administrative Agent, Swing Line Lender and an L/C Issuer (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”) 6. Assigned Interest[s]: $ $ $ Aggregate Amount of Commitment/Loans for all Lenders7% $ [7. Trade Date: ______________]9 % Amount of Commitment/Loans Assigned8 Percentage Assigned of Commitment/ Loans8 5 List each Assignor, as appropriate. 6 List each Assignee, as appropriate. 7 Amount to be adjusted by the counterparties to take into account any payments or prepayments made between the Trade Date and the Effective Date. 8 Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder. 9 To be completed if the Assignor(s) and the Assignee(s) intend that the minimum assignment amount is to be determined as of the Trade Date.

ASSIGNOR[S]10 [NAME OF ASSIGNOR] By:______________________________ Title: [NAME OF ASSIGNOR] By:______________________________ Title: ASSIGNEE[S]11 [NAME OF ASSIGNEE] By:______________________________ Title: [NAME OF ASSIGNEE] By:______________________________ Title: [Page break] Effective Date: _____________ ___, 20___ [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.] The terms set forth in this Assignment and Assumption are hereby agreed to: 10 Add additional signature blocks as needed. Include both Fund/Pension Plan and manager making the trade (if applicable). 11 Add additional signature blocks as needed. Include both Fund/Pension Plan and manager making the trade (if applicable).

[Consented to and]12 Accepted: NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, as Administrative Agent By: _________________________________ Title: Consented to: NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, as Swing Line Lender and as L/C Issuer By: ________________________________ Title: Consented to: [NAME OF L/C ISSUER], as L/C Issuer By: ________________________________ Title: Consented to: [NAME OF L/C ISSUER], as L/C Issuer By: ________________________________ Title: Consented to: [NAME OF L/C ISSUER], 12 To be added only if the consent of the Administrative Agent is required by the terms of the Credit Agreement.

as L/C Issuer By: ________________________________ Title: [Consented to: OGLETHORPE POWER CORPORATION (AN ELECTRIC MEMBERSHIP CORPORATION), as Borrower By: ________________________________ Title:]13 13 To be added only if the consent of the Borrower is required by the terms of the Credit Agreement.

ANNEX 1 Amended and Restated Credit Agreement, dated as of December 11, 2019, by and among OGLETHORPE POWER CORPORATION (AN ELECTRIC MEMBERSHIP CORPORATION), as the Borrower, the Lenders and L/C Issuers party thereto and National Rural Utilities Cooperative Finance Corporation, as Administrative Agent, Swing Line Lender and an L/C Issuer STANDARD TERMS AND CONDITIONS FOR ASSIGNMENT AND ASSUMPTION 1. Representations and Warranties. 1.1 Assignor[s]. [The][Each] Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of [the][the relevant] Assigned Interest, (ii) [the][such] Assigned Interest is free and clear of any lien, encumbrance or other adverse claim, (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and (iv) it is not a Defaulting Lender; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document, or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document. 1.2. Assignee[s]. [The][Each] Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all the requirements to be an assignee under Section 10.3 of the Credit Agreement (subject to such consents, if any, as may be required thereunder), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of [the][the relevant] Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by the Assigned Interest and either it, or the Person exercising discretion in making its decision to acquire the Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 6.1 thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the][such] Assigned Interest, (vi) it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the][such] Assigned Interest, and (vii) if it is a Foreign Lender attached to the Assignment and Assumption is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by [the][such] Assignee; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, [the][any] Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender; and (c) (x) represents and warrants, as of the Effective Date, to, and (y) covenants, from the Effective Date to the date such Person ceases being a Lender party to the Credit Agreement, for the benefit of, [the][each] Assignor, the Administrative Agent and the Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower, that at least one of the following is and will be true: (i) [the][such] Assignee is not using “plan assets” (within the meaning of 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA) of one or more Benefit Plans in connection with the Loans, the Letters of Credit or the Commitments; (ii) the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to [the][such] Assignee’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and the Credit Agreement and acquisition and holding of the Assigned Interest; (iii) (A) [the][such] Assignee is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of [the][such] Assignee to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and the Credit Agreement and acquire and hold the Assigned Interest, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and the Credit Agreement and the acquisition and holding of the Assigned Interest satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of [the][such] Assignee, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to [the][such] Assignee’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and the Credit Agreement and acquisition and holding of the Assigned Interest; or (iv) such other representation, warranty and covenant as may be agreed in writing between the Assignor, in its sole discretion, the Administrative Agent, in its sole discretion, and [the][such] Assignee. 2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of [the][each] Assigned Interest (including payments of principal, interest, fees and other amounts) to [the][the relevant] Assignee whether such amounts have accrued prior to, on or after the Effective Date. The Assignor[s] and the Assignee[s] shall make all appropriate adjustments in payments by the Administrative Agent for periods prior to the Effective Date or with respect to the making of this assignment directly between themselves. Notwithstanding the foregoing, the Administrative Agent shall make all payments of interest, fees or other amounts paid or payable in kind from and after the Effective Date to [the][the relevant] Assignee.

3. General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by facsimile or electronic format shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of Georgia.